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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-01355

The Alger Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

ITEM 1. REPORT(S) TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS

SEMI-ANNUAL REPORT

APRIL 30, 2017 (UNAUDITED)

Table of Contents

The Alger Funds

Shareholders’ Letter	1
Fund Highlights	13
Portfolio Summary	28
Schedules of Investments	30
Statements of Assets and Liabilities	65
Statements of Operations	73
Statements of Changes in Net Assets	77
Financial Highlights	85
Notes to Financial Statements	117
Additional Information	157

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Shareholders' Letter April 30, 2017

Dear Shareholders,

Economic Strength Sustains Bull Market
The strong bull market continued during the six-month period ended April 30, 2017, with the
S&P 500 Index generating a 13.32% return. Growth stocks, broadly speaking, outperformed with the Russell 3000 Growth Index generating a 15.47% return. Small capitalization growth equities were even stronger as illustrated by the 18.48% return of the Russell 2000 Growth
Index.

We maintain that expectations for strengthening economic growth worldwide and improving corporate earnings have been the primary drivers of equity performance. We also believe that ongoing innovation, including medical breakthroughs and internet-based technology, is supporting equities.

Yet, some commentators have attributed recent equity gains to the U.S. presidential election.
Others have said it has been momentum trading. If it were either of those factors, we believe a temporary decline of equities that occurred in March following growing concerns over Washington’s ability to pass meaningful legislation would have been more severe. In regard to economic factors, consider the following:

• Consumer and business confidence have risen to at or near their highest levels in more than a decade.
• Wage growth is also accelerating. In December, hourly wages among private employers increased 2.9%, the highest rate since the financial crisis. Wages continued to increase during the first four months of this year.
• Corporate profits, meanwhile, are strengthening. At the end of the reporting period, Wall Street analysts expected first quarter S&P 500 earnings per share
(EPS) to increase 12% year over year for the first quarter of 2017—the high-
est rate in five years.
• The Conference Board’s Leading Economic Index has been climbing in a fairly steady manner since 2009 and hit a record high of 126.7 in March of this year.

Economic Growth Extends Beyond U.S.
Investor sentiment was also supported by expectations for improving economic growth abroad. Indeed, 2017 may be the first time since 2010 that all G-20 countries simultaneously experience economic growth and help strengthen corporate fundamentals. The encouraging outlook helped extend the equity rally beyond the U.S. as illustrated by the MSCI Emerging
Markets Index gaining 9.03% and the MSCI ACWI ex USA Index gaining 10.61%. A perception that geopolitical risk, including elections in France, was moderating supported investor sentiment. Upward revisions for earnings for both developed and emerging markets and strengthening Purchasing Managers’ Index readings in Europe and China were also encouraging.

Our view has consistently been that the economic recovery would be longer and stronger than expected, but also slower in pace due to the severity and nature of the 2008/2009 bear market and recession. While improving economic conditions are likely to make the Federal
Reserve more aggressive in its tightening, we don’t believe that monetary policy changes will derail the expansion. We note that the U.S. does not typically enter into a recession until about three years after material Fed tightening, which we maintain is just starting now.
Rising equity valuations concern some investors, but growth sectors such as Information
Technology and Health Care are trading in line or at a discount to their 20-year median price-to-earnings (P/E) ratios.

It is also reasonable to argue that with extremely low interest rates, equity multiples should be higher than their current levels.

Skepticism Versus Euphoria
In the face of new market highs for equities, many commentators are calling for a market correction, with the average analyst rating for S&P 500 companies being approximately one standard deviation below the average over the past decade. If bull markets begin in despair and end in euphoria as we believe, then the equity market still has room to run, particularly given strong fundamentals.

One asset class where we continue to see euphoria, however, is fixed income. Investors’
craving for fixed income exists despite the expensive valuations of bonds. Treasury bond yields are normally tightly linked to nominal GDP growth (both averaged 6.5% over the past
50 years), but current 10-year yields are more than two percentage points below next year’s estimated nominal GDP growth rate. Keep in mind that a one percentage point increase in interest rates should theoretically cause an 8% decline in the price of a 10-year bond. A historically wide disparity, meanwhile, exists between equity and bond valuations. When considering the wide disparity, two scenarios are possible: fixed income yields will rise and bond returns will be very disappointing or equity yields will fall (i.e. P/E ratios will rise) and stock returns will be strong. Under both scenarios, equities would outperform.

A rotation from bonds and bond-like stocks to equities would also have implications for active investing. Over the past few years, investors have favored bond-like equities (including those with weak fundamentals) as an alternative to low-yielding fixed income securities.
This behavior weighed on active managers who focus on identifying strong businesses rather than pursuing dividend quality. The fact is that rising interest rates have typically been associated with active investing outperforming passive and we believe that may be the case going forward. We are optimistic that we have seen the cyclical lows in interest rates and active investing.

Navigating the Ship Forward
While we think that the economic expansion can continue, we believe that a good captain does not simply look at calm waters and expect smooth sailing; rather, it is prudent to be prepared for all weather conditions. As bottom-up focused growth investors, we concentrate on building a boat or investment portfolio that we believe can sail through whatever conditions lie ahead. Instead of changing course based on which way economic winds are blowing (e.g. rotating to cyclical stocks when the economy is strong or to defensive stocks when it appears to be weakening), we focus on finding companies that can take market share and grow in both good and bad times.

The best risk management we know of is to understand our companies as well or better than anyone else, feel confident in their growth under multiple scenarios, and let the strength of their management teams and competitive advantages create value for our clients. Our research and experience shows that there are always areas of the economy that are growing, irrespective of where we are in market or economic cycles. For example, during the Global
Financial Crisis that occurred from the second quarter of 2008 until the second quarter of
2011, U.S. GDP was somewhat flat, but U.S. internet advertising and e-commerce grew over
30%. Companies that exploited that growth generated strong returns.

Innovation is Strong
We see many areas that seem poised to grow regardless of economic conditions. They range from established growth industries such as cloud computing and the mobile internet to emerging technologies such as artificial intelligence (AI).

We believe the following factors will support rapid growth of AI:

• Hardware improvements.
• Algorithm development.
• Storage efficiency.
Those factors are driving a revolution in what computers and robots can do including how they interact with us. It has long been established that technology is increasing at an ever faster rate, as popularized by Moore’s Law, but recent advances in the fundamentals that drive AI are simply astounding. For example, CPU deep learning performance has increased by 65 times in four years. These types of technological leaps are allowing computers to actually learn on their own—an AI program named Libratus, developed at Carnegie Mellon, recently beat some of the world’s best poker players. The truly incredible thing is not that it won, but that it taught itself and developed its own strategy.

AI will change many industries. In health care, doctors struggle to keep up with technology given the thousands of medical studies that are published each day. Yet, in one experiment, not only did IBM’s AI supercomputer, Watson, recommend the same treatments for cancer patients as oncologists 99% of the time, but incredibly it also found additional treatment options that physicians had not identified in 30% of the cases, potentially giving patients new hope. In transportation, cars are learning to drive themselves much more safely with Google, for instance, achieving an error rate of 2 per 10,000 miles driven in 2016, a huge 75% drop from the previous year. Some AI applications are already in use. It is estimated that 35%
of Amazon’s current sales are generated with its AI-curated personal recommendations.
According to a UBS survey, nearly 90% of large U.S. companies have a cognitive computing project underway and 20% expect machine learning to have a business impact within a year.

The huge computing power needed to drive these projects forward will be aided by services or platforms such as those from Google, Amazon, and Microsoft.

Conclusion
Finding areas of growth and companies that we believe will benefit from them, no matter what the environment, is our passion and expertise. Regardless of economic conditions, we believe our time-tested philosophy of focusing on Positive Dynamic Change has strong potential for producing attractive results for our clients and partners.

Portfolio Matters
Alger Capital Appreciation Fund
The Alger Capital Appreciation Fund returned 14.83% for the fiscal six-month period ended April 30, 2017, compared to the 15.23% return of the Russell 1000 Growth Index.

During the reporting period, the largest sector weightings were Information Technology and
Consumer Discretionary. The largest sector overweight was Information Technology and the largest underweight was Consumer Staples. The Information Technology and Financials
sectors provided the largest contributions to relative performance, while Consumer
Discretionary and Materials were among sectors that detracted from results.

Amazon.com, Inc.; Alphabet, Inc., Cl. C; Microsoft Corp.; and Comcast Corporation, Cl.
A. were among top contributors to performance. Shares of Apple, Inc. also contributed to performance. Shares of Apple performed strongly in response to continued strong sales of the company’s iPhone.

Conversely, QUALCOMM, Inc.; Molson Coors Brewing Co., Cl. B; Palo Alto Networks,
Inc.; and Activision Blizzard, Inc. were among top detractors from performance. Shares of
Anadarko Petroleum Corp. also detracted from results. Anadarko is an independent natural gas and oil company that engages in exploration and production. Its stock underperformed in the earlier portion of this year. The company announced encouraging quarterly results with healthy production growth and solid profitability; however, some investors were disappointed in the lack of near-term news on a pending sale of assets in Mozambique. In addition, softening oil prices hurt the performance of energy company stocks, including shares of Anadarko.

Alger International Growth Fund
The Alger International Growth Fund returned 7.71% for the fiscal six-month period ended
April 30, 2017, compared to the 10.61% return of the MSCI ACWI ex USA Index.

Stock selection resulted in Japan and the Netherlands being among countries that provided the greatest contributions to relative performance. An overweighting of Germany and France also supported results. Stock selection, however, resulted in Canada, Australia, Switzerland, and Brazil being among countries that provided the largest negative contributions to returns.

During the reporting period, the largest sector weightings were Financials and Information
Technology. The largest sector overweight was Information Technology and the largest underweight was Consumer Discretionary. The Information Technology and Financials
sectors provided the greatest contributions to relative performance, while Materials and
Consumer Discretionary were among sectors that detracted from results.

Mitsubishi UFJ Financial Group, Inc.; Banco Santander SA; Schneider Electric SE; Bayer
AG; and CKD Corp. were among top contributors to performance.

Mitsubishi UFJ is a Japanese mega bank. The company has significant U.S. exposure through its stakes in Morgan Stanley and Union Bank of California. Late in the fourth quarter, investors anticipated that Mitsubishi could therefore benefit from a hoped for improvement in the U.S. business environment under a new president.

Conversely, Iberdrola SA; Cenovus Energy Inc.; KDDI Corporation; BB Seguridade
Participacoes SA; and Asahi Group Holdings, Ltd. were among top detractors from performance. Iberdrola is a Spanish public multinational electric utility company that has potential to benefit from the economic recovery in Spain and the normalization of interest rates. However, its stock underperformed late in the reporting period as investors sold off utility stocks and rotated into cyclical sectors.

Alger Mid Cap Growth Fund
The Alger Mid Cap Growth Fund returned 17.16% for the fiscal six-month period ended
April 30, 2017, compared to the 13.59% return of the Russell Midcap Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Health Care and the largest underweight was Consumer Discretionary. The Health Care and Information Technology sectors provided the greatest contribution to relative performance, while Consumer Discretionary and Materials were among sectors that detracted from results.

Tolero Pharmaceuticals Series B, ARIAD Pharmaceuticals, Inc.; Tolero CDR; IDEXX
Laboratories, Inc.; and Masimo Corp. were among top contributors to performance. IDEXX provides health testing products for companion animals (pets), poultry, and livestock. Earlier this year, the company announced strong quarterly results with revenues and earnings increasing substantially driven by strong sales of testing equipment for companion animals.

Conversely, TransDigm Group, Inc.; TreeHouse Foods, Inc.; Palo Alto Networks, Inc.;
and Advance Auto Parts, Inc. were among top detractors from performance. Shares of
WisdomTree Investments, Inc. also detracted from performance. WisdomTree Investments creates and sells exchange traded funds (ETFs) in a variety of asset classes. Investors’
preference for passive investment strategies has enabled the company to grow its assets under management meaningfully over the last few years; however, uneven flows into the company’s products hurt the performance of WisdomTree shares during the first quarter.
In addition, quarterly earnings were disappointing, in part due to expenses associated with the company increasing its number of employees. Investors also became concerned over the company’s decision to increase the portion of its compensation from cash instead of company stock.

Alger SMid Cap Growth Fund
Alger Associates, Inc., the parent company of Fred Alger Management, Inc., has expanded upon our growth equity expertise by acquiring Weatherbie Capital, LLC. As of March 1,
2017, Weatherbie Capital became the sub-adviser to the Fund. The Fund’s investment strategy remains unchanged.

The Alger SMid Cap Growth Fund returned 13.72% for the fiscal six-month period ended
April 30, 2017, compared to the 17.04% return of the Russell 2500 Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Information Technology and the largest underweight was Consumer Discretionary. The Information Technology and Real Estate
sectors provided the greatest contributions to relative performance, while Industrials and
Materials were among sectors that detracted from results.

TubeMogul, Inc.; FirstService Corp; Incyte Corp.; Portola Pharmaceuticals, Inc.; and
LendingClub Corp. were among top contributors to performance. Incyte is a premier oncology biopharmaceutical company focused on discovering, developing, and commercializing novel therapies that recruit the immune system to tackle cancer. Its therapies also seek to block the effects of cancer-causing cell mutations. Jakafi, which treats rare blood cancers such as myelofibrosis and polycythemia, is the company’s main marketed drug. Jakafi is also in development for treating other diseases. Incyte stock outperformed during the first quarter in response to Jakafi sales growth and advances in the company’s drug development pipeline. Investors also responded favorably to news that Incyte and Merck & Co. will expand their collaboration into developing a combination cancer treatment. The treatment includes Incyte’s Epacadostat drug and Merck’s Keytruda product.

Lions Gate Entertainment Corp., Cl. B; Stamps.com, Inc.; Signature Bank; and Palantir
Series B Preferred., however, were among stocks that detracted from performance. Shares of BofI Holding, Inc. also detracted from results. BofI is the holding company of BofI
Federal Bank, a branchless bank that uses the internet and affiliates for low-cost distribution.
The bank provides financing for residential properties and for small-to-medium size businesses. It also provides specialty financing for receivables and other banking products such as checking and savings accounts. Its stock performance strengthened late in 2016 but then weakened in March along with the overall banking sector, despite the company’s sound fundamentals and a partnership with H&R Block that is helping BofI capture additional retail customers

Alger Small Cap Growth Fund
The Alger Small Cap Growth Fund returned 18.54% for the fiscal six-month period ended
April 30, 2017, compared to the 18.48% return of the Russell 2000 Growth Index.

During the quarter, the largest portfolio sector weightings were Health Care and
Information Technology. The largest sector overweight was Health Care and the largest sector underweight was Consumer Discretionary. The Information Technology and Health
Care sectors provided the greatest contributions to relative performance while Consumer
Discretionary and Materials were among sectors that detracted from results.

Cognex Corporation; TubeMogul, Inc.; Tolero Pharmaceutical Series B Convertible
Preferred Stock; Medidata Solutions, Inc.; and Masonite International Corp. were among top contributors to performance. Cognex is a global market leader in machine-vision and identification systems used to automate manufacturing and logistics. Scale, reach, a continued focus on innovation, and a strong balance sheet are allowing the company to continue to grow faster than the fragmented machine vision and automated ID market by capturing share, moving into adjacencies, and acquiring competitors. The company also has attractive opportunities in smartphone manufactures’ investments in automation, including demand for Cognex products that is being created by the Apple, Inc. “supercycle.”

Conversely, Lions Gate Entertainment Corp Class B; Endologix, Inc.; TreeHouse Foods,
Inc.; U.S. Silica Holdings, Inc.; and Luminex Corp. were among top detractors from results.
Endologix is developing the Nellix EndoVascular Aneurysm Sealing System, which is a minimally invasive technology that addresses abdominal aortic aneurysms. Performance of
Endologix shares weakened after the FDA requested follow up data from the company’s
Nellix clinical study which will delay the potential regulatory approval of the product.
Essentially, Nellix is now a potential earnings catalyst for next year rather than in 2017.

Alger Small Cap Focus Fund
The Alger Small Cap Focus Fund returned 15.41% for the fiscal six-month period ended
April 30, 2017, compared to the 18.48% return of the Russell 2000 Growth Index.

Cognex Corp.; TubeMogul, Inc.; Incyte Corp.; Veeva Systems Inc., Class A; and Medidata
Solutions, Inc. were among top contributors to performance. Shares of Cognex outperformed in response to developments described in the Alger Small Cap Growth Fund discussion.

Conversely, U.S. Silica Holdings, Inc.; Endologix, Inc.; Tesaro Inc.; and SPS Commerce,
Inc. were among top detractors from results. Shares of WisdomTree Investment’s, Inc.
also detracted from results. Performance of WisdomTree shares weakened in response to developments described in the Alger Mid Cap Growth Fund discussion.

Alger Health Sciences Fund
The Alger Health Sciences Fund returned 38.23% for the fiscal six-month period ended
April 30, 2017, compared to the 13.32% return of the S&P 500 Index and 14.18% return of the Russell 3000 Growth Health Care sector.

Tolero Pharmaceuticals Series B Convertible Preferred; Tolero Pharmaceuticals CDR;
Incyte Corp.; ARIAD Pharmaceuticals, Inc.; and UnitedHealth Group Inc. were among top contributors to performance. Shares of Incyte Corp. performed strongly in response to developments identified in the Alger SMid Cap Growth Fund discussion.

Conversely, Prosetta Biosciences, Inc. Series D Preferred; Sarepta Therapeutics, Inc.; Cempra,
Inc.; and Trillium Therapeutics, Inc. were among top detractors from performance. Shares of DexCom, Inc. also detracted from performance. DexCom is focused on developing and providing continuous glucose monitoring (CGM) systems for people with diabetes. In the fourth quarter of 2016, shares of DexCom underperformed due to near-term competitive concerns and potential market disruption from the launch of a competitive product.

Alger Growth & Income Fund
The Alger Growth & Income Fund returned 14.35% for the fiscal six-month period ended
April 30, 2017, compared to the 13.32% return of the S&P 500 Index.

The Fund invests in companies that are classified in one of the following categories:
Dividend Leaders, which generate high dividend yields; Dividend Growers, which have a history of strong and consistent dividend growth; and Kings of Cash Flow, which have strong potential for capital appreciation and returning cash to investors as a result of generating strong free cash flow.

During the reporting period, we continued to emphasize Dividend Growers and Kings of
Cash Flow, in part because Dividend Leaders continued to trade at high valuations.

During the reporting period, the largest sector weightings were Information Technology and
Financials. The largest sector overweight was Consumer Staples and the largest underweight was Utilities. The Industrials and Financials sectors provided the greatest contributions to relative performance, while Materials and Utilities were among sectors that detracted from results.

Apple, Inc.; CSX Corp.; JPMorgan Chase & Co.; Microsoft Corp.; and Morgan Stanley were among top contributors to performance. Shares of Apple outperformed in response to developments identified in the Alger Capital Appreciation Fund discussion.

Conversely, QUALCOMM Incorporated; Mattel, Inc.; Molson Coors Brewing Company
Class B; L Brands, Inc.; and Choicestream Inc. Series B Convertible Preferred were among top detractors from performance. QUALCOMM designs and manufactures semiconductors and software for the telecommunications industry. Its chips are vital to the operation of telephone handsets. QUALCOMM shares underperformed during the first quarter following news that Apple had filed a lawsuit seeking to have the company reduce its product pricing.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.
_______________________________

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund performance returns represent the six-month period return of Class
A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represent past performance, which is not an indication or guarantee of future results.
Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2017. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the fiscal period.

A Word about Risk
Investing in the stock market involves gains and losses and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources.
Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Some of the countries where a fund can invest may have restrictions that could limit the access to investment opportunities. The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves even higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Funds that participate in leveraging, such as Capital Appreciation, SMid Cap, and Health
Sciences, are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, a fund’s net asset value can decrease more quickly than if the fund had not borrowed.

A small investment in derivatives could have a potentially large impact on a fund’s performance. When purchasing options, a fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by a fund is exercised, the fund will not participate in any increase in the underlying security’s value above the exercise price. When a put option written by a fund is exercised, the fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in a fund’s portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally.
Because certain options may require settlement in cash, a fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks and the risk that Fred Alger Management, Inc. may not predict accurately future foreign exchange rates. Derivative contracts generally are subject to the risk of non-performance by the contract counterparty. For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges,

and expenses. For a prospectus or a summary prospectus containing this and other information about The Alger Funds call us at (800) 992-3863 or visit us at www.
alger.com. Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext,
SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.
Definitions:

• S&P 500 Index: An index of large company stocks considered representative of the U.S. stock market.
• Morgan Stanley Capital International (MSCI) All Country World Index
(ACWI) ex USA is an unmanaged, market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developing and emerging markets, but excluding the United States.
• MSCI Emerging Markets Index: A free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets.
• Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.
• Russell 3000 Growth Index Health Care measures he performance of the
Health Care sector within the Russell 3000 Growth Index.
• Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.
• Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.
• Russell 2500 Growth Index: An index of common stocks designed to track performance of small- and medium-capitalization companies with greater than average growth orientation.
• Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation.
• The Conference Board’s Leading Economic Indicator Index is based on a va-
riety of economic data and is part of the Conference Board’s analytic system that seeks to signal peaks and troughs in the business cycle.
• The Purchasing Managers' Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI is based on five major indi-
cators: new orders, inventory levels, production, supplier deliveries and the employment environment.

FUND PERFORMANCE AS OF 3/31/17 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Capital Appreciation Class A (Inception 12/31/96)	9.10%	11.57%	8.84%	8.80%
Alger Capital Appreciation Class B (Inception 11/1/93)	9.22%	11.64%	8.71%	8.78%
Alger Capital Appreciation Class C (Inception 7/31/97)*,†	13.28%	11.93%	8.60%	8.59%
Alger Capital Appreciation Class Z (Inception 12/29/10)	15.54%	13.16%	n/a	13.00%
Alger International Growth Class A (Inception 12/31/96)	0.18%	1.95%	2.26%	4.79%
Alger International Growth Class B (Inception 11/11/86)	(0.08)%	1.96%	2.25%	4.75%
Alger International Growth Class C (Inception 7/31/97)*,†	3.89%	2.24%	2.04%	4.58%
Alger International Growth Class I (Inception 5/31/13)	5.85%	n/a	n/a	2.96%
Alger International Growth Class Z (Inception 12/29/10)	6.22%	3.51%	n/a	4.92%
Alger Mid Cap Growth Class A (Inception 12/31/96)	10.54%	8.93%	4.07%	7.95%
Alger Mid Cap Growth Class B (Inception 5/24/93)	10.79%	9.03%	3.98%	7.91%
Alger Mid Cap Growth Class C (Inception 7/31/97)*,†	14.84%	9.23%	3.76%	7.36%
Alger Mid Cap Growth Class Z (Inception 5/28/15)	17.03%	n/a	n/a	0.55%
Alger SMid Cap Growth Class A (Inception 5/8/02)	11.19%	7.22%	5.37%	7.60%
Alger SMid Cap Growth Class C (Inception 5/8/02)	15.52%	7.55%	5.12%	7.34%
Alger SMid Cap Growth Class I (Inception 8/5/07)*	17.55%	8.39%	6.03%	8.05%
Alger SMid Cap Growth Class Z (Inception 12/29/10)	17.84%	8.74%	n/a	8.49%
Alger Small Cap Growth Class A (Inception 12/31/96)	18.84%	6.74%	5.14%	4.10%
Alger Small Cap Growth Class B (Inception 11/11/86)	19.32%	6.85%	5.16%	4.09%
Alger Small Cap Growth Class C (Inception 7/31/97)*,†	23.13%	7.03%	4.80%	3.92%
Alger Small Cap Growth Class Z (Inception 12/29/10)	25.90%	8.30%	n/a	7.98%
Alger Small Cap Focus Class A (Inception 3/3/08)	23.29%	9.56%	n/a	7.50%
Alger Small Cap Focus Class C (Inception 3/3/08)	28.20%	10.02%	n/a	7.36%
Alger Small Cap Focus Class I (Inception 3/3/08)	30.15%	10.96%	n/a	8.35%
Alger Small Cap Focus Class Y (Inception 2/28/17)	n/a	n/a	n/a	2.01%
Alger Small Cap Focus Class Z (Inception 12/29/10)	30.34%	11.25%	n/a	10.31%
Alger Health Sciences Class A (Inception 5/1/02)	26.97%	13.11%	9.35%	11.31%
Alger Health Sciences Class C (Inception 5/1/02)	32.05%	13.47%	9.10%	11.03%
Alger Health Sciences Class Z (Inception 5/28/15)	34.57%	n/a	n/a	0.28%
Alger Growth & Income Class A (Inception 12/31/96)	10.53%	10.58%	7.28%	7.90%
Alger Growth & Income Class B (Inception 6/1/92)	n/a	n/a	n/a	7.86%
Alger Growth & Income Class C (Inception 7/31/97)*,†	14.80%	10.95%	7.05%	7.68%
Alger Growth & Income Class Z (Inception 3/1/12)	16.99%	12.07%	n/a	12.37%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

Beginning August 7, 2015, Alger Small Cap Focus Fund (formerly Alger Growth Opportunities Fund) changed its investment strategy to normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index.

Beginning May 31, 2013, Alger International Growth Fund (formerly Alger Large Cap Growth Fund) changed its investment strategy to include securities of foreign companies of any market capitalization; its previous investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index.

Beginning April 1, 2011, Alger Growth & Income Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends. Previously, under the name “Alger Balanced

Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation.

* Historical performance prior to the inception of the Class, is that of the Fund's Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares and adding the higher operating expenses of the Class C shares.
† Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31, 1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER CAPITAL APPRECIATION FUND
Fund Highlights Through April 30, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital
Appreciation Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index
(unmanaged index of common stocks) for the ten years ended April 30, 2017. Figures for the Alger Capital
Appreciation Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends.
Performance for Alger Capital Appreciation Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION FUND
Fund Highlights Through April 30, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	13.36%	12.34%	8.72%	8.91%
Class B (Inception 11/1/93)	13.69%	12.42%	8.58%	8.88%
Class C (Inception 7/31/97)*	17.74%	12.71%	8.47%	8.69%
Russell 1000 Growth Index	19.50%	13.87%	8.88%	7.33%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	20.09%	13.94%	n/a	13.29%
Russell 1000 Growth Index	19.50%	13.87%	n/a	13.61%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER INTERNATIONAL GROWTH FUND
Fund Highlights Through April 30, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger International
Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the MSCI AC WORLD INDEX ex
USA (unmanaged index of common stocks) for the ten years ended April 30, 2017. Beginning May 31, 2013
Alger International Growth Fund changed its investment strategy to include securities of foreign companies of any market capitalization. Previously, under the name “Alger Large Cap Growth Fund”, its investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index. Figures for the Alger International Growth Fund Class A shares and the index include reinvestment of dividends. Performance for the Alger International Growth Fund Class B, Class C, Class
I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Indices performance does not reflect deduction for fees, expenses, or taxes.

ALGER INTERNATIONAL GROWTH FUND
Fund Highlights Through April 30, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	1.12%	2.76%	2.15%	4.90%
Class B (Inception 11/11/86)	1.04%	2.79%	2.15%	4.86%
Class C (Inception 7/31/97)*	4.96%	3.08%	1.93%	4.69%
MSCI AC WORLD INDEX ex USA	13.12%	5.61%	1.58%	5.37%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/31/2013
Class I (Inception 5/31/13)	6.97%	n/a	n/a	3.59%
MSCI AC WORLD INDEX ex USA	13.12%	n/a	n/a	4.13%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	7.25%	4.33%	n/a	5.28%
MSCI AC WORLD INDEX ex USA	13.12%	5.61%	n/a	3.66%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER MID CAP GROWTH FUND
Fund Highlights Through April 30, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap
Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2017. Figures for the Alger Mid Cap Growth
Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the
Alger Mid Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH FUND
Fund Highlights Through April 30, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	13.16%	9.19%	3.87%	8.00%
Class B (Inception 5/24/93)	13.50%	9.31%	3.79%	7.96%
Class C (Inception 7/31/97)*	17.43%	9.47%	3.55%	7.42%
Russell Midcap Growth Index	15.83%	12.28%	7.83%	8.52%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/28/2015
Class Z (Inception 5/28/15)	19.72%	n/a	n/a	1.41%
Russell Midcap Growth Index	15.83%	n/a	n/a	4.64%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SMID CAP GROWTH FUND
Fund Highlights Through April 30, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger SMid Cap
Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2017. Effective March 1, 2017, Weatherbie
Capital, LLC, a wholly-owned subsidiary of Alger Associates, Inc., the parent company of Fred Alger Management,
Inc., began providing investment management to the Alger SMid Cap Growth Fund. Figures for the Alger SMid Cap
Growth Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger SMid Cap Growth Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMID CAP GROWTH FUND
Fund Highlights Through April 30, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	5/8/2002
Class A (Inception 5/8/02)	12.03%	7.70%	5.24%	7.70%
Class C (Inception 5/8/02)	16.24%	8.02%	4.98%	7.44%
Class I (Inception 8/5/07)*	18.34%	8.87%	5.89%	8.15%
Russell 2500 Growth Index	20.72%	12.75%	8.33%	9.13%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	18.70%	9.23%	n/a	8.73%
Russell 2500 Growth Index	20.72%	12.75%	n/a	11.78%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Historical performance prior to August 5, 2007, inception of the class, is that of the Fund's Class A shares, which has been reduced to remove the sales charge imposed by Class A shares.

ALGER SMALL CAP GROWTH FUND
Fund Highlights Through April 30, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap
Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2017. Figures for the Alger Small Cap
Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH FUND
Fund Highlights Through April 30, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	18.92%	7.19%	4.98%	4.15%
Class B (Inception 11/11/86)	19.50%	7.27%	4.99%	4.14%
Class C (Inception 7/31/97)*	23.31%	7.46%	4.63%	3.97%
Russell 2000 Growth Index	24.06%	12.89%	7.97%	6.57%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	25.89%	8.70%	n/a	8.11%
Russell 2000 Growth Index	24.06%	12.89%	n/a	11.26%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SMALL CAP FOCUS FUND
Fund Highlights Through April 30, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap
Focus Fund Class A shares, with an initial 5.25% maximum sales charge, the Russell 2000 Growth (unmanaged indices of common stocks) from March 3, 2008, the inception date of the Alger Small Cap Focus Fund, through April 30,
2017. Prior to August 7, 2015, the Fund followed different investment strategies under the name “Alger Growth
Opportunities Fund” and prior to February 12, 2105 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel.
Prior to August 7, 2015 the Fund compared its performance to the Russell 2500 Growth Index. From August 7,
2015 forward, the Fund compares its performance to the Russell 2000 Growth Index to better reflect its investment strategies. Figures for the Alger Small Cap Focus Fund Class A shares, the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Focus Fund Class C, Class I, Class Y and Class Z
shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.
Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP FOCUS FUND
Fund Highlights Through April 30, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	3/3/2008
Class A (Inception 3/3/08)	22.09%	9.76%	n/a	7.54%
Class C (Inception 3/3/08)	26.90%	10.21%	n/a	7.40%
Class I (Inception 3/3/08)	28.88%	11.18%	n/a	8.39%
Russell 2000 Growth Index	24.06%	12.89%	n/a	10.13%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2017
Class Y (Inception 2/28/17)	n/a	n/a	n/a	3.02%
Russell 2000 Growth Index	n/a	n/a	n/a	3.05%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	29.19%	11.45%	n/a	10.34%
Russell 2000 Growth Index	24.06%	12.89%	n/a	11.26%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER HEALTH SCIENCES FUND
Fund Highlights Through April 30, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Health
Sciences Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended April 30, 2017. Figures for the Alger Health Sciences Fund Class A
shares and the S&P 500 Index include reinvestment of dividends. Performance for the Alger Health Sciences Fund
Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes. The 1 year performance shown in the graph above and the table below was significantly impacted in a positive way by the disposition of a private equity investment held in the fund. It is unlikely that a similar contribution to performance will reoccur in 2017.

PERFORMANCE COMPARISON AS OF 4/30/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	5/1/2002
Class A (Inception 5/1/02)	29.26%	14.24%	9.15%	11.49%
Class C (Inception 5/1/02)	34.38%	14.60%	8.90%	11.21%
S&P 500 Index	17.92%	13.68%	7.15%	7.55%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/28/2015
Class Z (Inception 5/28/15)	36.98%	n/a	n/a	1.98%
S&P 500 Index	17.92%	n/a	n/a	8.53%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER GROWTH & INCOME FUND
Fund Highlights Through April 30, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth
& Income Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks), for the ten years ended April 30, 2017. Beginning April 1, 2011, Alger Growth & Income
Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends. Previously, under the name “Alger Balanced Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation. Figures for the Alger Growth & Income Fund Class A shares, and the S&P 500 Index include reinvestment of dividends and/
or interest. Performance for the Alger Growth & Income Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GROWTH & INCOME FUND
Fund Highlights Through April 30, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	11.98%	11.17%	7.15%	7.94%
Class C (Inception 7/31/97)*	16.30%	11.53%	6.92%	7.72%
S&P 500 Index	17.92%	13.68%	7.15%	7.92%

	1 YEAR	5 YEARS	10 YEARS	Since 3/1/2012
Class Z (Inception 3/1/12)	18.48%	12.65%	n/a	12.45%
S&P 500 Index	17.92%	13.68%	n/a	13.65%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Prior to April 1, 2011, the Fund followed a different investment objective and different strategies under the name “Alger Balanced Fund”.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

PORTFOLIO SUMMARY†
April 30, 2017 (Unaudited)

`
	Alger Capital	Alger Mid Cap Growth	Alger SMid Cap Growth	Alger Small Cap Growth
SECTORS	Appreciation Fund	Fund	Fund	Fund
Consumer Discretionary	20.3%	16.1%	12.4%	6.2%
Consumer Staples	3.8	3.5	0.0	2.0
Energy	1.8	1.4	0.0	1.9
Financials	5.1	6.4	9.2	4.8
Health Care	14.5	19.8	18.9	37.0
Industrials	6.5	12.1	15.9	8.6
Information Technology	43.0	26.4	34.9	34.9
Materials	1.1	4.5	0.0	2.6
Real Estate	1.7	3.4	5.1	1.0
Telecommunication Services	1.3	0.0	0.0	0.0
Short-Term Investments and
Net Other Assets	0.9	6.4	3.6	1.0
	100.0%	100.0%	100.0%	100.0%

	Alger Small Cap Focus	Alger Health Sciences	Alger Growth & Income
SECTORS	Fund	Fund	Fund
Consumer Discretionary	1.7%	0.0%	12.2%
Consumer Staples	0.0	0.3	11.1
Energy	1.8	0.0	5.5
Financials	6.7	0.0	14.3
Health Care	39.3	97.1	14.1
Industrials	5.8	0.0	11.4
Information Technology	37.6	0.0	21.5
Materials	1.9	0.0	1.3
Real Estate	0.0	0.0	2.5
Telecommunication Services	0.0	0.0	2.9
Utilities	0.0	0.0	0.8
Short-Term Investments and Net Other Assets	5.2	2.6	2.4
	100.0%	100.0%	100.0%

PORTFOLIO SUMMARY†
April 30, 2017 (Unaudited) (Continued)

Alger International
COUNTRY	Growth Fund
Australia	1.5%
Austria	0.7
Belgium	1.1
Brazil	0.5
Canada	10.7
China	7.3
France	8.6
Germany	10.5
Greece	0.6
Hong Kong	3.3
India	2.2
Ireland	2.4
Italy	0.8
Japan	14.9
Netherlands	2.3
Norway	1.2
South Korea	3.8
Spain	2.4
Sweden	3.2
Switzerland	3.4
Taiwan	2.3
United Kingdom	11.3
United States	2.8
Cash and Net Other Assets	2.2
100.0%
† Based on net assets for each Fund.

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments April 30, 2017 (Unaudited)

COMMON STOCKS—96.1%	SHARES	VALUE
AEROSPACE & DEFENSE—0.3%
General Dynamics Corp.	41,449	$8,032,402
ALTERNATIVE CARRIERS—0.6%
Level 3 Communications, Inc.*	240,907	14,637,509
APPAREL ACCESSORIES & LUXURY GOODS—0.6%
Kate Spade & Co.*	149,803	2,606,572
PVH Corp.	143,888	14,537,005
		17,143,577
APPAREL RETAIL—0.3%
The TJX Cos., Inc.	98,477	7,744,231
APPLICATION SOFTWARE—4.0%
Adobe Systems, Inc.*	211,000	28,219,140
Autodesk, Inc.*	321,220	28,932,285
salesforce.com, Inc.*	562,800	48,468,336
		105,619,761
AUTO PARTS & EQUIPMENT—0.8%
Delphi Automotive PLC.	265,811	21,371,204
AUTOMOTIVE RETAIL—0.0%
Carvana Co.*	112,403	1,247,673
BIOTECHNOLOGY—4.9%
ACADIA Pharmaceuticals, Inc.*	205,841	7,066,521
Alexion Pharmaceuticals, Inc.*	68,643	8,771,203
BioMarin Pharmaceutical, Inc.*	152,596	14,624,801
Celgene Corp.*	427,726	53,059,410
Incyte Corp.*	164,529	20,447,664
TESARO, Inc.*	34,220	5,050,530
Vertex Pharmaceuticals, Inc.*	168,871	19,977,439
		128,997,568
BREWERS—0.8%
Molson Coors Brewing Co., Cl. B	227,490	21,814,016
BROADCASTING—1.7%
CBS Corp., Cl. B	677,637	45,103,519
BUILDING PRODUCTS—0.3%
Johnson Controls International PLC.	201,313	8,368,581
CABLE & SATELLITE—3.3%
Charter Communications, Inc., Cl. A*	48,519	16,746,818
Comcast Corporation, Cl. A	1,793,742	70,296,749
		87,043,567
CONSTRUCTION MATERIALS—0.3%
Vulcan Materials Co.	68,868	8,324,764
CONSUMER FINANCE—0.2%
LendingClub Corp.*	957,563	5,601,744
DATA PROCESSING & OUTSOURCED SERVICES—3.9%
Visa, Inc., Cl. A	1,120,463	102,208,635
DIVERSIFIED BANKS—0.5%
JPMorgan Chase & Co.	164,441	14,306,367
ELECTRICAL COMPONENTS & EQUIPMENT—0.4%
Rockwell Automation, Inc.	68,186	10,729,067

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
FINANCIAL EXCHANGES & DATA—1.7%
IntercontinentalExchange Group, Inc.	524,921	$31,600,244
S&P Global, Inc.	101,800	13,660,542
		45,260,786
FOOD DISTRIBUTORS—0.6%
Performance Food Group Co.*	608,684	15,156,232
FOOTWEAR—0.4%
NIKE, Inc., Cl. B	166,563	9,229,256
HEALTH CARE EQUIPMENT—3.0%
Boston Scientific Corp.*	347,559	9,168,606
Danaher Corp.	226,253	18,853,663
DexCom, Inc.*	159,469	12,432,203
Edwards Lifesciences Corp.*	164,215	18,009,459
Medtronic PLC.	237,032	19,694,989
		78,158,920
HEALTH CARE SERVICES—0.1%
Envision Healthcare Corp.*	38,524	2,158,500
HOME ENTERTAINMENT SOFTWARE—0.8%
Electronic Arts, Inc.*	231,597	21,960,028
HOME IMPROVEMENT RETAIL—1.7%
The Home Depot, Inc.	292,319	45,630,996
HOTELS RESORTS & CRUISE LINES—0.3%
Marriott International, Inc., Cl. A	96,822	9,141,933
HOUSEWARES & SPECIALTIES—0.7%
Newell Brands, Inc.	413,745	19,752,186
HYPERMARKETS & SUPER CENTERS—0.5%
Costco Wholesale Corp.	75,480	13,399,210
INDUSTRIAL CONGLOMERATES—3.2%
Honeywell International, Inc.	639,565	83,872,554
INDUSTRIAL GASES—0.7%
Air Products & Chemicals, Inc.	134,701	18,925,491
INDUSTRIAL MACHINERY—0.5%
Stanley Black & Decker, Inc.	94,694	12,892,588
INTERNET RETAIL—6.9%
Amazon.com, Inc.*	181,858	168,216,831
NetFlix, Inc.*	104,918	15,968,520
		184,185,351
INTERNET SOFTWARE & SERVICES—13.2%
Alibaba Group Holding Ltd.#*	330,757	38,202,434
Alphabet, Inc., Cl. C*	170,048	154,056,686
Facebook, Inc., Cl. A*	865,533	130,046,333
Match Group, Inc.*	287,114	5,348,934
Palantir Technologies, Inc., Cl. A*,@	153,282	931,955
Yahoo! Inc.*	417,340	20,119,961
		348,706,303
INVESTMENT BANKING & BROKERAGE—0.8%
Morgan Stanley	466,142	20,216,579
IT CONSULTING & OTHER SERVICES—0.7%
Cognizant Technology Solutions Corp., Cl. A*	287,126	17,293,599

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
LEISURE FACILITIES—0.5%
Vail Resorts, Inc.	71,759	$14,183,884
LIFE SCIENCES TOOLS & SERVICES—0.5%
Illumina, Inc.*	72,695	13,438,398
MANAGED HEALTH CARE—4.7%
Aetna, Inc.	249,495	33,699,290
Cigna Corp.	85,403	13,354,467
Humana, Inc.	64,151	14,240,239
UnitedHealth Group, Inc.	364,750	63,787,480
		125,081,476
MOVIES & ENTERTAINMENT—2.0%
The Walt Disney Co.	328,292	37,950,555
Time Warner, Inc.	153,186	15,206,774
		53,157,329
OIL & GAS EQUIPMENT & SERVICES—0.5%
Halliburton Company	271,738	12,467,339
OIL & GAS EXPLORATION & PRODUCTION—1.3%
Anadarko Petroleum Corp.	459,078	26,176,628
Pioneer Natural Resources Co.	55,063	9,525,348
		35,701,976
OTHER DIVERSIFIED FINANCIAL SERVICES—0.9%
Bank of America Corp.	1,039,960	24,272,666
PHARMACEUTICALS—1.1%
Allergan PLC.	76,060	18,547,991
Bristol-Myers Squibb Co.	209,133	11,721,905
		30,269,896
RAILROADS—0.8%
Union Pacific Corp.	183,356	20,528,538
RESTAURANTS—1.1%
McDonald's Corp.	92,863	12,994,319
Starbucks Corp.	281,246	16,891,635
		29,885,954
SEMICONDUCTOR EQUIPMENT—0.5%
Applied Materials, Inc.	326,051	13,240,931
SEMICONDUCTORS—5.1%
Broadcom Ltd.	263,928	58,277,942
Cavium Networks, Inc.*	153,733	10,584,517
Microchip Technology, Inc.	369,467	27,924,316
Micron Technology, Inc.*	823,190	22,777,667
Microsemi Corp.*	224,215	10,524,652
NVIDIA Corp.	38,661	4,032,342
		134,121,436
SOFT DRINKS—0.7%
PepsiCo, Inc.	160,524	18,184,159
SPECIALTY CHEMICALS—0.1%
The Sherwin-Williams Co.	10,879	3,640,984
SYSTEMS SOFTWARE—7.1%
Choicestream, Inc.*,@,(a)	82,955	–
Microsoft Corp.	2,230,679	152,712,284

32 -

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—(CONT.)
Red Hat, Inc.*	145,236	$12,792,387
ServiceNow, Inc.*	249,578	23,580,130
		189,084,801
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.6%
Apple, Inc.	1,189,668	170,895,808
Western Digital Corp.	339,773	30,263,581
		201,159,389
TOBACCO—1.2%
Philip Morris International, Inc.	284,329	31,515,026
TRADING COMPANIES & DISTRIBUTORS—1.0%
HD Supply Holdings, Inc.*	518,440	20,893,132
United Rentals, Inc.*	56,341	6,178,354
		27,071,486
WIRELESS TELECOMMUNICATION SERVICES—0.7%
T-Mobile US, Inc.*	260,970	17,555,452
TOTAL COMMON STOCKS
(Cost $2,013,921,144)		2,548,795,817
PREFERRED STOCKS—0.3%	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—0.1%
Palantir Technologies, Inc., Cl. B*,@	625,130	3,800,790
Palantir Technologies, Inc., Cl. D*,@	81,445	495,186
		4,295,976
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc., Series DD*,@	76,682	4,357,071
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc., Cl. A*,@,(a)	715,332	–
Choicestream, Inc., Cl. B*,@,(a)	1,649,956	–
		–
TOTAL PREFERRED STOCKS
(Cost $8,711,512)		8,653,047
WARRANTS—0.0%	SHARES	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc., 6/22/26@,(a)	387,502	–
(Cost $387,114)		–
MASTER LIMITED PARTNERSHIP—1.0%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
The Blackstone Group LP.	834,846	25,746,651
(Cost $24,338,365)		25,746,651
REAL ESTATE INVESTMENT TRUST—1.7%	SHARES	VALUE
SPECIALIZED—1.7%
Crown Castle International Corp.	260,492	24,642,543
Equinix, Inc.	48,780	20,375,406
		45,017,949
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $41,578,303)		45,017,949

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

	PRINCIPAL
CORPORATE BONDS—0.0%	AMOUNT	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc., 11.00%, 8/05/18*@,(a)	387,502	$–
(Cost $388)		–
Total Investments
(Cost $2,088,936,826)(b)	99.1%	2,628,213,464
Other Assets in Excess of Liabilities	0.9%	23,025,484
NET ASSETS	100.0%	$2,651,238,948

(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company
Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) At April 30, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$2,125,223,618, amounted to $502,989,846 which consisted of aggregate gross unrealized appreciation of $545,888,567 and aggregate gross unrealized depreciation of $42,898,721.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2017
Choicestream, Inc.	03/14/14	$24,057	0.00%	$0	0.00%
Choicestream, Inc., 11.00%,
8/05/18	08/04/16	388	0.00%	0	0.00%
Choicestream, Inc., 6/22/26	08/04/16	387,114	0.02%	0	0.00%
Choicestream, Inc., Cl. A	12/17/13	572,038	0.03%	0	0.00%
Choicestream, Inc., Cl. B	07/10/14	989,973	0.05%	0	0.00%
Intarcia Therapeutics, Inc., Series
DD	03/27/14	2,483,730	0.14%	4,357,071	0.17%
Palantir Technologies, Inc., Cl. A	10/07/14	997,406	0.05%	931,955	0.04%
Palantir Technologies, Inc., Cl. B	10/07/14	4,128,004	0.22%	3,800,790	0.14%
Palantir Technologies, Inc., Cl. D	10/14/14	537,767	0.03%	495,186	0.02%
Total				$9,585,002	0.37%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments April 30, 2017 (Unaudited)

COMMON STOCKS—97.8%	SHARES	VALUE
AUSTRALIA—1.5%
DIVERSIFIED METALS & MINING—1.5%
BHP Billiton Ltd.	93,200	$1,659,328
Rio Tinto Ltd.	21,000	950,706
(Cost $2,318,447)		2,610,034

AUSTRIA—0.7%
DIVERSIFIED BANKS—0.7%
Erste Group Bank AG	35,000	1,253,076
(Cost $1,143,301)
BELGIUM—1.1%
BREWERS—1.1%
Anheuser-Busch InBev SA	16,300	1,838,073
(Cost $1,729,214)
BRAZIL—0.5%
DIVERSIFIED BANKS—0.5%
Itau Unibanco Holding SA*	70,000	865,725
(Cost $861,351)
CANADA—10.7%
DIVERSIFIED BANKS—2.3%
Royal Bank of Canada	56,489	3,868,010
FOOD RETAIL—1.2%
Alimentation Couche-Tard, Inc.	45,000	2,069,594
GOLD—0.3%
Agnico Eagle Mines Ltd.	12,700	607,066
INTEGRATED OIL & GAS—1.5%
Suncor Energy, Inc.	80,037	2,508,320
LIFE & HEALTH INSURANCE—2.1%
Manulife Financial Corp.	207,000	3,630,329
OIL & GAS EXPLORATION & PRODUCTION—3.3%
Canadian Natural Resources Ltd.	59,000	1,879,287
Encana Corp.	346,500	3,708,556
		5,587,843
TOTAL CANADA
(Cost $18,823,889)		18,271,162
CHINA—7.3%
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
Weichai Power Co., Ltd.	790,000	1,280,063
CONSTRUCTION MATERIALS—0.5%
Anhui Conch Cement Co., Ltd.	250,000	874,252
ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Byd Co., Ltd.	150,000	883,882
HEALTH CARE FACILITIES—0.7%
China Resources Phoenix Healthcare Holdings Co., Ltd.*	953,705	1,223,696
INTERNET SOFTWARE & SERVICES—4.8%
Alibaba Group Holding Ltd.#*	36,000	4,158,000
Tencent Holdings Ltd.	127,500	3,994,950
		8,152,950
TOTAL CHINA
(Cost $9,681,125)		12,414,843

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
FRANCE—8.6%
AUTO PARTS & EQUIPMENT—1.0%
Valeo SA	23,839	$1,715,378
BIOTECHNOLOGY—0.2%
DBV Technologies SA#*	12,100	427,493
CONSTRUCTION & ENGINEERING—0.4%
SPIE SA*	25,000	692,848
DIVERSIFIED BANKS—3.1%
BNP Paribas SA	40,064	2,827,475
Societe Generale SA	44,000	2,412,529
		5,240,004
ELECTRICAL COMPONENTS & EQUIPMENT—0.9%
Schneider Electric SE	18,600	1,473,159
HOME ENTERTAINMENT SOFTWARE—0.6%
UBISOFT Entertainment*	20,200	956,879
INTEGRATED OIL & GAS—2.4%
TOTAL SA	81,000	4,157,801
TOTAL FRANCE
(Cost $13,122,624)		14,663,562
GERMANY—10.5%
ADVERTISING—0.4%
Stroeer SE & Co KGaA	10,800	624,503
APPLICATION SOFTWARE—1.7%
SAP SE	30,000	3,004,843
AUTO PARTS & EQUIPMENT—0.3%
Leoni AG	10,000	543,239
AUTOMOBILE MANUFACTURERS—1.1%
Bayerische Motoren Werke AG	9,235	882,288
Volkswagen AG	6,000	952,437
		1,834,725
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.9%
KION Group AG	22,000	1,490,330
HEALTH CARE SERVICES—0.6%
Fresenius Medical Care AG & Co.	11,700	1,038,553
INDUSTRIAL CONGLOMERATES—0.7%
Siemens AG	8,250	1,183,350
INTEGRATED TELECOMMUNICATION SERVICES—1.0%
Deutsche Telekom AG	99,000	1,736,460
MULTI-LINE INSURANCE—1.7%
Allianz SE	15,391	2,929,969
PHARMACEUTICALS—1.6%
Bayer AG	22,200	2,746,750
STEEL—0.5%
thyssenkrupp AG	34,000	810,202
TOTAL GERMANY
(Cost $16,208,878)		17,942,924

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
GREECE—0.6%
CONSTRUCTION MATERIALS—0.6%
Titan Cement Co., SA	40,000	$1,043,919
(Cost $905,029)
HONG KONG—3.3%
CONSTRUCTION & ENGINEERING—0.5%
China State Construction International Holdings Ltd.	467,000	846,230
HOUSEHOLD APPLIANCES—0.8%
Techtronic Industries Co., Ltd.	330,000	1,415,802
INDUSTRIAL CONGLOMERATES—0.7%
CK Hutchison Holdings Ltd.	100,000	1,248,713
LIFE & HEALTH INSURANCE—1.3%
AIA Group Ltd.	312,693	2,164,256
TOTAL HONG KONG
(Cost $5,367,385)		5,675,001
INDIA—2.2%
ALUMINUM—0.5%
Hindalco Industries Ltd.*	250,000	772,722
DIVERSIFIED BANKS—0.9%
HDFC Bank Ltd.	64,727	1,573,955
OIL & GAS REFINING & MARKETING—0.8%
Reliance Industries Ltd.*	65,000	1,408,575
TOTAL INDIA
(Cost $2,752,681)		3,755,252
IRELAND—2.4%
CONSTRUCTION MATERIALS—1.1%
CRH PLC.	52,000	1,896,044
PHARMACEUTICALS—1.3%
Shire PLC.	36,000	2,122,598
TOTAL IRELAND
(Cost $4,076,881)		4,018,642
ITALY—0.8%
DISTILLERS & VINTNERS—0.3%
Davide Campari-Milano SpA*	36,000	425,662
INTERNET RETAIL—0.5%
Yoox Net-A-Porter Group SpA*	35,000	929,993
TOTAL ITALY
(Cost $1,264,081)		1,355,655
JAPAN—14.9%
AUTOMOBILE MANUFACTURERS—0.7%
Subaru Corp.	31,706	1,202,257
COMMODITY CHEMICALS—1.4%
Toray Industries, Inc.	273,706	2,422,841
CONSTRUCTION & ENGINEERING—0.9%
Kyudenko Corp.*	30,000	859,828
Takeuchi Manufacturing Co., Ltd.*	40,000	711,445
		1,571,273
CONSUMER ELECTRONICS—1.3%
Sony Corp.	62,000	2,127,871

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
JAPAN—(CONT.)
DIVERSIFIED BANKS—1.6%
Mitsubishi UFJ Financial Group, Inc.	436,000	$2,763,252
DIVERSIFIED CHEMICALS—0.7%
Daicel Corp.	95,900	1,101,095
DIVERSIFIED REAL ESTATE ACTIVITIES—0.8%
Mitsui Fudosan Co., Ltd.	64,550	1,420,501
ELECTRONIC COMPONENTS—0.9%
Alps Electric Co., Ltd.	53,500	1,572,792
ELECTRONIC EQUIPMENT MANUFACTURERS—0.4%
Keyence Corp.	1,500	603,129
FOOD RETAIL—1.0%
Seven & i Holdings Co., Ltd.	42,000	1,774,146
HOMEBUILDING—0.7%
Haseko Corp.	98,900	1,129,119
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.8%
Temp Holdings Co., Ltd.	75,000	1,411,613
INDUSTRIAL MACHINERY—1.1%
DMG Mori Co., Ltd.*	80,000	1,321,225
FANUC Corp.	3,000	610,898
		1,932,123
LIFE & HEALTH INSURANCE—1.0%
T&D Holdings, Inc.*	110,000	1,635,945
OIL & GAS REFINING & MARKETING—0.5%
Nippon Gas Co., Ltd.	30,000	862,275
WIRELESS TELECOMMUNICATION SERVICES—1.1%
SoftBank Group Corp.	24,000	1,820,792
TOTAL JAPAN
(Cost $24,479,256)		25,351,024
NETHERLANDS—2.3%
DIVERSIFIED BANKS—0.9%
ING Groep NV	89,035	1,451,163
FOOD RETAIL—0.4%
X5 Retail Group NV*,(a)	20,000	705,000
SEMICONDUCTOR EQUIPMENT—1.0%
ASML Holding NV#	12,800	1,687,680
TOTAL NETHERLANDS
(Cost $3,367,857)		3,843,843
NORWAY—1.2%
DIVERSIFIED BANKS—0.4%
Skandiabanken ASA(b)	81,000	724,261
PACKAGED FOODS & MEATS—0.8%
Orkla ASA	150,000	1,360,853
TOTAL NORWAY
(Cost $2,155,506)		2,085,114
SOUTH KOREA—3.8%
DIVERSIFIED METALS & MINING—0.6%
POSCO*	4,000	944,453
ELECTRONIC EQUIPMENT MANUFACTURERS—0.8%
SFA Engineering Corp.*	20,300	1,394,430

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SOUTH KOREA—(CONT.)
SEMICONDUCTORS—1.1%
SK Hynix, Inc.	40,000	$1,895,177
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.3%
Samsung Electronics Co., Ltd.	1,140	2,235,174
TOTAL SOUTH KOREA
(Cost $5,661,969)		6,469,234
SPAIN—2.4%
DIVERSIFIED BANKS—1.6%
Banco Santander SA*	432,000	2,815,184
ELECTRIC UTILITIES—0.8%
Iberdrola SA	180,000	1,293,919
TOTAL SPAIN
(Cost $3,453,897)		4,109,103
SWEDEN—3.2%
BUILDING PRODUCTS—1.0%
Assa Abloy AB, Cl. B	80,800	1,748,837
CONSTRUCTION & ENGINEERING—1.1%
Skanska AB	78,000	1,864,254
DIVERSIFIED BANKS—1.1%
Nordea Bank AB*	148,000	1,820,154
TOTAL SWEDEN
(Cost $4,891,306)		5,433,245
SWITZERLAND—3.4%
DIVERSIFIED CAPITAL MARKETS—1.7%
UBS Group AG	171,000	2,919,114
PACKAGED FOODS & MEATS—1.7%
Nestle SA	38,000	2,926,779
TOTAL SWITZERLAND
(Cost $5,689,710)		5,845,893
TAIWAN—2.3%
ELECTRONIC COMPONENTS—0.4%
Largan Precision Co., Ltd.*	4,000	663,135
SEMICONDUCTORS—1.9%
Taiwan Semiconductor Manufacturing Co., Ltd.*	514,100	3,306,080
TOTAL TAIWAN
(Cost $2,591,665)		3,969,215
UNITED KINGDOM—11.3%
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
Man Group PLC.	1,120,000	2,229,022
DIVERSIFIED BANKS—0.5%
HSBC Holdings PLC.	110,000	906,478
DIVERSIFIED SUPPORT SERVICES—0.5%
Babcock International Group PLC.	80,000	931,958
HOUSEHOLD PRODUCTS—1.4%
Reckitt Benckiser Group PLC.	26,000	2,395,669
INDUSTRIAL CONGLOMERATES—0.8%
Smiths Group PLC.	62,000	1,318,076
INDUSTRIAL MACHINERY—0.4%
The Weir Group PLC.	25,000	644,157

39 -

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
UNITED KINGDOM—(CONT.)
PHARMACEUTICALS—2.9%
AstraZeneca PLC.	48,000	$2,874,804
GlaxoSmithKline PLC.	105,000	2,113,507
		4,988,311
TOBACCO—1.9%
British American Tobacco PLC.	48,511	3,277,693
TRADING COMPANIES & DISTRIBUTORS—1.6%
Ashtead Group PLC.	80,000	1,687,740
Wolseley PLC.	15,000	953,394
		2,641,134
TOTAL UNITED KINGDOM
(Cost $18,202,046)		19,332,498
UNITED STATES—2.8%
HEALTH CARE EQUIPMENT—0.8%
Medtronic PLC.	16,000	1,329,440
SEMICONDUCTORS—2.0%
Broadcom Ltd.	15,600	3,444,636
TOTAL UNITED STATES
(Cost $4,128,666)		4,774,076
TOTAL COMMON STOCKS
(Cost $152,876,764)		166,921,113
Total Investments
(Cost $152,876,764)(c)	97.8%	166,921,113
Other Assets in Excess of Liabilities	2.2%	3,774,929
NET ASSETS	100.0%	$170,696,042

# American Depositary Receipts.
(a) Global Depositary Receipts.
(b) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are however deemed to be liquid and represent 0.4% of the net assets of the
Portfolio.
(c) At April 30, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$153,782,587, amounted to $13,138,526 which consisted of aggregate gross unrealized appreciation of $19,469,881 and aggregate gross unrealized depreciation of $6,331,355.
* Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments April 30, 2017 (Unaudited)

COMMON STOCKS—88.6%	SHARES	VALUE
AEROSPACE & DEFENSE—0.7%
Hexcel Corp.	23,356	$1,208,673
APPAREL ACCESSORIES & LUXURY GOODS—1.5%
Canada Goose Holdings, Inc.*	7,085	119,241
Lululemon Athletica, Inc.*	13,304	691,808
PVH Corp.	18,182	1,836,927
		2,647,976
APPAREL RETAIL—2.0%
Burlington Stores, Inc.*	13,316	1,317,219
Ross Stores, Inc.	32,386	2,105,090
		3,422,309
APPLICATION SOFTWARE—2.6%
Autodesk, Inc.*	30,407	2,738,759
Mobileye NV*	28,244	1,748,868
		4,487,627
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
WisdomTree Investments, Inc.	208,173	1,738,245
AUTO PARTS & EQUIPMENT—1.5%
Delphi Automotive PLC.	17,738	1,426,135
WABCO Holdings, Inc.*	10,173	1,209,265
		2,635,400
AUTOMOTIVE RETAIL—0.7%
Advance Auto Parts, Inc.	8,067	1,146,643
Carvana Co.*	7,428	82,451
		1,229,094
BIOTECHNOLOGY—7.6%
ACADIA Pharmaceuticals, Inc.*	11,935	409,729
Alexion Pharmaceuticals, Inc.*	11,623	1,485,187
BioMarin Pharmaceutical, Inc.*	15,192	1,456,001
Bluebird Bio, Inc.*	13,469	1,198,068
Clovis Oncology, Inc.*	22,930	1,327,418
Exact Sciences Corp.*	7,279	218,443
Incyte Corp.*	18,042	2,242,260
Neurocrine Biosciences, Inc.*	4,838	258,349
Sarepta Therapeutics, Inc.*	18,150	658,119
Spark Therapeutics, Inc.*	14,689	851,521
TESARO, Inc.*	11,107	1,639,282
Vertex Pharmaceuticals, Inc.*	12,358	1,461,951
		13,206,328
BROADCASTING—1.5%
CBS Corp., Cl. B	20,452	1,361,285
Nexstar Media Group, Inc.	17,540	1,210,260
		2,571,545
BUILDING PRODUCTS—1.9%
Fortune Brands Home & Security, Inc.	34,400	2,192,656
Johnson Controls International PLC.	28,911	1,201,830
		3,394,486
COMMUNICATIONS EQUIPMENT—0.5%
Ciena Corp.*	36,300	831,633

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
CONSTRUCTION & FARM MACHINERY & HEAVY
TRUCKS—1.2%
Allison Transmission Holdings, Inc.	53,663	$2,075,685
CONSTRUCTION MATERIALS—0.9%
Vulcan Materials Co.	12,825	1,550,286
CONSUMER FINANCE—0.4%
LendingClub Corp.*	130,542	763,671
DATA PROCESSING & OUTSOURCED SERVICES—3.9%
Fiserv, Inc.*	24,047	2,864,960
FleetCor Technologies, Inc.*	6,708	946,767
Total System Services, Inc.	14,236	815,865
WNS Holdings Ltd.#*	69,416	2,222,700
		6,850,292
DIVERSIFIED CHEMICALS—0.5%
FMC Corporation	12,791	936,685
ELECTRICAL COMPONENTS & EQUIPMENT—2.3%
AMETEK, Inc.	31,497	1,801,628
Rockwell Automation, Inc.	13,837	2,177,252
		3,978,880
ELECTRONIC COMPONENTS—0.8%
Universal Display Corp.	14,924	1,333,459
FINANCIAL EXCHANGES & DATA—3.0%
IntercontinentalExchange Group, Inc.	29,633	1,783,906
MarketAxess Holdings, Inc.	8,909	1,715,161
S&P Global, Inc.	13,364	1,793,315
		5,292,382
FOOD DISTRIBUTORS—1.3%
Performance Food Group Co.*	90,965	2,265,029
GENERAL MERCHANDISE STORES—1.0%
Dollar Tree, Inc.*	20,523	1,698,689
HEALTH CARE EQUIPMENT—5.5%
ABIOMED, Inc.*	16,328	2,127,865
DexCom, Inc.*	19,746	1,539,398
Edwards Lifesciences Corp.*	16,394	1,797,930
IDEXX Laboratories, Inc.*	13,375	2,243,389
Masimo Corp.*	18,869	1,938,601
		9,647,183
HEALTH CARE SUPPLIES—0.4%
Align Technology, Inc.*	5,783	778,507
HEALTH CARE TECHNOLOGY—1.6%
Agilent Technologies, Inc.	14,172	780,168
Medidata Solutions, Inc.*	30,995	2,028,003
		2,808,171
HOME ENTERTAINMENT SOFTWARE—1.6%
Electronic Arts, Inc.*	28,748	2,725,885
HOME FURNISHINGS—0.4%
Mohawk Industries, Inc.*	2,961	695,213
HOTELS RESORTS & CRUISE LINES—2.2%
Marriott International, Inc., Cl. A	25,154	2,375,041

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HOTELS RESORTS & CRUISE LINES—(CONT.)
Norwegian Cruise Line Holdings Ltd.*	25,681	$1,384,976
		3,760,017
HOUSEHOLD PRODUCTS—1.0%
Church & Dwight Co., Inc.	34,319	1,699,820
HOUSEWARES & SPECIALTIES—1.7%
Newell Brands, Inc.	61,002	2,912,236
INDUSTRIAL GASES—1.0%
Air Products & Chemicals, Inc.	11,789	1,656,355
INDUSTRIAL MACHINERY—1.2%
Fortive Corp.	17,290	1,093,766
Stanley Black & Decker, Inc.	7,802	1,062,242
		2,156,008
INTERNET SOFTWARE & SERVICES—1.9%
LogMeIn, Inc.	8,563	967,619
Match Group, Inc.*	92,946	1,731,584
Palantir Technologies, Inc., Cl. A*,@	16,376	99,566
Q2 Holdings, Inc.*	11,424	435,826
		3,234,595
IT CONSULTING & OTHER SERVICES—2.9%
EPAM Systems, Inc.*	20,281	1,561,637
Gartner, Inc.*	14,959	1,706,672
InterXion Holding NV*	42,256	1,760,385
		5,028,694
LEISURE FACILITIES—1.2%
Vail Resorts, Inc.	10,478	2,071,081
LEISURE PRODUCTS—0.3%
Coach, Inc.	13,892	547,206
LIFE SCIENCES TOOLS & SERVICES—1.2%
Illumina, Inc.*	11,549	2,134,948
MANAGED HEALTH CARE—0.8%
WellCare Health Plans, Inc.*	9,207	1,412,446
METAL & GLASS CONTAINERS—1.3%
Ball Corp.	28,297	2,175,756
MOVIES & ENTERTAINMENT—1.5%
Viacom, Inc., Cl. B	62,227	2,648,381
OIL & GAS EXPLORATION & PRODUCTION—1.4%
Encana Corp.	77,397	828,148
Parsley Energy, Inc., Cl. A*	18,645	555,435
Pioneer Natural Resources Co.	5,757	995,903
		2,379,486
PACKAGED FOODS & MEATS—1.2%
Conagra Brands, Inc.	27,483	1,065,791
Pinnacle Foods, Inc.	18,206	1,058,679
		2,124,470
PHARMACEUTICALS—1.6%
Aerie Pharmaceuticals, Inc.*	32,154	1,416,384
Zoetis, Inc.	25,139	1,410,549
		2,826,933

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
REGIONAL BANKS—1.8%
Citizens Financial Group, Inc.	30,839	$1,132,099
Regions Financial Corp.	149,305	2,052,944
		3,185,043
RESEARCH & CONSULTING SERVICES—0.9%
Verisk Analytics, Inc., Cl. A*	17,932	1,484,949
SEMICONDUCTOR EQUIPMENT—1.4%
Lam Research Corp.	17,153	2,484,612
SEMICONDUCTORS—5.3%
Broadcom Ltd.	13,579	2,998,379
Cavium Networks, Inc.*	22,856	1,573,636
Microchip Technology, Inc.	9,558	722,394
Microsemi Corp.*	14,525	681,803
NVIDIA Corp.	21,075	2,198,123
Skyworks Solutions, Inc.	10,160	1,013,358
		9,187,693
SPECIALIZED CONSUMER SERVICES—0.6%
Sotheby's*	21,909	1,037,610
SPECIALTY CHEMICALS—0.8%
WR Grace & Co.	21,021	1,465,584
SPECIALTY STORES—0.7%
Ulta Beauty, Inc.*	4,533	1,275,768
SYSTEMS SOFTWARE—3.7%
Proofpoint, Inc.*	20,832	1,570,108
Red Hat, Inc.*	26,760	2,357,021
ServiceNow, Inc.*	27,428	2,591,397
		6,518,526
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.5%
Western Digital Corp.	29,446	2,622,755
TRADING COMPANIES & DISTRIBUTORS—2.8%
Fastenal Co.	32,316	1,443,879
HD Supply Holdings, Inc.*	62,614	2,523,344
United Rentals, Inc.*	8,705	954,590
		4,921,813
TRUCKING—0.4%
Old Dominion Freight Line, Inc.	7,703	681,870
TOTAL COMMON STOCKS
(Cost $134,191,995)		154,407,988
PREFERRED STOCKS—0.7%	SHARES	VALUE
BIOTECHNOLOGY—0.4%
Prosetta Biosciences, Inc., Series D*,@,(a)	219,610	742,282
INTERNET SOFTWARE & SERVICES—0.3%
Palantir Technologies, Inc., Cl. B*,@	66,787	406,065
Palantir Technologies, Inc., Cl. D*,@	8,701	52,902
		458,967
TOTAL PREFERRED STOCKS
(Cost $1,486,720)		1,201,249

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

RIGHTS—0.7%	SHARES	VALUE
BIOTECHNOLOGY—0.7%
Tolero Pharmaceuticals, Inc., CDR*@,(a),(i)	590,059	$1,282,847
(Cost $315,502)		1,282,847
REAL ESTATE INVESTMENT TRUST—3.4%	SHARES	VALUE
HEALTH CARE—0.4%
Omega Healthcare Investors, Inc.	22,865	754,545
SPECIALIZED—3.0%
Crown Castle International Corp.	20,157	1,906,852
CyrusOne, Inc.	26,967	1,473,477
Lamar Advertising Co., Cl. A	24,308	1,751,878
		5,132,207
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $5,742,293)		5,886,752
SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC.@	314,956	357,727
(Cost $314,956)		357,727
Total Investments
(Cost $142,051,466)(b)	93.6%	163,136,563
Other Assets in Excess of Liabilities	6.4%	11,115,728
NET ASSETS	100.0%	$174,252,291

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company
Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b)At April 30, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$142,111,196, amounted to $21,025,367 which consisted of aggregate gross unrealized appreciation of $24,091,402 and aggregate gross unrealized depreciation of $3,066,035.
* Non-income producing security.
(i) Contingent deferred rights.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2017
JS Kred SPV I, LLC.	06/26/15	$314,956	0.15%	$357,727	0.20%
Palantir Technologies, Inc., Cl. A	10/07/14	106,559	0.05%	99,566	0.06%
Palantir Technologies, Inc., Cl. B	10/07/14	441,024	0.22%	406,065	0.23%
Palantir Technologies, Inc., Cl. D	10/14/14	57,451	0.03%	52,902	0.03%
Prosetta Biosciences, Inc., Series
D	02/06/15	988,245	0.50%	742,282	0.43%
Tolero Pharmaceuticals, Inc.,
CDR	01/11/17	212,147	0.10%	862,600	0.50%
Tolero Pharmaceuticals, Inc.,
CDR	01/11/17	103,355	0.05%	420,247	0.24%
Total				$2,941,389	1.69%

THE ALGER FUNDS | ALGER SMID CAP GROWTH FUND
Schedule of Investments April 30, 2017 (Unaudited)

COMMON STOCKS—92.5%	SHARES	VALUE
AEROSPACE & DEFENSE—2.7%
HEICO Corp.	55,801	$3,965,777
AIR FREIGHT & LOGISTICS—2.5%
XPO Logistics, Inc.*	76,521	3,779,372
APPAREL ACCESSORIES & LUXURY GOODS—0.9%
Canada Goose Holdings, Inc.*	83,899	1,412,020
APPAREL RETAIL—1.2%
Francesca's Holdings Corp.*	115,034	1,815,237
APPLICATION SOFTWARE—16.2%
Ebix, Inc.	71,422	4,406,738
Everbridge, Inc.*	192,559	4,469,294
Globant SA*	47,593	1,803,299
HubSpot, Inc.*	27,806	1,864,392
Paylocity Holding Corp.*	134,642	5,310,281
RealPage, Inc.*	18,706	693,057
Ultimate Software Group, Inc.*	28,291	5,733,737
		24,280,798
ASSET MANAGEMENT & CUSTODY BANKS—1.9%
Financial Engines, Inc.	14,467	614,847
Virtus Investment Partners, Inc.	20,317	2,161,729
		2,776,576
BIOTECHNOLOGY—7.1%
ACADIA Pharmaceuticals, Inc.*	70,437	2,418,102
Portola Pharmaceuticals, Inc.*	98,382	3,934,296
Puma Biotechnology, Inc.*	48,413	1,965,568
Ultragenyx Pharmaceutical, Inc.*	35,252	2,269,877
		10,587,843
CONSUMER ELECTRONICS—0.8%
GoPro, Inc.*	138,851	1,145,521
EDUCATION SERVICES—1.0%
Chegg, Inc.*	76,084	685,517
Nord Anglia Education, Inc.*	27,243	877,224
		1,562,741
ELECTRONIC MANUFACTURING SERVICES—2.0%
IPG Photonics Corp.*	23,207	2,931,508
GENERAL MERCHANDISE STORES—2.0%
Ollie's Bargain Outlet Holdings, Inc.*	78,743	3,015,857
HEALTH CARE EQUIPMENT—3.4%
Insulet Corp.*	115,529	5,015,114
HEALTH CARE FACILITIES—1.8%
US Physical Therapy, Inc.	41,359	2,713,150
HEALTH CARE SERVICES—1.0%
Diplomat Pharmacy, Inc.*	99,839	1,557,488
HEALTH CARE TECHNOLOGY—2.7%
Cotiviti Holdings, Inc.*	97,371	4,069,134
HUMAN RESOURCE & EMPLOYMENT SERVICES—2.1%
WageWorks, Inc.*	41,939	3,095,098
INDUSTRIAL MACHINERY—4.2%
Middleby Corp.*	41,921	5,706,706

THE ALGER FUNDS | ALGER SMID CAP GROWTH FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INDUSTRIAL MACHINERY—(CONT.)
Proto Labs, Inc.*	9,806	$568,748
		6,275,454
INTERNET RETAIL—3.6%
Wayfair, Inc., Cl. A*	117,266	5,360,229
INTERNET SOFTWARE & SERVICES—9.9%
2U, Inc.*	37,138	1,686,065
GTT Communications, Inc.*	142,200	3,910,500
Palantir Technologies, Inc., Cl. A*,@	81,310	494,365
SPS Commerce, Inc.*	7,295	403,122
Stamps.com, Inc.*	58,268	6,185,148
The Trade Desk, Inc., Cl. A*	55,140	2,059,479
		14,738,679
IT CONSULTING & OTHER SERVICES—1.8%
EPAM Systems, Inc.*	35,534	2,736,118
LEISURE FACILITIES—1.8%
Planet Fitness, Inc., Cl. A	127,068	2,643,014
PHARMACEUTICALS—0.5%
Aerie Pharmaceuticals, Inc.*	17,238	759,334
REAL ESTATE SERVICES—5.1%
FirstService Corp.	122,336	7,600,736
REGIONAL BANKS—4.2%
Independent Bank Group, Inc.	39,603	2,382,120
Signature Bank*	28,170	3,900,137
		6,282,257
REINSURANCE—0.4%
Greenlight Capital Re Ltd.*	30,005	646,608
RESEARCH & CONSULTING SERVICES—1.1%
The Advisory Board Co.*	33,337	1,703,521
RESTAURANTS—1.1%
Chuy's Holdings, Inc.*	56,664	1,688,587
SEMICONDUCTORS—3.4%
MACOM Technology Solutions Holdings, Inc.*	103,442	5,056,245
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.1%
Stratasys Ltd.*	7,332	181,540
THRIFTS & MORTGAGE FINANCE—2.7%
BofI Holding, Inc.*	169,937	4,059,795
TRADING COMPANIES & DISTRIBUTORS—3.3%
H&E Equipment Services, Inc.	88,554	1,870,261
SiteOne Landscape Supply, Inc.*	65,540	3,133,467
		5,003,728
TOTAL COMMON STOCKS
(Cost $133,126,676)		138,459,079
PREFERRED STOCKS—3.9%	SHARES	VALUE
BIOTECHNOLOGY—0.5%
Prosetta Biosciences, Inc., Series D*,@,(a)	231,474	782,382
INTERNET SOFTWARE & SERVICES—1.5%
Palantir Technologies, Inc., Cl. B*,@	331,607	2,016,171

THE ALGER FUNDS | ALGER SMID CAP GROWTH FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

PREFERRED STOCKS—(CONT.)	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—(CONT.)
Palantir Technologies, Inc., Cl. D*,@	43,203	$262,674
		2,278,845
PHARMACEUTICALS—1.9%
Intarcia Therapeutics, Inc., Series DD*,@	49,317	2,802,192
TOTAL PREFERRED STOCKS
(Cost $5,114,017)		5,863,419
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Dyax Corp.*,@	37,550	–
(Cost $1)		–
Total Investments
(Cost $138,240,694)(b)	96.4%	144,322,498
Other Assets in Excess of Liabilities	3.6%	5,326,763
NET ASSETS	100.0%	$149,649,261

(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) At April 30, 2017, the net unrealized depreciation on investments, based on cost for federal income tax purposes of
$144,999,532, amounted to $677,034 which consisted of aggregate gross unrealized appreciation of $10,684,378 and aggregate gross unrealized depreciation of $11,361,412.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2017
Dyax Corp.	05/07/15	$0	0%	$0	0.00%
Dyax Corp.	05/15/15	0	0%	0	0.00%
Dyax Corp.	06/18/15	0	0%	0	0.00%
Dyax Corp.	06/26/15	0	0%	0	0.00%
Intarcia Therapeutics, Inc., Series
DD	03/27/14	1,597,378	0.14%	2,802,192	1.87%
Palantir Technologies, Inc., Cl. A	10/07/14	529,084	0.05%	494,365	0.33%
Palantir Technologies, Inc., Cl. B	10/07/14	2,189,744	0.22%	2,016,171	1.35%
Palantir Technologies, Inc., Cl. D	10/14/14	285,262	0.03%	262,674	0.17%
Prosetta Biosciences, Inc., Series D	02/06/15	1,041,633	0.10%	782,382	0.53%
Total				$6,357,784	4.25%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments April 30, 2017 (Unaudited)

COMMON STOCKS—97.4%	SHARES	VALUE
AEROSPACE & DEFENSE—1.5%
Hexcel Corp.	36,897	$1,909,420
APPAREL ACCESSORIES & LUXURY GOODS—0.5%
Kate Spade & Co.*	34,262	596,159
APPAREL RETAIL—1.4%
American Eagle Outfitters, Inc.	53,525	754,167
Burlington Stores, Inc.*	10,920	1,080,207
		1,834,374
APPLICATION SOFTWARE—13.2%
ACI Worldwide, Inc.*	101,461	2,180,397
American Software, Inc., Cl. A	47,369	519,638
Blackbaud, Inc.	40,898	3,288,608
Ellie Mae, Inc.*	12,126	1,233,942
Everbridge, Inc.*	27,084	628,619
Guidewire Software, Inc.*	26,163	1,608,763
HubSpot, Inc.*	21,438	1,437,418
Manhattan Associates, Inc.*	43,165	2,015,374
Paycom Software, Inc.*	11,431	688,718
Tyler Technologies, Inc.*	21,438	3,507,042
		17,108,519
ASSET MANAGEMENT & CUSTODY BANKS—1.8%
WisdomTree Investments, Inc.	272,830	2,278,130
AUTOMOTIVE RETAIL—0.5%
Lithia Motors, Inc., Cl. A	7,078	676,303
BIOTECHNOLOGY—5.4%
ACADIA Pharmaceuticals, Inc.*	43,948	1,508,735
Bluebird Bio, Inc.*	4,216	375,013
Clovis Oncology, Inc.*	9,402	544,282
Halozyme Therapeutics, Inc.*	59,155	824,621
Incyte Corp.*	6,064	753,634
Ironwood Pharmaceuticals, Inc.*	17,751	289,696
Sarepta Therapeutics, Inc.*	13,688	496,327
TESARO, Inc.*	9,526	1,405,942
Ultragenyx Pharmaceutical, Inc.*	12,869	828,635
		7,026,885
BREWERS—0.6%
Craft Brew Alliance, Inc.*	56,720	771,392
BUILDING PRODUCTS—2.0%
Masonite International Corp.*	31,525	2,622,880
COMMUNICATIONS EQUIPMENT—1.5%
NetScout Systems, Inc.*	52,671	1,983,063
CONSUMER FINANCE—2.2%
LendingClub Corp.*	495,519	2,898,786
DATA PROCESSING & OUTSOURCED SERVICES—1.1%
Euronet Worldwide, Inc.*	16,490	1,362,404
ELECTRONIC COMPONENTS—2.0%
Dolby Laboratories Inc., Cl. A	27,658	1,458,406
Universal Display Corp.	12,845	1,147,701
		2,606,107

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS—5.1%
Cognex Corp.	57,327	$4,892,286
FLIR Systems, Inc.	45,623	1,675,733
		6,568,019
FINANCIAL EXCHANGES & DATA—0.6%
MarketAxess Holdings, Inc.	4,185	805,696
FOOD DISTRIBUTORS—1.4%
Performance Food Group Co.*	71,730	1,786,077
HEALTH CARE EQUIPMENT—9.3%
Abaxis, Inc.	45,061	2,029,097
ABIOMED, Inc.*	19,874	2,589,980
Cantel Medical Corp.	47,896	3,563,941
DexCom, Inc.*	9,871	769,543
Inogen, Inc.*	24,056	1,994,002
Insulet Corp.*	26,330	1,142,985
		12,089,548
HEALTH CARE FACILITIES—0.6%
VCA Antech, Inc.*	9,008	824,863
HEALTH CARE SUPPLIES—5.5%
Meridian Bioscience, Inc.	63,459	939,193
Neogen Corp.*	61,060	3,805,870
Quidel Corp.*	99,619	2,407,791
		7,152,854
HEALTH CARE TECHNOLOGY—8.2%
Medidata Solutions, Inc.*	60,900	3,984,687
Quality Systems, Inc.*	82,749	1,180,001
Veeva Systems, Inc., Cl. A*	58,318	3,127,011
Vocera Communications, Inc.*	89,531	2,270,506
		10,562,205
HOME ENTERTAINMENT SOFTWARE—2.0%
Take-Two Interactive Software, Inc.*	41,322	2,597,088
HUMAN RESOURCE & EMPLOYMENT SERVICES—2.7%
WageWorks, Inc.*	47,755	3,524,319
INDUSTRIAL MACHINERY—2.4%
DMC Global, Inc.	29,564	452,329
Sun Hydraulics Corp.	67,855	2,635,488
		3,087,817
INTERNET SOFTWARE & SERVICES—4.6%
Cornerstone OnDemand, Inc.*	37,515	1,473,589
NIC, Inc.	54,029	1,153,519
Q2 Holdings, Inc.*	36,341	1,386,409
Shopify, Inc., Cl. A*	14,345	1,089,503
SPS Commerce, Inc.*	16,393	905,877
		6,008,897
IT CONSULTING & OTHER SERVICES—1.1%
InterXion Holding NV*	33,466	1,394,194
LEISURE FACILITIES—0.9%
Planet Fitness, Inc., Cl. A	52,869	1,099,675

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—4.6%
Bio-Techne Corp.	31,568	$3,380,301
Luminex Corp.	62,503	1,176,932
PRA Health Sciences, Inc.*	21,335	1,364,587
		5,921,820
MANAGED HEALTH CARE—0.7%
HealthEquity, Inc.*	18,734	852,772
MOVIES & ENTERTAINMENT—0.8%
Lions Gate Entertainment Corp., Cl. A	21,534	563,545
Lions Gate Entertainment Corp., Cl. B*	21,534	513,586
		1,077,131
OIL & GAS EQUIPMENT & SERVICES—1.4%
RPC, Inc.	43,747	794,883
US Silica Holdings, Inc.	24,750	1,027,125
		1,822,008
OIL & GAS EXPLORATION & PRODUCTION—0.5%
Parsley Energy, Inc., Cl. A*	19,498	580,845
PHARMACEUTICALS—2.3%
Aerie Pharmaceuticals, Inc.*	31,679	1,395,460
Pacira Pharmaceuticals, Inc.*	33,484	1,625,648
		3,021,108
RESTAURANTS—1.6%
Shake Shack, Inc., Cl. A*	27,920	947,605
Wingstop, Inc.	35,951	1,058,038
		2,005,643
SEMICONDUCTORS—2.3%
Cavium Networks, Inc.*	21,259	1,463,682
Microsemi Corp.*	31,717	1,488,796
		2,952,478
SPECIALTY CHEMICALS—2.6%
Balchem Corp.	31,950	2,593,062
Flotek Industries, Inc.*	64,794	778,176
		3,371,238
SPECIALTY STORES—0.5%
Five Below, Inc.*	12,094	594,057
SYSTEMS SOFTWARE—2.0%
Proofpoint, Inc.*	35,089	2,644,658
TOTAL COMMON STOCKS
(Cost $100,287,719)		126,019,432
PREFERRED STOCKS—0.1%	SHARES	VALUE
BIOTECHNOLOGY—0.1%
Prosetta Biosciences, Inc., Series D*,@,(a)	50,688	171,325
(Cost $228,096)		171,325
RIGHTS—0.3%	SHARES	VALUE
BIOTECHNOLOGY—0.3%
Dyax Corp.*,@	9,700	–
Neuralstem, Inc., 1/8/2019*,@	5,997	–

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

RIGHTS—(CONT.)	SHARES	VALUE
BIOTECHNOLOGY—(CONT.)
Tolero Pharmaceuticals, Inc., CDR*@,(a),(i)	174,782	$379,994
		379,994
TOTAL RIGHTS
(Cost $94,483)		379,994
REAL ESTATE INVESTMENT TRUST—1.0%	SHARES	VALUE
SPECIALIZED—1.0%
CyrusOne, Inc.	22,660	1,238,142
(Cost $762,427)		1,238,142
SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC.@	290,078	329,471
(Cost $290,078)		329,471
Total Investments
(Cost $101,662,803)(b)	99.0%	128,138,364
Other Assets in Excess of Liabilities	1.0%	1,246,736
NET ASSETS	100.0%	$129,385,100

(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company
Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b)At April 30, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$102,857,957, amounted to $25,280,407 which consisted of aggregate gross unrealized appreciation of $29,840,303 and aggregate gross unrealized depreciation of $4,559,896.
(i) Contingent deferred rights.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2017
Dyax Corp.	05/01/15	$0	0.00%	$0	0.00%
Dyax Corp.	08/14/15	0	0.00%	0	0.00%
JS Kred SPV I, LLC.	06/26/15	290,078	0.15%	329,471	0.26%
Neuralstem, Inc.	01/03/14	0	0.00%	0	0.00%
Prosetta Biosciences, Inc., Series
D	02/06/15	228,096	0.10%	171,326	0.13%
Tolero Pharmaceuticals, Inc.,
CDR	01/11/2017	94,483	0.04%	379,993	0.29%
Total				$880,790	0.68%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND
Schedule of Investments April 30, 2017 (Unaudited)

COMMON STOCKS—94.8%	SHARES	VALUE
APPAREL ACCESSORIES & LUXURY GOODS—0.6%
Kate Spade & Co.*	132,460	$2,304,804
APPLICATION SOFTWARE—19.2%
ACI Worldwide, Inc.*	431,514	9,273,236
ANSYS, Inc.*	51,890	5,716,202
Blackbaud, Inc.	145,585	11,706,490
Ellie Mae, Inc.*	66,550	6,772,128
Guidewire Software, Inc.*	122,024	7,503,256
HubSpot, Inc.*	49,072	3,290,278
Manhattan Associates, Inc.*	102,309	4,776,807
PROS Holdings, Inc.*	227,720	5,613,298
Tyler Technologies, Inc.*	86,032	14,073,975
		68,725,670
ASSET MANAGEMENT & CUSTODY BANKS—2.5%
WisdomTree Investments, Inc.	1,049,057	8,759,626
BIOTECHNOLOGY—5.0%
Clovis Oncology, Inc.*	41,104	2,379,511
Incyte Corp.*	67,872	8,435,132
Ironwood Pharmaceuticals, Inc.*	182,434	2,977,323
TESARO, Inc.*	28,158	4,155,839
		17,947,805
COMMUNICATIONS EQUIPMENT—1.3%
NetScout Systems, Inc.*	123,250	4,640,362
CONSUMER FINANCE—2.0%
LendingClub Corp.*	1,196,502	6,999,537
ELECTRONIC COMPONENTS—1.1%
Universal Display Corp.	42,690	3,814,351
ELECTRONIC EQUIPMENT & INSTRUMENTS—3.4%
Cognex Corp.	141,175	12,047,874
FINANCIAL EXCHANGES & DATA—2.2%
MarketAxess Holdings, Inc.	41,292	7,949,536
HEALTH CARE EQUIPMENT—12.2%
Abaxis, Inc.	219,698	9,893,001
ABIOMED, Inc.*	44,171	5,756,365
Cantel Medical Corp.	171,741	12,779,248
DexCom, Inc.*	42,833	3,339,260
Inogen, Inc.*	64,663	5,359,916
Insulet Corp.*	151,108	6,559,598
		43,687,388
HEALTH CARE SUPPLIES—6.2%
Meridian Bioscience, Inc.	349,446	5,171,801
Neogen Corp.*	173,046	10,785,957
Quidel Corp.*	260,626	6,299,330
		22,257,088
HEALTH CARE TECHNOLOGY—10.3%
Medidata Solutions, Inc.*	216,487	14,164,744
Veeva Systems, Inc., Cl. A*	287,127	15,395,750
Vocera Communications, Inc.*	282,254	7,157,962
		36,718,456

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HUMAN RESOURCE & EMPLOYMENT SERVICES—2.3%
WageWorks, Inc.*	109,130	$8,053,794
INDUSTRIAL MACHINERY—3.5%
DMC Global, Inc.	254,142	3,888,373
Sun Hydraulics Corp.	225,005	8,739,194
		12,627,567
INTERNET SOFTWARE & SERVICES—7.9%
Cornerstone OnDemand, Inc.*	147,910	5,809,905
NIC, Inc.	241,937	5,165,355
Shopify, Inc., Cl. A*	90,844	6,899,602
SPS Commerce, Inc.*	106,599	5,890,661
Stamps.com, Inc.*	42,670	4,529,420
		28,294,943
LIFE SCIENCES TOOLS & SERVICES—2.8%
Bio-Techne Corp.	94,740	10,144,759
MANAGED HEALTH CARE—1.6%
HealthEquity, Inc.*	123,196	5,607,882
OIL & GAS EQUIPMENT & SERVICES—1.8%
US Silica Holdings, Inc.	156,874	6,510,271
PHARMACEUTICALS—1.2%
Heska Corp.*	39,563	4,282,695
RESTAURANTS—1.1%
Wingstop, Inc.	131,154	3,859,862
SEMICONDUCTORS—1.6%
Cavium Networks, Inc.*	81,030	5,578,915
SPECIALTY CHEMICALS—1.9%
Balchem Corp.	84,810	6,883,180
SYSTEMS SOFTWARE—3.1%
Proofpoint, Inc.*	144,975	10,926,766
TOTAL COMMON STOCKS
(Cost $299,941,769)		338,623,131
PREFERRED STOCKS—0.0%	SHARES	VALUE
PHARMACEUTICALS—0.0%
Intarcia Therapeutics, Inc., Series DD*,@	759	43,126
(Cost $24,584)		43,126
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero Pharmaceuticals, Inc., CDR*@,(a),(i)	11,905	25,883
(Cost $6,436)		25,883
Total Investments
(Cost $299,972,789)(b)	94.8%	338,692,140
Other Assets in Excess of Liabilities	5.2%	18,636,758
NET ASSETS	100.0%	$357,328,898

(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of
1940. See Affiliated Securities in Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

(b)At April 30, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $301,021,754, amounted to $37,670,386 which consisted of aggregate gross unrealized appreciation of $49,389,302 and aggregate gross unrealized depreciation of $11,718,916.

(i) Contingent deferred rights.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2017
Intarcia Therapeutics, Inc., Series
DD	03/27/14	$24,584	0.14%	$43,126	0.01%
Tolero Pharmaceuticals, Inc., CDR	01/11/17	6,436	0.04%	25,883	0.01%
Total				$69,009	0.02%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
Schedule of Investments April 30, 2017 (Unaudited)

COMMON STOCKS—91.4%	SHARES	VALUE
BIOTECHNOLOGY—40.4%
ACADIA Pharmaceuticals, Inc.*	25,000	$858,250
Agios Pharmaceuticals Inc*	3,500	173,985
Alexion Pharmaceuticals, Inc.*	20,000	2,555,600
Amicus Therapeutics, Inc.*	70,000	537,600
Avexis, Inc.*	6,000	483,000
Axovant Sciences Ltd*	10,000	242,400
Bavarian Nordic A/S*	7,950	436,386
Bellicum Pharmaceuticals, Inc.*	50,000	668,500
Biogen, Inc.*	6,000	1,627,260
BioMarin Pharmaceutical, Inc.*	42,000	4,025,280
Bioverativ, Inc.*	15,000	882,150
Bluebird Bio, Inc.*	23,000	2,045,850
Blueprint Medicines Corp.*	7,200	335,376
Calithera Biosciences, Inc.*	13,000	141,050
Celgene Corp.*	36,500	4,527,825
Clovis Oncology, Inc.*	32,000	1,852,480
Curis, Inc.*	60,000	145,200
Epizyme, Inc.*	10,000	180,500
Exact Sciences Corp.*	35,000	1,050,350
Exelixis, Inc.*	30,000	672,000
Five Prime Therapeutics, Inc.*	12,000	418,320
Galapagos NV#*	8,000	694,880
Genmab A/S*	7,500	1,492,322
Gilead Sciences, Inc.	19,000	1,302,450
Global Blood Therapeutics, Inc.*	16,000	463,200
Halozyme Therapeutics, Inc.*	125,000	1,742,500
Incyte Corp.*	39,000	4,846,920
Kite Pharma, Inc.*	11,000	902,880
La Jolla Pharmaceutical Co*	10,000	290,000
Neurocrine Biosciences, Inc.*	17,000	907,800
Portola Pharmaceuticals, Inc.*	7,000	279,930
Ra Pharmaceuticals, Inc.*	32,000	755,200
Repligen Corp*	17,000	625,430
Sage Therapeutics, Inc.*	9,009	639,639
Sarepta Therapeutics, Inc.*	70,000	2,538,200
Shire PLC.#	13,500	2,388,960
Spark Therapeutics, Inc.*	21,000	1,217,370
TESARO, Inc.*	17,000	2,509,030
United Therapeutics Corp.*	6,000	754,200
Vertex Pharmaceuticals, Inc.*	31,000	3,667,300
		51,877,573
DRUG RETAIL—0.3%
CVS Caremark Corp.	4,000	329,760
HEALTH CARE EQUIPMENT—16.1%
ABIOMED, Inc.*	28,000	3,648,960
Baxter International, Inc.	20,000	1,113,600
Boston Scientific Corp.*	15,000	395,700
DexCom, Inc.*	24,000	1,871,040

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE EQUIPMENT—(CONT.)
Edwards Lifesciences Corp.*	26,000	$2,851,420
Glaukos Corp.*	27,000	1,283,310
Hill-Rom Holdings, Inc.	10,217	772,814
IDEXX Laboratories, Inc.*	18,462	3,096,631
Masimo Corp.*	21,000	2,157,540
Obalon Therapeutics, Inc.*	46,795	496,963
Oxford Immunotec Global PLC*	12,000	184,680
Stryker Corp.	20,000	2,727,400
		20,600,058
HEALTH CARE SERVICES—0.7%
Tivity Health, Inc.*	25,530	857,808
HEALTH CARE SUPPLIES—1.9%
Align Technology, Inc.*	13,000	1,750,060
West Pharmaceutical Services, Inc.	8,000	736,240
		2,486,300
HEALTH CARE TECHNOLOGY—2.4%
Agilent Technologies, Inc.	27,000	1,486,350
Medidata Solutions, Inc.*	5,000	327,150
Veeva Systems, Inc., Cl. A*	23,500	1,260,070
		3,073,570
LIFE SCIENCES TOOLS & SERVICES—3.8%
Illumina, Inc.*	14,500	2,680,470
Mettler-Toledo International, Inc.*	2,500	1,283,550
NanoString Technologies, Inc.*	50,000	874,000
		4,838,020
MANAGED HEALTH CARE—10.3%
Aetna, Inc.	8,000	1,080,560
Cigna Corp.	13,000	2,032,810
Humana, Inc.	13,500	2,996,730
UnitedHealth Group, Inc.	33,500	5,858,480
WellCare Health Plans, Inc.*	8,500	1,303,985
		13,272,565
PHARMACEUTICALS—15.5%
AbbVie, Inc.	7,000	461,580
Aerie Pharmaceuticals, Inc.*	43,000	1,894,150
Allergan PLC.	13,000	3,170,180
AstraZeneca PLC.#	60,000	1,815,000
Bristol-Myers Squibb Co.	76,000	4,259,800
Dermira, Inc.*	36,000	1,226,160
Eli Lilly & Co.	46,000	3,774,760
Emmaus Life Sciences, Inc.*,@	479,063	143,719
GW Pharmaceuticals PLC.#*	5,000	593,650
Johnson & Johnson	9,000	1,111,230
Supernus Pharmaceuticals, Inc.*	19,000	619,400
Zoetis, Inc.	15,000	841,650
		19,911,279
TOTAL COMMON STOCKS
(Cost $96,966,507)		117,246,933

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

PREFERRED STOCKS—2.7%	SHARES	VALUE
BIOTECHNOLOGY—2.3%
Prosetta Biosciences, Inc., Series D*,@,(a)	897,366	$3,033,097
PHARMACEUTICALS—0.4%
Intarcia Therapeutics, Inc., Series DD*,@	8,965	509,391
TOTAL PREFERRED STOCKS
(Cost $4,328,524)		3,542,488
RIGHTS—3.3%	SHARES	VALUE
BIOTECHNOLOGY—3.3%
Dyax Corp.*,@	21,800	–
Neuralstem, Inc., 1/8/2019*,@	26,472	–
Tolero Pharmaceuticals, Inc., CDR*@,(a),(i)	1,956,996	4,254,705
		4,254,705
PHARMACEUTICALS—0.0%
Emmaus Life Sciences, Inc., 9/11/2018*,@	320,000	–
TOTAL RIGHTS
(Cost $1,044,373)		4,254,705
Total Investments
(Cost $102,339,404)(b)	97.4%	125,044,126
Other Assets in Excess of Liabilities	2.6%	3,276,108
NET ASSETS	100.0%	$128,320,234

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company
Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b)At April 30, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$103,673,476, amounted to $21,370,650 which consisted of aggregate gross unrealized appreciation of $27,274,835 and aggregate gross unrealized depreciation of $5,904,185.
(i) Contingent deferred rights.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2017
Emmaus Life Sciences, Inc.	09/09/13	$800,000	0.42%	84,745	0.06%
Emmaus Life Sciences, Inc.	06/06/14	556,721	0.28%	58,974	0.05%
Emmaus Life Sciences, Inc.,
Rights	09/09/13	0	0.00%	0	0.00%
Intarcia Therapeutics, Inc., Series
DD	03/27/14	290,376	0.15%	509,391	0.40%
Neuralstem, Inc.	01/03/14	0	0.00%	0	0.00%
Prosetta Biosciences, Inc., Series
D	02/06/15	4,038,147	2.00%	3,033,097	2.36%
Dyax Corp.	04/01/15	0	0.00%	0	0.00%
Dyax Corp.	10/15/15	0	0.00%	0	0.00%
Tolero Pharmaceuticals, Inc.,
CDR	01/11/17	827,186	0.42%	3,369,903	2.63%
Tolero Pharmaceuticals, Inc.,
CDR	01/11/17	217,186	0.10%	884,802	0.69%
Total				$7,940,912	6.19%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments April 30, 2017 (Unaudited)

COMMON STOCKS—92.0%	SHARES	VALUE
AEROSPACE & DEFENSE—3.0%
General Dynamics Corp.	7,200	$1,395,288
The Boeing Co.	10,004	1,849,039
		3,244,327
AIR FREIGHT & LOGISTICS—0.4%
United Parcel Service, Inc., Cl. B	4,399	472,716
AIRPORT SERVICES—0.7%
Macquarie Infrastructure Corp.	9,780	795,799
APPAREL RETAIL—0.4%
VF Corp.	7,700	420,651
ASSET MANAGEMENT & CUSTODY BANKS—1.4%
BlackRock, Inc.	4,100	1,576,737
AUTO PARTS & EQUIPMENT—1.1%
Delphi Automotive PLC.	15,500	1,246,200
BIOTECHNOLOGY—1.2%
Amgen, Inc.	4,100	669,612
Gilead Sciences, Inc.	9,700	664,935
		1,334,547
BREWERS—0.9%
Molson Coors Brewing Co., Cl. B	9,800	939,722
BUILDING PRODUCTS—1.2%
Johnson Controls International PLC.	30,374	1,262,647
CABLE & SATELLITE—2.4%
Comcast Corporation, Cl. A	66,582	2,609,349
COMMUNICATIONS EQUIPMENT—1.3%
Cisco Systems, Inc.	41,100	1,400,277
CONSUMER ELECTRONICS—0.5%
Garmin Ltd.	11,100	564,324
CONSUMER FINANCE—0.5%
Discover Financial Services	9,386	587,470
DIVERSIFIED BANKS—4.8%
JPMorgan Chase & Co.	42,602	3,706,374
Wells Fargo & Co.	28,454	1,531,963
		5,238,337
DIVERSIFIED CHEMICALS—0.9%
The Dow Chemical Co.	16,500	1,036,200
DRUG RETAIL—1.7%
CVS Caremark Corp.	15,600	1,286,064
Walgreens Boots Alliance, Inc.	6,100	527,894
		1,813,958
ELECTRICAL COMPONENTS & EQUIPMENT—0.7%
Eaton Corp., PLC.	9,500	718,580
FINANCIAL EXCHANGES & DATA—1.5%
CME Group, Inc.	13,763	1,599,123
HEALTH CARE EQUIPMENT—0.9%
Becton Dickinson and Co.	5,100	953,547
HOME IMPROVEMENT RETAIL—2.2%
The Home Depot, Inc.	15,200	2,372,720

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HOTELS RESORTS & CRUISE LINES—0.8%
Royal Caribbean Cruises Ltd.	8,400	$895,440
HOUSEHOLD PRODUCTS—1.5%
The Procter & Gamble Co.	18,225	1,591,589
HYPERMARKETS & SUPER CENTERS—0.8%
Wal-Mart Stores, Inc.	11,700	879,606
INDUSTRIAL CONGLOMERATES—4.1%
General Electric Co.	68,347	1,981,380
Honeywell International, Inc.	18,744	2,458,088
		4,439,468
INDUSTRIAL GASES—0.4%
Air Products & Chemicals, Inc.	3,519	494,419
INTEGRATED OIL & GAS—3.4%
Exxon Mobil Corp.	32,100	2,620,965
TOTAL SA#	21,900	1,120,623
		3,741,588
INTEGRATED TELECOMMUNICATION SERVICES—2.9%
AT&T, Inc.	30,300	1,200,789
Verizon Communications, Inc.	43,829	2,012,189
		3,212,978
INTERNET RETAIL—0.5%
Amazon.com, Inc.*	640	591,994
INTERNET SOFTWARE & SERVICES—4.9%
Alphabet, Inc., Cl. A*	2,005	1,853,663
Alphabet, Inc., Cl. C*	2,010	1,820,979
Facebook, Inc., Cl. A*	10,900	1,637,725
		5,312,367
INVESTMENT BANKING & BROKERAGE—2.0%
Morgan Stanley	51,500	2,233,555
LEISURE FACILITIES—0.6%
Six Flags Entertainment Corp.	10,410	651,770
LEISURE PRODUCTS—0.9%
Coach, Inc.	15,700	618,423
Mattel, Inc.	17,300	387,866
		1,006,289
MANAGED HEALTH CARE—2.9%
Aetna, Inc.	11,549	1,559,923
UnitedHealth Group, Inc.	8,912	1,558,531
		3,118,454
MOVIES & ENTERTAINMENT—0.9%
Time Warner, Inc.	10,000	992,700
MULTI-LINE INSURANCE—0.7%
Hartford Financial Services Group, Inc.	16,900	817,284
MULTI-UTILITIES—0.8%
Sempra Energy	7,991	903,143
OIL & GAS EQUIPMENT & SERVICES—0.8%
Halliburton Company	19,500	894,660
OIL & GAS EXPLORATION & PRODUCTION—0.8%
ConocoPhillips	17,676	846,857

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
OTHER DIVERSIFIED FINANCIAL SERVICES—1.4%
Bank of America Corp.	67,095	$1,565,997
PACKAGED FOODS & MEATS—0.7%
The Kraft Heinz Co.	8,600	777,354
PHARMACEUTICALS—8.5%
Bristol-Myers Squibb Co.	27,900	1,563,795
Eli Lilly & Co.	20,500	1,682,230
GlaxoSmithKline PLC.#	17,100	699,390
Johnson & Johnson	20,000	2,469,400
Pfizer, Inc.	62,024	2,103,854
Roche Holding AG#	23,800	778,212
		9,296,881
RAILROADS—1.3%
CSX Corp.	28,589	1,453,465
RESTAURANTS—1.9%
Darden Restaurants, Inc.	8,100	690,039
McDonald's Corp.	9,800	1,371,314
		2,061,353
SEMICONDUCTOR EQUIPMENT—1.2%
Kla-Tencor Corp.	13,444	1,320,470
SEMICONDUCTORS—4.2%
Broadcom Ltd.	10,900	2,406,829
Intel Corp.	42,000	1,518,300
QUALCOMM, Inc.	12,100	650,254
		4,575,383
SOFT DRINKS—2.9%
PepsiCo, Inc.	19,800	2,242,944
The Coca-Cola Co.	20,700	893,205
		3,136,149
SYSTEMS SOFTWARE—4.2%
Choicestream, Inc.*,@,(a)	5,064	–
Microsoft Corp.	66,604	4,559,710
		4,559,710
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.7%
Apple, Inc.	33,618	4,829,226
Western Digital Corp.	15,200	1,353,864
		6,183,090
TOBACCO—2.6%
Altria Group, Inc.	39,079	2,805,091
TOTAL COMMON STOCKS
(Cost $62,024,265)		100,546,335
CONVERTIBLE PREFERRED STOCKS—0.6%	SHARES	VALUE
PHARMACEUTICALS—0.6%
Allergan PLC., 5.50%, 3/1/2018*	770	666,651
(Cost $770,000)		666,651
PREFERRED STOCKS—0.0%	SHARES	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc., Cl. A*,@,(a)	43,672	–

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

PREFERRED STOCKS—(CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—(CONT.)
Choicestream, Inc., Cl. B*,@,(a)	89,234	$–
		–
TOTAL PREFERRED STOCKS
(Cost $88,464)		–
WARRANTS—0.0%	SHARES	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc., 6/22/26@,(a)	15,285	–
(Cost $15,269)		–
MASTER LIMITED PARTNERSHIP—1.9%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.4%
The Blackstone Group LP.	50,400	1,554,336
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Cheniere Energy Partners LP.(b)	16,300	517,525
TOTAL MASTER LIMITED PARTNERSHIP
(Cost $1,679,617)		2,071,861
REAL ESTATE INVESTMENT TRUST—3.1%	SHARES	VALUE
HEALTH CARE—0.7%
Welltower, Inc.	11,100	792,984
MORTGAGE—0.6%
Blackstone Mortgage Trust, Inc., Cl. A	22,200	685,536
SPECIALIZED—1.8%
Crown Castle International Corp.	11,257	1,064,912
Lamar Advertising Co., Cl. A	12,600	908,082
		1,972,994
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $2,848,793)		3,451,514
	PRINCIPAL
CORPORATE BONDS—0.0%	AMOUNT	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc., 11.00%, 8/05/18@,(a)	15,285	–
(Cost $15)		–
Total Investments
(Cost $67,426,423)(c)	97.6%	106,736,361
Other Assets in Excess of Liabilities	2.4%	2,597,443
NET ASSETS	100.0%	$109,333,804

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) All or a portion of the security is on loan.
(c) At April 30, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $67,155,676, amounted to $39,580,685 which consisted of aggregate gross unrealized appreciation of $40,916,308 and aggregate gross unrealized depreciation of $1,335,623.
* Non-income producing security.

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2017
Choicestream, Inc.	03/14/14	$1,468	0.00%	$0	0.00%
Choicestream, Inc., 11.00%,
8/05/18	08/04/16	15	0.00%	0	0.00%
Choicestream, Inc., 6/22/26	08/04/16	15,269	0.02%	0	0.00%
Choicestream, Inc., Cl. A	12/17/13	34,924	0.03%	0	0.00%
Choicestream, Inc., Cl. B	07/10/14	53,540	0.05%	0	0.00%
Total				$–	–%

See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities April 30, 2017 (Unaudited)

	Alger Capital	Alger International
	Appreciation Fund	Growth Fund
ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$2,628,213,464	$166,921,113
Cash and cash equivalents	17,289,756	366
Foreign cash †	—	10,505
Receivable for investment securities sold	59,401,415	3,845,865
Receivable for shares of beneficial interest sold	4,849,287	44,026
Dividends and interest receivable	1,141,849	909,705
Receivable from Investment Manager	—	3,199
Prepaid expenses	356,604	96,696
Total Assets	2,711,252,375	171,831,475

LIABILITIES:
Payable for investment securities purchased	52,533,658	164,680
Payable for shares of beneficial interest redeemed	4,184,029	114,855
Foreign capital gain tax payable	—	9,168
Payable for interfund loans	—	504,071
Accrued investment advisory fees	1,649,809	97,681
Accrued transfer agent fees	804,574	77,487
Accrued distribution fees	541,195	53,129
Accrued administrative fees	58,672	3,783
Accrued shareholder administrative fees	30,392	2,133
Accrued other expenses	211,098	108,446
Total Liabilities	60,013,427	1,135,433
NET ASSETS	$2,651,238,948	$170,696,042

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	2,054,656,104	179,052,222
Undistributed net investment income (accumulated loss)	(2,833,869)	(265,385)
Undistributed net realized gain (accumulated realized loss)	60,140,076	(22,115,028)
Net unrealized appreciation on investments	539,276,637	14,024,233
NET ASSETS	$2,651,238,948	$170,696,042
* Identified cost	$2,086,963,256	$152,876,764
** Identified cost	$1,973,570	$—
† Cost of foreign cash	$—	$10,450
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities April 30, 2017 (Unaudited) (Continued)

	Alger Capital	Alger International
Appreciation Fund		Growth Fund

NET ASSETS BY CLASS:
Class A	$1,410,254,326	$107,296,228
Class B	$15,752,275	$23,925,931
Class C	$300,014,123	$13,396,940
Class I	$—	$7,032,646
Class Z	$925,218,224	$19,044,297

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	61,653,532	6,947,684
Class B	853,025	1,768,210
Class C	16,165,854	1,014,427
Class I	—	456,751
Class Z	39,615,039	1,222,446

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$22.87	$15.44
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$24.14	$16.30
Class B — Net Asset Value Per Share Class B	$18.47	$13.53
Class C — Net Asset Value Per Share Class C	$18.56	$13.21
Class I — Net Asset Value Per Share Class I	$—	$15.40
Class Z — Net Asset Value Per Share Class Z	$23.36	$15.58
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities April 30, 2017 (Unaudited) (Continued)

	Alger Mid Cap Growth	Alger SMid Cap
	Fund	Growth Fund
ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$160,672,430	$143,540,116
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	2,464,133	782,382
Cash and cash equivalents	9,139,554	4,713,066
Receivable for investment securities sold	4,433,711	2,426,740
Receivable for shares of beneficial interest sold	1,617,043	172,307
Dividends and interest receivable	46,391	18,013
Receivable from Investment Manager	456	—
Receivable for escrow ***	439,004	—
Prepaid expenses	99,440	96,316
Total Assets	178,912,162	151,748,940

LIABILITIES:
Payable for investment securities purchased	4,002,229	1,404,694
Payable for shares of beneficial interest redeemed	325,318	324,243
Accrued investment advisory fees	105,996	98,870
Accrued transfer agent fees	89,111	145,585
Accrued distribution fees	55,936	40,655
Accrued administrative fees	3,835	3,357
Accrued shareholder administrative fees	2,253	1,737
Accrued other expenses	75,193	80,538
Total Liabilities	4,659,871	2,099,679
NET ASSETS	$174,252,291	$149,649,261

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	183,331,259	122,325,720
Undistributed net investment income (accumulated loss)	(1,206,107)	(2,210,113)
Undistributed net realized gain (accumulated realized loss)	(29,285,900)	23,451,851
Net unrealized appreciation on investments	21,413,039	6,081,803
NET ASSETS	$174,252,291	$149,649,261
* Identified cost	$140,747,719	$137,199,061
** Identified cost	$1,303,747	$1,041,633
*** Identified cost escrow receivable	$107,969	$—
See Notes to Financial Statements.

David

THE ALGER FUNDS
Statement of Assets and Liabilities April 30, 2017 (Unaudited) (Continued)

Alger Mid Cap Growth		Alger SMid Cap
	Fund	Growth Fund
NET ASSETS BY CLASS:
Class A	$127,270,302	$69,199,760
Class B	$18,797,445	$—
Class C	$18,805,773	$28,158,803
Class I	$—	$17,290,035
Class Z	$9,378,771	$35,000,663

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	10,654,097	6,415,698
Class B	1,955,676	—
Class C	1,978,684	3,470,340
Class I	—	1,570,666
Class Z	780,568	3,108,814

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$11.95	$10.79
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$12.61	$11.38
Class B — Net Asset Value Per Share Class B	$9.61	$—
Class C — Net Asset Value Per Share Class C	$9.50	$8.11
Class I — Net Asset Value Per Share Class I	$—	$11.01
Class Z — Net Asset Value Per Share Class Z	$12.02	$11.26
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities April 30, 2017 (Unaudited) (Continued)

	Alger Small Cap	Alger Small Cap Focus
	Growth Fund	Fund
ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$127,457,007	$338,657,401
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	681,357	34,740
Cash and cash equivalents	1,199,082	17,342,151
Receivable for investment securities sold	280,437	321,220
Receivable for shares of beneficial interest sold	42,069	10,595,164
Receivable for interfund loans	—	504,071
Dividends and interest receivable	4,059	—
Receivable from Investment Manager	3,093	—
Receivable for escrow ***	130,038	8,857
Prepaid expenses	94,977	146,982
Total Assets	129,892,119	367,610,586

LIABILITIES:
Payable for investment securities purchased	118,866	9,496,236
Payable for shares of beneficial interest redeemed	139,757	447,457
Accrued investment advisory fees	84,583	205,769
Due to investment advisor	—	3,477
Accrued transfer agent fees	52,322	32,185
Accrued distribution fees	30,026	50,981
Accrued administrative fees	2,872	7,545
Accrued shareholder administrative fees	1,605	3,146
Accrued other expenses	76,988	34,892
Total Liabilities	507,019	10,281,688
NET ASSETS	$129,385,100	$357,328,898

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	104,876,973	317,798,102
Undistributed net investment income (accumulated loss)	(1,300,121)	(1,711,583)
Undistributed net realized gain (accumulated realized loss)	(761,571)	2,516,373
Net unrealized appreciation on investments	26,569,819	38,726,006
NET ASSETS	$129,385,100	$357,328,898
* Identified cost	$101,340,224	$299,966,353
** Identified cost	$32,333	$6,436
*** Identified cost escrow receivable	$130,038	$2,202
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities April 30, 2017 (Unaudited) (Continued)

	Alger Small Cap	Alger Small Cap Focus
	Growth Fund	Fund
NET ASSETS BY CLASS:
Class A	$92,964,719	$46,233,494
Class B	$5,192,853	$—
Class C	$8,590,988	$33,251,116
Class I	$—	$87,066,786
Class Y	$—	$10,305
Class Z	$22,636,540	$190,767,197

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	12,761,188	3,587,852
Class B	929,042	—
Class C	1,585,067	2,821,456
Class I	—	6,591,599
Class Y	—	773
Class Z	3,041,617	14,316,524

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$7.28	$12.89
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$7.69	$13.60
Class B — Net Asset Value Per Share Class B	$5.59	$—
Class C — Net Asset Value Per Share Class C	$5.42	$11.79
Class I — Net Asset Value Per Share Class I	$—	$13.21
Class Y — Net Asset Value Per Share Class Y	$—	$13.32
Class Z — Net Asset Value Per Share Class Z	$7.44	$13.32
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities April 30, 2017 (Unaudited) (Continued)

	Alger Health Sciences	Alger Growth &
	Fund	Income Fund
ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments # (Including
in Alger Growth & Income Funds securities loaned at value
of $275,633)	$116,300,319	$106,736,361
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	8,743,807	—
Cash and cash equivalents#	2,575,647	2,869,429
Receivable for investment securities sold	3,438,692	—
Receivable for shares of beneficial interest sold	406,626	63,263
Dividends and interest receivable	66,790	197,674
Receivable from Investment Manager	1,244	—
Receivable for escrow***	1,456,005	—
Prepaid expenses	64,675	80,986
Total Assets	133,053,805	109,947,713

LIABILITIES:
Payable for investment securities purchased	4,149,606	97,102
Collateral on securities loaned at value (Note 4)	—	282,575
Payable for shares of beneficial interest redeemed	322,565	81,795
Accrued investment advisory fees	82,457	51,944
Accrued transfer agent fees	80,071	29,837
Accrued distribution fees	42,741	33,422
Accrued administrative fees	2,800	2,442
Accrued shareholder administrative fees	1,615	1,384
Accrued other expenses	51,716	33,408
Total Liabilities	4,733,571	613,909
NET ASSETS	$128,320,234	$109,333,804

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	105,931,327	68,863,897
Undistributed net investment income (accumulated loss)	(1,753,569)	391,441
Undistributed net realized gain	343,344	768,528
Net unrealized appreciation on investments	23,799,132	39,309,938
NET ASSETS	$128,320,234	$109,333,804
* Identified cost	$97,256,884	$67,321,207
** Identified cost	$5,082,520	$105,216
*** Identified cost escrow receivable	$357,397	$—
# Includes collateral received on stock loan	$—	$282,575
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities April 30, 2017 (Unaudited) (Continued)

Alger Health Sciences		Alger Growth &
	Fund	Income Fund
NET ASSETS BY CLASS:
Class A	$82,193,690	$70,487,796
Class C	$33,013,822	$23,509,178
Class Z	$13,112,722	$15,336,830

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	3,714,075	1,903,274
Class C	1,847,814	643,464
Class Z	594,832	413,792

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$22.13	$37.04
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$23.36	$39.09
Class C — Net Asset Value Per Share Class C	$17.87	$36.54
Class Z — Net Asset Value Per Share Class Z	$22.04	$37.06
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Operations For the six months ended April 30, 2017 (Unaudited)

	Alger Capital	Alger International
	Appreciation Fund	Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$14,315,482	$1,785,587
Interest	20,823	5,919
Total Income	14,336,305	1,791,506

EXPENSES:
Advisory fees — Note 3(a)	9,642,014	601,689
Distribution fees — Note 3(c)
Class A	1,699,502	130,064
Class B	79,931	118,049
Class C	1,494,777	69,310
Class I	—	11,327
Shareholder administrative fees — Note 3(f)	178,348	13,074
Administration fees — Note 3(b)	340,796	23,305
Custodian fees	74,287	60,586
Interest expenses	318	209
Transfer agent fees and expenses — Note 3(f)	901,069	90,212
Printing fees	142,851	20,099
Professional fees	117,590	35,370
Registration fees	56,741	45,951
Trustee fees — Note 3(g)	53,483	3,654
Fund accounting fees	161,889	14,113
Miscellaneous	63,182	21,023
Total Expenses	15,006,778	1,258,035
Less, expense reimbursements/waivers — Note 3(a)	—	(29,174)
Net Expenses	15,006,778	1,228,861
NET INVESTMENT INCOME (LOSS)	(670,473)	562,645

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments	96,050,039	(1,116,082)
Net realized gain (loss) on foreign currency transactions	54	(153,491)
Net change in unrealized appreciation on investments and
foreign currency	251,360,667	13,125,059
Net realized and unrealized gain on investments and foreign
currency	347,410,760	11,855,486
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$346,740,287	$12,418,131
* Foreign withholding taxes	$(44,744)	$160,416
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Operations For the six months ended April 30, 2017 (Unaudited) (Continued)

	Alger Mid Cap Growth	Alger SMid Cap
	Fund	Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$656,798	$400,801
Interest	17,363	5,531
Total Income	674,161	406,332

EXPENSES:
Advisory fees — Note 3(a)	623,716	648,527
Distribution fees — Note 3(c)
Class A	148,133	93,913
Class B	93,460	1,288
Class C	93,686	150,467
Class I	—	25,549
Shareholder administrative fees — Note 3(f)	13,275	11,434
Administration fees — Note 3(b)	22,568	22,017
Custodian fees	22,327	20,386
Interest expenses	20	2,687
Transfer agent fees and expenses — Note 3(f)	88,351	81,019
Printing fees	15,340	9,155
Professional fees	35,702	28,250
Registration fees	37,748	41,527
Trustee fees — Note 3(g)	3,540	3,545
Fund accounting fees	13,125	12,810
Miscellaneous	14,268	12,641
Total Expenses	1,225,259	1,165,215
Less, expense reimbursements/waivers — Note 3(a)	(1,451)	—
Net Expenses	1,223,808	1,165,215
NET INVESTMENT LOSS	(549,647)	(758,883)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, ESCROW RECEIVABLE AND FOREIGN
CURRENCY:

Net realized gain on investments	9,261,931	30,210,755
Net realized gain (loss) on foreign currency transactions	(12)	6
Net change in unrealized appreciation (depreciation) on
investments, escrow receivable and foreign currency	17,181,792	(7,969,285)
Net realized and unrealized gain on investments, escrow
receivable and foreign currency	26,443,711	22,241,476
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$25,894,064	$21,482,593
* Foreign withholding taxes	$330	$4,036
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Operations For the six months ended April 30, 2017 (Unaudited) (Continued)

	Alger Small Cap	Alger Small Cap Focus
	Growth Fund	Fund
INCOME:
Dividends	$439,307	$611,216
Interest	6,032	14,502
Total Income	445,339	625,718

EXPENSES:
Advisory fees — Note 3(a)	512,960	991,920
Distribution fees — Note 3(c)
Class A	113,135	43,957
Class B	25,892	—
Class C	43,888	123,353
Class I	—	90,097
Shareholder administrative fees — Note 3(f)	9,728	15,170
Administration fees — Note 3(b)	17,415	36,370
Custodian fees	17,686	21,607
Interest expenses	70	—
Transfer agent fees and expenses — Note 3(f)	59,442	60,945
Printing fees	3,135	13,145
Professional fees	24,496	26,029
Registration fees	34,655	22,200
Trustee fees — Note 3(g)	2,708	5,589
Fund accounting fees	10,649	20,632
Miscellaneous	8,947	8,321
Total Expenses	884,806	1,479,335
Less, expense reimbursements/waivers — Note 3(a)	(7,130)	(2,430)
Net Expenses	877,676	1,476,905
NET INVESTMENT LOSS	(432,337)	(851,187)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, ESCROW RECEIVABLE AND FOREIGN
CURRENCY:

Net realized gain on investments	6,060,129	8,571,644
Net realized gain (loss) on foreign currency transactions	(9)	3
Net change in unrealized appreciation on investments, escrow
receivable and foreign currency	15,827,293	27,108,246
Net realized and unrealized gain on investments, escrow
receivable and foreign currency	21,887,413	35,679,893
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$21,455,076	$34,828,706
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Operations For the six months ended April 30, 2017 (Unaudited) (Continued)

	Alger Health Sciences	Alger Growth &
	Fund	Income Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$338,530	$1,488,144
Interest	2,518	4,051
Total Income	341,048	1,492,195

EXPENSES:
Advisory fees — Note 3(a)	460,735	306,291
Distribution fees — Note 3(c)
Class A	92,551	84,786
Class B	1,562	—
Class C	152,510	112,805
Shareholder administrative fees — Note 3(f)	9,095	8,173
Administration fees — Note 3(b)	15,642	14,398
Custodian fees	20,515	14,418
Interest expenses	1,207	—
Transfer agent fees and expenses — Note 3(f)	57,842	44,431
Printing fees	12,596	11,050
Professional fees	28,162	22,663
Registration fees	23,818	42,005
Trustee fees — Note 3(g)	2,413	2,392
Fund accounting fees	9,581	8,954
Miscellaneous	12,920	5,155
Total Expenses	901,149	677,521
Less, expense reimbursements/waivers — Note 3(a)	(7,210)	—
Net Expenses	893,939	677,521
NET INVESTMENT INCOME (LOSS)	(552,891)	814,674

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, ESCROW RECEIVABLE AND FOREIGN
CURRENCY:

Net realized gain on investments	8,215,555	723,161
Net realized gain (loss) on foreign currency transactions	(194)	2
Net change in unrealized appreciation on investments,
escrow receivable and foreign currency	28,033,663	12,271,773
Net realized and unrealized gain on investments, escrow
receivable and foreign currency	36,249,024	12,994,936
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$35,696,133	$13,809,610
* Foreign withholding taxes	$340	$5,510
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited)

	Alger Capital Appreciation Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016

Net investment loss	$(670,473)	$(1,011,068)
Net realized gain on investments and foreign currency	96,050,093	29,512,427
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	251,360,667	(39,911,973)
Net increase (decrease) in net assets resulting from operations	346,740,287	(11,410,614)

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(11,084,751)	(123,485,355)
Class B	(164,695)	(2,118,475)
Class C	(3,040,556)	(29,213,787)
Class Z	(6,222,800)	(47,387,508)
Total dividends and distributions to shareholders	(20,512,802)	(202,205,125)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(129,172,493)	(101,382,281)
Class B	(2,904,101)	(5,225,908)
Class C	(46,361,605)	27,049,897
Class Z	80,801,977	163,806,675
Net increase (decrease) from shares of beneficial interest
transactions — Note 6(a)	(97,636,222)	84,248,383
Total increase (decrease)	228,591,263	(129,367,356)

Net Assets:
Beginning of period	2,422,647,685	2,552,015,041
END OF PERIOD	$2,651,238,948	$2,422,647,685
Undistributed net investment income (accumulated loss)	$(2,833,869)	$(2,163,396)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger International Growth Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016

Net investment income	$562,645	$2,038,922
Net realized loss on investments and foreign currency	(1,269,573)	(10,851,978)
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	13,125,059	(5,746,664)
Net increase (decrease) in net assets resulting from operations	12,418,131	(14,559,720)

Dividends and distributions to shareholders from:
Net investment income:
Class A	(1,756,267)	(52,326)
Class B	(296,241)	—
Class C	(149,656)	(295,560)
Class I	(191,489)	(52,328)
Class Z	(401,515)	(133,058)
Total dividends and distributions to shareholders	(2,795,168)	(533,272)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(6,117,180)	(21,592,184)
Class B	(2,474,147)	(4,217,189)
Class C	(2,589,405)	(4,666,312)
Class I	(7,526,157)	692,918
Class Z	(520,177)	1,154,193
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(19,227,066)	(28,628,574)
Total decrease	(9,604,103)	(43,721,566)

Net Assets:
Beginning of period	180,300,145	224,021,711
END OF PERIOD	$170,696,042	$180,300,145
Undistributed net investment income (accumulated loss)	$(265,385)	$1,967,138
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Mid Cap Growth Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016

Net investment loss	$(549,647)	$(842,010)
Net realized gain (loss) on investments, and foreign currency	9,261,919	(3,808,585)
Net change in unrealized appreciation (depreciation) on
investments, escrow receivable and foreign currency	17,181,792	(3,841,136)
Net increase (decrease) in net assets resulting from operations	25,894,064	(8,491,731)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(2,934,403)	(14,563,303)
Class B	(3,111,946)	(5,810,000)
Class C	(2,593,008)	(3,881,940)
Class Z	566,468	5,393,922
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(8,072,889)	(18,861,321)
Total increase (decrease)	17,821,175	(27,353,052)

Net Assets:
Beginning of period	156,431,116	183,784,168
END OF PERIOD	$174,252,291	$156,431,116
Undistributed net investment income (accumulated loss)	$(1,206,107)	$(656,460)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger SMid Cap Growth Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016

Net investment loss	$(758,883)	$(1,987,619)
Net realized gain on investments and foreign currency	30,210,761	17,529,616
Net change in unrealized depreciation on investments and
foreign currency	(7,969,285)	(24,476,457)
Net increase (decrease) in net assets resulting from operations	21,482,593	(8,934,460)

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(8,828,977)	(48,219,809)
Class B	—	(1,548,623)
Class C	(4,373,821)	(21,021,697)
Class I	(2,310,435)	(19,821,414)
Class Z	(3,902,306)	(50,943,545)
Total dividends and distributions to shareholders	(19,415,539)	(141,555,088)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(14,780,228)	(24,776,293)
Class B	(1,749,902)	(866,833)
Class C	(3,523,520)	(414,663)
Class I	(16,415,614)	(17,203,713)
Class Z	5,438,450	(50,359,541)
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(31,030,814)	(93,621,043)
Total decrease	(28,963,760)	(244,110,591)

Net Assets:
Beginning of period	178,613,021	422,723,612
END OF PERIOD	$149,649,261	$178,613,021
Undistributed net investment income (accumulated loss)	$(2,210,113)	$(1,451,230)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Small Cap Growth Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016

Net investment loss	$(432,337)	$(1,101,962)
Net realized gain (loss) on investments and foreign currency	6,060,120	(4,992,003)
Net change in unrealized appreciation (depreciation) on
investments, escrow receivable and foreign currency	15,827,293	(1,014,375)
Net increase (decrease) in net assets resulting from operations	21,455,076	(7,108,340)

Dividends and distributions to shareholders from:
Net realized gains:
Class A	—	(22,341,073)
Class B	—	(1,545,156)
Class C	—	(3,286,045)
Class Z	—	(4,367,677)
Total dividends and distributions to shareholders	—	(31,539,951)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(7,919,249)	(2,961,323)
Class B	(668,168)	293,755
Class C	(1,578,991)	(1,013,586)
Class Z	(2,522,910)	5,064,750
Net increase (decrease) from shares of beneficial interest
transactions — Note 6(a)	(12,689,318)	1,383,596
Total increase (decrease)	8,765,758	(37,264,695)

Net Assets:
Beginning of period	120,619,342	157,884,037
END OF PERIOD	$129,385,100	$120,619,342
Undistributed net investment income (accumulated loss)	$(1,300,121)	$(867,784)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Small Cap Focus Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016

Net investment loss	$(851,187)	$(1,000,896)
Net realized gain (loss) on investments and foreign currency	8,571,647	(4,992,344)
Net change in unrealized appreciation on investments, escrow
receivable and foreign currency	27,108,246	8,560,677
Net increase in net assets resulting from operations	34,828,706	2,567,437

Increase (decrease) from shares of beneficial interest transactions:
Class A	18,065,074	8,957,748
Class C	14,246,436	7,769,087
Class I	360,114	32,766,158
Class Y	10,000	—
Class Z	106,336,672	50,888,678
Net increase from shares of beneficial interest transactions —
Note 6(a)	139,018,296	100,381,671
Total increase	173,847,002	102,949,108

Net Assets:
Beginning of period	183,481,896	80,532,788
END OF PERIOD	$357,328,898	$183,481,896
Undistributed net investment income (accumulated loss)	$(1,711,583)	$(860,396)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Health Sciences Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016

Net investment loss	$(552,891)	$(1,535,979)
Net realized gain (loss) on investments and foreign currency	8,215,361	(6,988,494)
Net change in unrealized appreciation (depreciation) on
investments, escrow receivable and foreign currency	28,033,663	(14,207,120)
Net increase (decrease) in net assets resulting from operations	35,696,133	(22,731,593)

Dividends and distributions to shareholders from:
Net realized gains:
Class A	—	(17,874,985)
Class B	—	(956,709)
Class C	—	(9,452,994)
Class Z	—	(1,581,486)
Total dividends and distributions to shareholders	—	(29,866,174)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(9,992,822)	(21,876,355)
Class B	(2,049,856)	(2,296,932)
Class C	(4,818,862)	(9,242,011)
Class Z	5,625,988	1,257,746
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(11,235,552)	(32,157,552)
Total increase (decrease)	24,460,581	(84,755,319)

Net Assets:
Beginning of period	103,859,653	188,614,972
END OF PERIOD	$128,320,234	$103,859,653
Undistributed net investment income (accumulated loss)	$(1,753,569)	$(1,200,678)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Growth & Income Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016

Net investment income	$814,674	$1,665,959
Net realized gain (loss) on investments and foreign currency	723,163	(174,273)
Net change in unrealized appreciation on investments and
foreign currency	12,271,773	832,293
Net increase in net assets resulting from operations	13,809,610	2,323,979

Dividends and distributions to shareholders from:
Net investment income:
Class A	(538,537)	(1,014,431)
Class C	(101,536)	(182,538)
Class Z	(143,182)	(202,816)
Net realized gains:
Class A	(20,167)	(2,110,139)
Class C	(6,833)	(668,401)
Class Z	(4,558)	(373,315)
Total dividends and distributions to shareholders	(814,813)	(4,551,640)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(2,102,461)	(5,271,860)
Class C	(81,868)	36,281
Class Z	2,188,419	2,956,823
Net increase (decrease) from shares of beneficial interest
transactions — Note 6(a)	4,090	(2,278,756)
Total increase (decrease)	12,998,887	(4,506,417)

Net Assets:
Beginning of period	96,334,917	100,841,334
END OF PERIOD	$109,333,804	$96,334,917
Undistributed net investment income	$391,441	$360,022
See Notes to Financial Statements.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$20.09	$21.83	$23.13	$21.18	$16.59	$14.64
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.01)	–	(0.04)	(0.03)	0.11	0.05
Net realized and unrealized gain (loss)
on investments	2.96	(0.07)	1.97	3.51	4.67	1.90
Total from investment operations	2.95	(0.07)	1.93	3.48	4.78	1.95
Dividends from net investment income	–	–	–	–	(0.12)	–
Distributions from net realized gains	(0.17)	(1.67)	(3.23)	(1.53)	(0.07)	–
Net asset value, end of period	$22.87	$20.09	$21.83	$23.13	$21.18	$16.59
Total return(iii)	14.83%	(0.42)%	9.15%	17.35%	29.11%	13.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,410,255	$1,360,963	$1,592,859	$1,389,005	$1,217,389	$952,955
Ratio of gross expenses to average
net assets	1.23%	1.22%	1.23%	1.24%	1.26%	1.29%
Ratio of net expenses to average net
assets	1.23%	1.22%	1.23%	1.24%	1.26%	1.29%
Ratio of net investment income (loss) to
average net assets	(0.06)%	(0.02)%	(0.18)%	(0.14)%	0.58%	0.30%
Portfolio turnover rate	42.74%	103.80%	141.43%	147.78%	123.81%	142.32%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund			Class B
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$16.32	$18.17	$19.91	$18.58	$14.57	$12.96
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.08)	(0.14)	(0.17)	(0.17)	(0.02)	(0.07)
Net realized and unrealized gain (loss)
on investments	2.40	(0.04)	1.66	3.03	4.10	1.68
Total from investment operations	2.32	(0.18)	1.49	2.86	4.08	1.61
Distributions from net realized gains	(0.17)	(1.67)	(3.23)	(1.53)	(0.07)	–
Net asset value, end of period	$18.47	$16.32	$18.17	$19.91	$18.58	$14.57
Total return(iii)	14.33%	(1.18)%	8.30%	16.37%	28.13%	12.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$15,752	$16,682	$24,399	$30,382	$33,068	$31,965
Ratio of gross expenses to average
net assets	2.06%	2.04%	2.01%	2.03%	2.05%	2.11%
Ratio of net expenses to average net
assets	2.06%	2.04%	2.01%	2.03%	2.05%	2.11%
Ratio of net investment income (loss) to
average net assets	(0.89)%	(0.84)%	(0.95)%	(0.93)%	(0.15)%	(0.52)%
Portfolio turnover rate	42.74%	103.80%	141.43%	147.78%	123.81%	142.32%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$16.39	$18.24	$19.97	$18.62	$14.62	$13.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.07)	(0.13)	(0.17)	(0.17)	(0.03)	(0.07)
Net realized and unrealized gain (loss)
on investments	2.41	(0.05)	1.67	3.05	4.12	1.69
Total from investment operations	2.34	(0.18)	1.50	2.88	4.09	1.62
Dividends from net investment income	–	–	–	–	(0.02)	–
Distributions from net realized gains	(0.17)	(1.67)	(3.23)	(1.53)	(0.07)	–
Net asset value, end of period	$18.56	$16.39	$18.24	$19.97	$18.62	$14.62
Total return(iii)	14.39%	(1.17)%	8.33%	16.44%	28.14%	12.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$300,014	$309,114	$314,402	$236,985	$198,377	$149,400
Ratio of gross expenses to average
net assets	1.97%	1.98%	1.99%	2.00%	2.02%	2.07%
Ratio of net expenses to average net
assets	1.97%	1.98%	1.99%	2.00%	2.02%	2.07%
Ratio of net investment income (loss) to
average net assets	(0.80)%	(0.78)%	(0.94)%	(0.90)%	(0.20)%	(0.47)%
Portfolio turnover rate	42.74%	103.80%	141.43%	147.78%	123.81%	142.32%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund			Class Z
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$20.48	$22.15	$23.35	$21.31	$16.68	$14.68
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.03	0.06	0.03	0.04	0.11	0.12
Net realized and unrealized gain (loss)
on investments	3.02	(0.06)	2.00	3.53	4.76	1.88
Total from investment operations	3.05	–	2.03	3.57	4.87	2.00
Dividends from net investment income	–	–	–	–	(0.17)	–
Distributions from net realized gains	(0.17)	(1.67)	(3.23)	(1.53)	(0.07)	–
Net asset value, end of period	$23.36	$20.48	$22.15	$23.35	$21.31	$16.68
Total return(iii)	14.99%	(0.08)%	9.54%	17.68%	29.58%	13.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$925,218	$735,889	$620,355	$286,186	$183,790	$37,956
Ratio of gross expenses to average
net assets	0.89%	0.89%	0.90%	0.93%	0.93%	1.01%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–	(0.04)%
Ratio of net expenses to average net
assets	0.89%	0.89%	0.90%	0.93%	0.93%	0.97%
Ratio of net investment income (loss) to
average net assets	0.26%	0.30%	0.12%	0.16%	0.58%	0.73%
Portfolio turnover rate	42.74%	103.80%	141.43%	147.78%	123.81%	142.32%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Growth Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$14.58	$15.57	$15.29	$15.27	$12.61	$11.91
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.06	0.16	0.03	0.04	0.11	0.04
Net realized and unrealized gain (loss)
on investments	1.04	(1.14)	0.40	(0.02)	2.64	0.66
Total from investment operations	1.10	(0.98)	0.43	0.02	2.75	0.70
Dividends from net investment income	(0.24)	(0.01)	(0.15)	–	(0.09)	–
Net asset value, end of period	$15.44	$14.58	$15.57	$15.29	$15.27	$12.61
Total return(iii)	7.71%	(6.32)%	2.85%	0.15%	21.98%	5.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$107,296	$107,398	$137,207	$130,957	$145,096	$139,693
Ratio of gross expenses to average
net assets	1.35%	1.35%	1.32%	1.32%	1.37%	1.33%
Ratio of net expenses to average net
assets	1.35%	1.35%	1.32%	1.32%	1.37%	1.33%
Ratio of net investment income (loss) to
average net assets	0.78%	1.08%	0.18%	0.25%	0.79%	0.32%
Portfolio turnover rate	77.13%	134.84%	114.81%	97.50%	217.57%	148.66%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Growth Fund			Class B
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$12.76	$13.71	$13.44	$13.51	$11.18	$10.64
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	–	0.05	(0.07)	(0.06)	0.02	(0.04)
Net realized and unrealized gain (loss)
on investments	0.93	(1.00)	0.34	(0.01)	2.33	0.58
Total from investment operations	0.93	(0.95)	0.27	(0.07)	2.35	0.54
Dividends from net investment income	(0.16)	–	–(iii)	–	(0.02)	–
Net asset value, end of period	$13.53	$12.76	$13.71	$13.44	$13.51	$11.18
Total return(iv)	7.28%	(6.86)%	2.04%	(0.52)%	21.07%	5.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$23,926	$25,033	$31,357	$38,520	$63,826	$77,408
Ratio of gross expenses to average
net assets	2.04%	2.06%	2.04%	2.02%	2.04%	1.97%
Ratio of net expenses to average net
assets	2.04%	2.06%	2.04%	2.02%	2.04%	1.97%
Ratio of net investment income (loss) to
average net assets	0.07%	0.37%	(0.53)%	(0.47)%	0.17%	(0.36)%
Portfolio turnover rate	77.13%	134.84%	114.81%	97.50%	217.57%	148.66%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount was less than $0.005 per share.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Growth Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$12.44	$13.57	$13.36	$13.44	$11.12	$10.60
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	–	0.04	(0.08)	(0.07)	–	(0.05)
Net realized and unrealized gain (loss)
on investments	0.90	(0.99)	0.36	(0.01)	2.33	0.57
Total from investment operations	0.90	(0.95)	0.28	(0.08)	2.33	0.52
Dividends from net investment income	(0.13)	(0.18)	(0.07)	–	(0.01)	–
Net asset value, end of period	$13.21	$12.44	$13.57	$13.36	$13.44	$11.12
Total return(iii)	7.32%	(7.04)%	1.99%	(0.60)%	20.94%	4.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$13,397	$15,190	$21,697	$20,567	$17,786	$17,305
Ratio of gross expenses to average
net assets	2.14%	2.14%	2.09%	2.08%	2.15%	2.08%
Ratio of net expenses to average net
assets	2.14%	2.14%	2.09%	2.08%	2.15%	2.08%
Ratio of net investment income (loss) to
average net assets	(0.05)%	0.29%	(0.60)%	(0.49)%	0.03%	(0.47)%
Portfolio turnover rate	77.13%	134.84%	114.81%	97.50%	217.57%	148.66%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Growth Fund			Class I
	Six months				From 5/31/2013
ended		Year ended	Year ended	Year ended	(commencement of operations) to
	4/30/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013 (ii)
Net asset value, beginning of period	$14.55	$15.55	$15.27	$15.29	$13.94
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(iii)	0.06	0.21	0.05	0.12	0.03
Net realized and unrealized gain (loss)
on investments	1.06	(1.16)	0.41	(0.07)	1.32
Total from investment operations	1.12	(0.95)	0.46	0.05	1.35
Dividends from net investment income	(0.27)	(0.05)	(0.18)	(0.07)	–
Net asset value, end of period	$15.40	$14.55	$15.55	$15.27	$15.29
Total return(iv)	7.85%	(6.12)%	3.04%	0.31%	9.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$7,033	$14,202	$14,435	$3,722	$157
Ratio of gross expenses to average
net assets	1.48%	1.33%	1.30%	1.27%	15.73%
Ratio of expense reimbursements to
average net assets	(0.33)%	(0.18)%	(0.15)%	(0.12)%	(14.58)%
Ratio of net expenses to average net
assets	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to
average net assets	0.78%	1.43%	0.34%	0.76%	0.44%
Portfolio turnover rate	77.13%	134.84%	114.81%	97.50%	217.57%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Growth Fund			Class Z
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$14.74	$15.73	$15.44	$15.35	$12.66	$11.94
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.09	0.23	0.12	0.13	0.33	0.08
Net realized and unrealized gain (loss)
on investments	1.06	(1.15)	0.39	(0.04)	2.50	0.64
Total from investment operations	1.15	(0.92)	0.51	0.09	2.83	0.72
Dividends from net investment income	(0.31)	(0.07)	(0.22)	–	(0.14)	–
Net asset value, end of period	$15.58	$14.74	$15.73	$15.44	$15.35	$12.66
Total return(iii)	7.98%	(5.88)%	3.27%	0.59%	22.56%	6.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$19,044	$18,477	$19,326	$8,573	$2,277	$20,217
Ratio of gross expenses to average
net assets	1.04%	1.04%	1.03%	1.04%	1.12%	0.96%
Ratio of expense reimbursements to
average net assets	(0.15)%	(0.15)%	(0.14)%	(0.15)%	(0.13)%	–
Ratio of net expenses to average net
assets	0.89%	0.89%	0.89%	0.89%	0.99%	0.96%
Ratio of net investment income (loss) to
average net assets	1.23%	1.57%	0.73%	0.82%	2.50%	0.65%
Portfolio turnover rate	77.13%	134.84%	114.81%	97.50%	217.57%	148.66%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$10.20	$10.66	$10.54	$9.38	$7.05	$6.51
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.03)	(0.03)	(0.07)	(0.04)	(0.03)	(0.02)
Net realized and unrealized gain (loss)
on investments	1.78	(0.43)	0.19	1.20	2.36	0.56
Total from investment operations	1.75	(0.46)	0.12	1.16	2.33	0.54
Net asset value, end of period	$11.95	$10.20	$10.66	$10.54	$9.38	$7.05
Total return(iii)	17.16%	(4.32)%	1.23%	12.37%	33.05%	8.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$127,270	$111,423	$131,592	$142,977	$143,231	$131,454
Ratio of gross expenses to average
net assets	1.33%	1.33%	1.32%	1.35%	1.39%	1.40%
Ratio of net expenses to average net
assets	1.33%	1.33%	1.32%	1.35%	1.39%	1.40%
Ratio of net investment income (loss) to
average net assets	(0.51)%	(0.32)%	(0.67)%	(0.38)%	(0.31)%	(0.25)%
Portfolio turnover rate	72.56%	99.42%	122.05%	194.81%	156.98%	234.91%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund			Class B
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$8.23	$8.67	$8.63	$7.73	$5.86	$5.46
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.05)	(0.09)	(0.12)	(0.09)	(0.07)	(0.05)
Net realized and unrealized gain (loss)
on investments	1.43	(0.35)	0.16	0.99	1.94	0.45
Total from investment operations	1.38	(0.44)	0.04	0.90	1.87	0.40
Net asset value, end of period	$9.61	$8.23	$8.67	$8.63	$7.73	$5.86
Total return(iii)	16.77%	(5.07)%	0.46%	11.64%	31.91%	7.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$18,797	$19,005	$26,151	$33,377	$50,341	$45,501
Ratio of gross expenses to average
net assets	2.04%	2.05%	2.02%	2.04%	2.10%	2.08%
Ratio of net expenses to average net
assets	2.04%	2.05%	2.02%	2.04%	2.10%	2.08%
Ratio of net investment income (loss) to
average net assets	(1.22)%	(1.05)%	(1.36)%	(1.05)%	(1.02)%	(0.92)%
Portfolio turnover rate	72.56%	99.42%	122.05%	194.81%	156.98%	234.91%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$8.15	$8.58	$8.56	$7.68	$5.82	$5.43
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.06)	(0.09)	(0.13)	(0.10)	(0.08)	(0.06)
Net realized and unrealized gain (loss)
on investments	1.41	(0.34)	0.15	0.98	1.94	0.45
Total from investment operations	1.35	(0.43)	0.02	0.88	1.86	0.39
Net asset value, end of period	$9.50	$8.15	$8.58	$8.56	$7.68	$5.82
Total return(iii)	16.69%	(5.01)%	0.35%	11.46%	31.96%	7.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$18,806	$18,495	$23,628	$25,932	$26,320	$22,812
Ratio of gross expenses to average
net assets	2.16%	2.16%	2.12%	2.16%	2.21%	2.22%
Ratio of net expenses to average net
assets	2.16%	2.16%	2.12%	2.16%	2.21%	2.22%
Ratio of net investment income (loss) to
average net assets	(1.33)%	(1.16)%	(1.47)%	(1.19)%	(1.13)%	(1.06)%
Portfolio turnover rate	72.56%	99.42%	122.05%	194.81%	156.98%	234.91%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund		Class Z
			From 5/28/2015
	Six months	Year ended	(commencement of operations) to
4/30/2017 (i)		10/31/2016	10/31/2015(ii)
Net asset value, beginning of period	$10.24	$10.67	$11.70
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(iii)	(0.01)	0.04	(0.02)
Net realized and unrealized gain (loss)
on investments	1.79	(0.47)	(1.01)
Total from investment operations	1.78	(0.43)	(1.03)
Net asset value, end of period	$12.02	$10.24	$10.67
Total return(iv)	17.38%	(4.03)%	(8.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$9,379	$7,508	$2,413
Ratio of gross expenses to average
net assets	1.09%	1.23%	1.76%
Ratio of expense reimbursements to
average net assets	(0.04)%	(0.21)%	(0.77)%
Ratio of net expenses to average net
assets	1.05%	1.02%	0.99%
Ratio of net investment income (loss) to
average net assets	(0.23)%	0.40%	(0.49)%
Portfolio turnover rate	72.56%	99.42%	122.05%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger SMid Cap Growth Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$10.64	$16.72	$19.32	$20.89	$16.72	$15.22
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.04)	(0.08)	(0.12)	(0.09)	(0.03)	(0.09)
Net realized and unrealized gain (loss)
on investments	1.42	(0.04)	0.09	1.53	4.92	1.59
Total from investment operations	1.38	(0.12)	(0.03)	1.44	4.89	1.50
Distributions from net realized gains	(1.23)	(5.96)	(2.57)	(3.01)	(0.72)	–
Net asset value, end of period	$10.79	$10.64	$16.72	$19.32	$20.89	$16.72
Total return(iii)	13.72%	(0.92)%	(0.31)%	7.68%	30.39%	9.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$69,200	$82,618	$159,061	$241,510	$294,846	$299,934
Ratio of gross expenses to average
net assets	1.35%	1.35%	1.30%	1.27%	1.29%	1.29%
Ratio of net expenses to average net
assets	1.35%	1.35%	1.30%	1.27%	1.29%	1.29%
Ratio of net investment income (loss) to
average net assets	(0.85)%	(0.69)%	(0.65)%	(0.45)%	(0.19)%	(0.54)%
Portfolio turnover rate	126.85%	164.36%	110.40%	91.59%	95.67%	81.09%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger SMid Cap Growth Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$8.32	$14.45	$17.16	$19.00	$15.39	$14.12
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.07)	(0.13)	(0.22)	(0.21)	(0.16)	(0.20)
Net realized and unrealized gain (loss)
on investments	1.09	(0.04)	0.08	1.38	4.49	1.47
Total from investment operations	1.02	(0.17)	(0.14)	1.17	4.33	1.27
Distributions from net realized gains	(1.23)	(5.96)	(2.57)	(3.01)	(0.72)	–
Net asset value, end of period	$8.11	$8.32	$14.45	$17.16	$19.00	$15.39
Total return(iii)	13.16%	(1.72)%	(1.09)%	6.92%	29.34%	9.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$28,159	$32,183	$54,768	$63,572	$68,161	$59,063
Ratio of gross expenses to average
net assets	2.17%	2.15%	2.07%	2.03%	2.06%	2.09%
Ratio of net expenses to average net
assets	2.17%	2.15%	2.07%	2.03%	2.06%	2.09%
Ratio of net investment income (loss) to
average net assets	(1.67)%	(1.49)%	(1.43)%	(1.21)%	(0.96)%	(1.33)%
Portfolio turnover rate	126.85%	164.36%	110.40%	91.59%	95.67%	81.09%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger SMid Cap Growth Fund			Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$10.84	$16.91	$19.54	$21.09	$16.88	$15.35
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.05)	(0.07)	(0.11)	(0.09)	(0.04)	(0.08)
Net realized and unrealized gain (loss)
on investments	1.45	(0.04)	0.05	1.55	4.97	1.61
Total from investment operations	1.40	(0.11)	(0.06)	1.46	4.93	1.53
Distributions from net realized gains	(1.23)	(5.96)	(2.57)	(3.01)	(0.72)	–
Net asset value, end of period	$11.01	$10.84	$16.91	$19.54	$21.09	$16.88
Total return(iii)	13.64%	(0.79)%	(0.48)%	7.70%	30.34%	10.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$17,290	$32,606	$70,677	$699,237	$692,445	$545,397
Ratio of gross expenses to average
net assets	1.42%	1.25%	1.31%	1.27%	1.31%	1.23%
Ratio of net expenses to average net
assets	1.42%	1.25%	1.31%	1.27%	1.31%	1.23%
Ratio of net investment income (loss) to
average net assets	(0.85)%	(0.58)%	(0.62)%	(0.45)%	(0.22)%	(0.45)%
Portfolio turnover rate	126.85%	164.36%	110.40%	91.59%	95.67%	81.09%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger SMid Cap Growth Fund			Class Z
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$11.04	$17.08	$19.63	$21.11	$16.84	$15.28
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.03)	(0.05)	(0.06)	(0.02)	0.02	(0.02)
Net realized and unrealized gain (loss)
on investments	1.48	(0.03)	0.08	1.55	4.97	1.58
Total from investment operations	1.45	(0.08)	0.02	1.53	4.99	1.56
Distributions from net realized gains	(1.23)	(5.96)	(2.57)	(3.01)	(0.72)	–
Net asset value, end of period	$11.26	$11.04	$17.08	$19.63	$21.11	$16.84
Total return(iii)	13.86%	(0.57)%	(0.02)%	8.07%	30.78%	10.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$35,000	$29,565	$134,051	$52,091	$67,852	$54,965
Ratio of gross expenses to average
net assets	1.06%	1.01%	0.99%	0.95%	0.96%	0.97%
Ratio of net expenses to average net
assets	1.06%	1.01%	0.99%	0.95%	0.96%	0.97%
Ratio of net investment income (loss) to
average net assets	(0.59)%	(0.40)%	(0.33)%	(0.13)%	0.13%	(0.14)%
Portfolio turnover rate	126.85%	164.36%	110.40%	91.59%	95.67%	81.09%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$6.15	$8.00	$8.96	$9.97	$7.79	$7.12
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.02)	(0.05)	(0.08)	(0.07)	(0.04)	(0.05)
Net realized and unrealized gain (loss)
on investments	1.15	(0.21)	0.11	0.19	2.53	0.72
Total from investment operations	1.13	(0.26)	0.03	0.12	2.49	0.67
Distributions from net realized gains	–	(1.59)	(0.99)	(1.13)	(0.31)	–
Net asset value, end of period	$7.28	$6.15	$8.00	$8.96	$9.97	$7.79
Total return(iii)	18.54%	(3.92)%	0.16%	1.30%	33.15%	9.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$92,965	$85,556	$115,594	$139,497	$175,214	$172,202
Ratio of gross expenses to average
net assets	1.36%	1.38%	1.35%	1.35%	1.38%	1.40%
Ratio of expense reimbursements to
average net assets	–	–	–	–	(0.02)%	–
Ratio of net expenses to average net
assets	1.36%	1.38%	1.35%	1.35%	1.36%	1.40%
Ratio of net investment income (loss) to
average net assets	(0.66)%	(0.79)%	(0.92)%	(0.81)%	(0.49)%	(0.71)%
Portfolio turnover rate	23.88%	55.25%	131.72%	88.98%	93.97%	72.59%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund			Class B
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$4.73	$6.57	$7.59	$8.67	$6.86	$6.27
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.04)	(0.08)	(0.12)	(0.12)	(0.09)	(0.10)
Net realized and unrealized gain (loss)
on investments	0.90	(0.17)	0.09	0.17	2.21	0.69
Total from investment operations	0.86	(0.25)	(0.03)	0.05	2.12	0.59
Distributions from net realized gains	–	(1.59)	(0.99)	(1.13)	(0.31)	–
Net asset value, end of period	$5.59	$4.73	$6.57	$7.59	$8.67	$6.86
Total return(iii)	18.18%	(4.80)%	(0.55)%	0.61%	32.21%	9.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$5,193	$4,998	$6,564	$8,874	$13,626	$13,389
Ratio of gross expenses to average
net assets	2.12%	2.18%	2.16%	2.11%	2.13%	2.16%
Ratio of expense reimbursements to
average net assets	–	–	–	–	(0.02)%	–
Ratio of net expenses to average net
assets	2.12%	2.18%	2.16%	2.11%	2.11%	2.16%
Ratio of net investment income (loss) to
average net assets	(1.41)%	(1.59)%	(1.73)%	(1.56)%	(1.24)%	(1.47)%
Portfolio turnover rate	23.88%	55.25%	131.72%	88.98%	93.97%	72.59%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$4.59	$6.42	$7.44	$8.52	$6.76	$6.27
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.04)	(0.08)	(0.12)	(0.12)	(0.10)	(0.10)
Net realized and unrealized gain (loss)
on investments	0.87	(0.16)	0.09	0.17	2.17	0.59
Total from investment operations	0.83	(0.24)	(0.03)	0.05	2.07	0.49
Distributions from net realized gains	–	(1.59)	(0.99)	(1.13)	(0.31)	–
Net asset value, end of period	$5.42	$4.59	$6.42	$7.44	$8.52	$6.76
Total return(iii)	18.08%	(4.79)%	(0.70)%	0.61%	31.94%	7.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$8,591	$8,708	$13,724	$16,119	$19,461	$17,091
Ratio of gross expenses to average
net assets	2.20%	2.22%	2.16%	2.15%	2.18%	2.19%
Ratio of expense reimbursements to
average net assets	–	–	–	–	(0.02)%	–
Ratio of net expenses to average net
assets	2.20%	2.22%	2.16%	2.15%	2.16%	2.19%
Ratio of net investment income (loss) to
average net assets	(1.49)%	(1.64)%	(1.73)%	(1.61)%	(1.31)%	(1.50)%
Portfolio turnover rate	23.88%	55.25%	131.72%	88.98%	93.97%	72.59%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund			Class Z
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$6.27	$8.10	$9.04	$10.01	$7.79	$7.14
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.01)	(0.03)	(0.05)	(0.04)	(0.02)	(0.02)
Net realized and unrealized gain (loss)
on investments	1.18	(0.21)	0.10	0.20	2.55	0.67
Total from investment operations	1.17	(0.24)	0.05	0.16	2.53	0.65
Distributions from net realized gains	–	(1.59)	(0.99)	(1.13)	(0.31)	–
Net asset value, end of period	$7.44	$6.27	$8.10	$9.04	$10.01	$7.79
Total return(iii)	18.66%	(3.55)%	0.52%	1.73%	33.67%	9.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$22,636	$21,357	$22,002	$64,684	$79,723	$29,264
Ratio of gross expenses to average
net assets	1.05%	1.06%	1.04%	1.03%	1.05%	1.04%
Ratio of expense reimbursements to
average net assets	(0.06)%	(0.07)%	(0.05)%	(0.04)%	(0.06)%	(0.05)%
Ratio of net expenses to average net
assets	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to
average net assets	(0.29)%	(0.41)%	(0.55)%	(0.45)%	(0.18)%	(0.28)%
Portfolio turnover rate	23.88%	55.25%	131.72%	88.98%	93.97%	72.59%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$11.16	$10.95	$11.52	$12.98	$10.88	$10.82
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.04)	(0.09)	(0.14)	(0.11)	(0.08)	(0.09)
Net realized and unrealized gain on
investments	1.77	0.30	0.55	0.60	3.55	1.03
Total from investment operations	1.73	0.21	0.41	0.49	3.47	0.94
Distributions from net realized gains	–	–	(0.98)	(1.95)	(1.37)	(0.88)
Net asset value, end of period	$12.89	$11.16	$10.95	$11.52	$12.98	$10.88
Total return(iii)	15.41%	1.92%	3.78%	4.23%	36.03%	9.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$46,234	$23,653	$14,480	$7,241	$7,563	$6,464
Ratio of gross expenses to average
net assets	1.20%	1.36%	1.82%	2.22%	2.45%	2.60%
Ratio of expense reimbursements to
average net assets	–	(0.11)%	(0.22)%	(0.62)%	(0.85)%	(1.04)%
Ratio of net expenses to average net
assets	1.20%	1.25%	1.60%	1.60%	1.60%	1.56%
Ratio of net investment income (loss) to
average net assets	(0.73)%	(0.84)%	(1.24)%	(0.95)%	(0.69)%	(0.86)%
Portfolio turnover rate	40.49%	75.50%	162.44%	91.91%	92.82%	63.81%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$10.25	$10.12	$10.79	$12.34	$10.48	$10.52
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.08)	(0.15)	(0.20)	(0.17)	(0.15)	(0.16)
Net realized and unrealized gain on
investments	1.62	0.28	0.51	0.57	3.38	1.00
Total from investment operations	1.54	0.13	0.31	0.40	3.23	0.84
Distributions from net realized gains	–	–	(0.98)	(1.95)	(1.37)	(0.88)
Net asset value, end of period	$11.79	$10.25	$10.12	$10.79	$12.34	$10.48
Total return(iii)	14.93%	1.28%	3.06%	3.65%	35.00%	8.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$33,251	$15,928	$8,020	$2,612	$2,636	$1,956
Ratio of gross expenses to average
net assets	1.95%	2.12%	2.53%	2.99%	3.23%	3.33%
Ratio of expense reimbursements to
average net assets	–	(0.13)%	(0.28)%	(0.74)%	(0.98)%	(1.08)%
Ratio of net expenses to average net
assets	1.95%	1.99%	2.25%	2.25%	2.25%	2.25%
Ratio of net investment income (loss) to
average net assets	(1.48)%	(1.57)%	(1.91)%	(1.60)%	(1.34)%	(1.54)%
Portfolio turnover rate	40.49%	75.50%	162.44%	91.91%	92.82%	63.81%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund			Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$11.44	$11.22	$11.75	$13.17	$11.00	$10.90
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.04)	(0.09)	(0.12)	(0.08)	(0.05)	(0.07)
Net realized and unrealized gain on
investments	1.81	0.31	0.57	0.61	3.59	1.05
Total from investment operations	1.77	0.22	0.45	0.53	3.54	0.98
Distributions from net realized gains	–	–	(0.98)	(1.95)	(1.37)	(0.88)
Net asset value, end of period	$13.21	$11.44	$11.22	$11.75	$13.17	$11.00
Total return(iii)	15.47%	1.96%	4.07%	4.50%	36.31%	9.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$87,067	$75,648	$40,924	$2,359	$2,034	$1,349
Ratio of gross expenses to average
net assets	1.19%	1.32%	1.56%	2.19%	2.43%	3.20%
Ratio of expense reimbursements to
average net assets	–	(0.09)%	(0.21)%	(0.84)%	(1.08)%	(1.89)%
Ratio of net expenses to average net
assets	1.19%	1.23%	1.35%	1.35%	1.35%	1.31%
Ratio of net investment income (loss) to
average net assets	(0.64)%	(0.81)%	(1.07)%	(0.70)%	(0.46)%	(0.62)%
Portfolio turnover rate	40.49%	75.50%	162.44%	91.91%	92.82%	63.81%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class Y
From 2/28/2017
(commencement
of operations) to
4/30/2017 (i)
Net asset value, beginning of period	$12.93
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.02)
Net realized and unrealized gain on
investments	0.41
Total from investment operations	0.39
Net asset value, end of period	$13.32
Total return(iii)	3.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$10
Ratio of gross expenses to average
net assets	120.25%
Ratio of expense reimbursements to
average net assets	(119.35)%
Ratio of net expenses to average net
assets	0.90%
Ratio of net investment income (loss) to
average net assets	(0.75)%
Portfolio turnover rate	40.49%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the six months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund			Class Z
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$11.53	$11.28	$11.77	$13.16	$10.97	$10.85
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.03)	(0.07)	(0.08)	(0.05)	(0.02)	(0.04)
Net realized and unrealized gain on
investments	1.82	0.32	0.57	0.61	3.58	1.04
Total from investment operations	1.79	0.25	0.49	0.56	3.56	1.00
Distributions from net realized gains	–	–	(0.98)	(1.95)	(1.37)	(0.88)
Net asset value, end of period	$13.32	$11.53	$11.28	$11.77	$13.16	$10.97
Total return(iii)	15.52%	2.22%	4.43%	4.78%	36.61%	10.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$190,767	$68,253	$17,109	$3,368	$3,202	$2,426
Ratio of gross expenses to average
net assets	0.90%	1.01%	1.56%	2.11%	2.38%	2.69%
Ratio of expense reimbursements to
average net assets	–	–	(0.55)%	(1.01)%	(1.28)%	(1.59)%
Ratio of net expenses to average net
assets	0.90%	1.01%	1.01%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to
average net assets	(0.46)%	(0.58)%	(0.68)%	(0.45)%	(0.20)%	(0.38)%
Portfolio turnover rate	40.49%	75.50%	162.44%	91.91%	92.82%	63.81%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$16.01	$21.94	$26.96	$25.35	$21.75	$19.34
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.08)	(0.15)	(0.25)	(0.14)	(0.05)	0.02
Net realized and unrealized gain (loss)
on investments	6.20	(2.39)	0.82	5.89	6.11	2.39
Total from investment operations	6.12	(2.54)	0.57	5.75	6.06	2.41
Dividends from net investment income	–	–	(0.16)	–	(0.01)	–
Distributions from net realized gains	–	(3.39)	(5.43)	(4.14)	(2.45)	–
Net asset value, end of period	$22.13	$16.01	$21.94	$26.96	$25.35	$21.75
Total return(iii)	38.23%	(14.06)%	1.72%	26.29%	30.81%	12.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$82,193	$68,686	$122,814	$139,306	$129,870	$120,490
Ratio of gross expenses to average
net assets	1.39%	1.41%	1.31%	1.31%	1.35%	1.37%
Ratio of net expenses to average net
assets	1.39%	1.41%	1.31%	1.31%	1.35%	1.37%
Ratio of net investment income (loss) to
average net assets	(0.79)%	(0.87)%	(1.05)%	(0.59)%	(0.21)%	0.11%
Portfolio turnover rate	55.04%	93.49%	133.92%	167.94%	115.08%	110.37%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$12.98	$18.53	$23.60	$22.83	$19.95	$17.88
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.12)	(0.24)	(0.37)	(0.29)	(0.20)	(0.13)
Net realized and unrealized gain (loss)
on investments	5.01	(1.92)	0.73	5.20	5.53	2.20
Total from investment operations	4.89	(2.16)	0.36	4.91	5.33	2.07
Dividends from net investment income	–	–	–(iii)	–	–	–
Distributions from net realized gains	–	(3.39)	(5.43)	(4.14)	(2.45)	–
Net asset value, end of period	$17.87	$12.98	$18.53	$23.60	$22.83	$19.95
Total return(iv)	37.67%	(14.70)%	0.95%	25.37%	29.81%	11.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$33,014	$28,242	$53,487	$60,628	$56,717	$50,049
Ratio of gross expenses to average
net assets	2.18%	2.18%	2.08%	2.06%	2.10%	2.14%
Ratio of net expenses to average net
assets	2.18%	2.18%	2.08%	2.06%	2.10%	2.14%
Ratio of net investment income (loss) to
average net assets	(1.58)%	(1.65)%	(1.81)%	(1.34)%	(0.98)%	(0.67)%
Portfolio turnover rate	55.04%	93.49%	133.92%	167.94%	115.08%	110.37%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount was less than $0.005 per share.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund		Class Z
			From 5/28/2015
	Six months ended	Year ended	(commencement of operations) to
	4/30/2017 (i)	10/31/2016	10/31/2015 (ii)
Net asset value, beginning of period	$15.92	$21.76	$25.03
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(iii)	(0.04)	(0.08)	(0.05)
Net realized and unrealized gain (loss)
on investments	6.16	(2.37)	(3.22)
Total from investment operations	6.12	(2.45)	(3.27)
Distributions from net realized gains	–	(3.39)	–
Net asset value, end of period	$22.04	$15.92	$21.76
Total return(iv)	38.44%	(13.63)%	(13.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$13,113	$4,980	$6,517
Ratio of gross expenses to average
net assets	1.15%	1.16%	1.36%
Ratio of expense reimbursements to
average net assets	(0.16)%	(0.17)%	(0.28)%
Ratio of net expenses to average net
assets	0.99%	0.99%	1.08%
Ratio of net investment income (loss) to
average net assets	(0.40)%	(0.45)%	(0.47)%
Portfolio turnover rate	55.04%	93.49%	133.92%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$32.66	$33.37	$33.56	$29.63	$24.43	$21.74
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.30	0.59	0.59	0.63	0.56	0.44
Net realized and unrealized gain on
investments	4.37	0.24	0.81	3.92	5.11	2.60
Total from investment operations	4.67	0.83	1.40	4.55	5.67	3.04
Dividends from net investment income	(0.28)	(0.50)	(0.51)	(0.62)	(0.47)	(0.35)
Distributions from net realized gains	(0.01)	(1.04)	(1.08)	–	–	–
Net asset value, end of period	$37.04	$32.66	$33.37	$33.56	$29.63	$24.43
Total return(iii)	14.35%	2.62%	4.26%	15.53%	23.45%	14.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$70,488	$64,123	$70,933	$73,674	$80,832	$73,050
Ratio of gross expenses to average
net assets	1.17%	1.14%	1.15%	1.18%	1.19%	1.25%
Ratio of net expenses to average net
assets	1.17%	1.14%	1.15%	1.18%	1.19%	1.25%
Ratio of net investment income (loss) to
average net assets	1.68%	1.85%	1.76%	2.00%	2.07%	1.87%
Portfolio turnover rate	2.77%	5.36%	15.83%	21.20%	29.27%	45.36%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$32.23	$32.95	$33.18	$29.33	$24.22	$21.54
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.16	0.35	0.33	0.38	0.34	0.26
Net realized and unrealized gain on
investments	4.32	0.24	0.80	3.89	5.08	2.58
Total from investment operations	4.48	0.59	1.13	4.27	5.42	2.84
Dividends from net investment income	(0.16)	(0.27)	(0.28)	(0.42)	(0.31)	(0.16)
Distributions from net realized gains	(0.01)	(1.04)	(1.08)	–	–	–
Net asset value, end of period	$36.54	$32.23	$32.95	$33.18	$29.33	$24.22
Total return(iii)	13.92%	1.87%	3.47%	14.65%	22.53%	13.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$23,509	$20,790	$21,156	$19,999	$17,173	$13,121
Ratio of gross expenses to average
net assets	1.92%	1.88%	1.90%	1.93%	1.96%	2.01%
Ratio of net expenses to average net
assets	1.92%	1.88%	1.90%	1.93%	1.96%	2.01%
Ratio of net investment income (loss) to
average net assets	0.93%	1.09%	0.99%	1.22%	1.27%	1.11%
Portfolio turnover rate	2.77%	5.36%	15.83%	21.20%	29.27%	45.36%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund			Class Z
						From 3/1/2012
	Six months ended	Year ended	Year ended	Year ended	Year ended	(commencement of operations) to
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012 (ii)
Net asset value, beginning of period	$32.69	$33.39	$33.57	$29.64	$24.43	$23.83
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(iii)	0.34	0.67	0.66	0.63	0.59	0.34
Net realized and unrealized gain on
investments	4.37	0.26	0.82	4.00	5.14	0.59
Total from investment operations	4.71	0.93	1.48	4.63	5.73	0.93
Dividends from net investment income	(0.33)	(0.59)	(0.58)	(0.70)	(0.52)	(0.33)
Distributions from net realized gains	(0.01)	(1.04)	(1.08)	–	–	–
Net asset value, end of period	$37.06	$32.69	$33.39	$33.57	$29.64	$24.43
Total return(iv)	14.47%	2.91%	4.53%	15.78%	23.74%	3.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$15,337	$11,422	$8,752	$8,441	$2,306	$1,087
Ratio of gross expenses to average
net assets	0.89%	0.87%	0.91%	1.05%	1.36%	2.92%
Ratio of expense reimbursements to
average net assets	–	–	–	(0.10)%	(0.41)%	(1.97)%
Ratio of net expenses to average net
assets	0.89%	0.87%	0.91%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to
average net assets	1.93%	2.09%	1.99%	1.98%	2.18%	2.14%
Portfolio turnover rate	2.77%	5.36%	15.83%	21.20%	29.27%	45.36%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:
The Alger Funds (the “Trust”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The
Trust qualifies as an investment company as defined in Financial Accounting Standards
Board Accounting Standards Codification 946-Financial Services – Investment Companies.
The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in eight funds — Alger Capital Appreciation Fund, Alger International
Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small
Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund and Alger
Growth & Income Fund (collectively, the “Funds” or individually, each a “Fund”). Alger
Capital Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund,
Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund
and Alger Health Sciences Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. Alger Growth & Income Fund also normally invests primarily in equity securities but has an investment objective of both capital appreciation and current income.

Each Fund offers one or more of the following share classes: Class A, B, C, I, Y and Z.
Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class
A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class I, Y and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expense other than a Class Expense
(not including advisory or custodial fees or other expenses related to the management of the Fund’s assets) to a share class.

Alger Small Cap Focus Fund started offering Class Y shares on February 28, 2017. The
Class B Shares of each of Alger SMid Cap Growth Fund and Alger Health Sciences Fund
were converted into Class A Shares of the relevant Fund on November 29, 2016.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of
Trustees (“Board”). Investments are valued on each day the New York Stock Exchange (the
“NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).
Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The industry classifications of the Funds’ investments, as presented in the accompanying
Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the
Funds’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, with the primary source being Global Industry Classification Standard (GICS).

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment manager, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the
Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment adviser. The
Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’
pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash, overnight time deposits and money market funds.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statements of Operations.

(e) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Funds may also purchase put and call options. Each Fund pays a premium which is included in the Fund’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Funds. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.
Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan.
(g) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-
dividend date. The Funds declare and pay dividends from net investment income annually except that Alger Growth & Income Fund declares and pays such dividends quarterly. With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, foreign currency transactions and premium/discount of debt securities. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Funds’ tax returns remains open for the tax years 2013-2016.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger
Management” or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2017, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital
Appreciation
Fund(a)	0.810%	0.650%	0.600%	0.550%	0.450%	0.778%
Alger International
Growth Fund(b)	0.710	0.600	—	—	—	0.710
Alger Mid Cap
Growth Fund(b)	0.760	0.700	—	—	—	0.760
Alger SMid Cap
Growth Fund(b)	0.810	0.750	—	—	—	0.810
Alger Small Cap
Growth Fund(b)	0.810	0.750	—	—	—	0.810
Alger Small Cap
Focus Fund(d)	0.750	—	—	—	—	0.750
Alger Health
Sciences Fund(c)	0.810	0.650	—	—	—	0.810
Alger Growth &
Income Fund(b)	0.585	0.550	—	—	—	0.585

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and
$3 billion, Tier 3 rate is paid on assets between $3 and $4 billion, Tier 4 rate is paid on assets between $4 and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of
$1 billion.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(c) Tier 1 rate is paid on assets up to $500 million and Tier 2 rate is paid on assets in excess of $500 million.

(d) Tier 1 is based on all assets.

Alger Management has established expense caps for several share classes, effective through
February 28, 2018, whereby it reimburses the share classes if annualized operating expenses
(excluding interest, taxes, brokerage, dividend expense and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

							FEES WAIVED /
							REIMBURSED FOR
							THE SIX MONTHS
				CLASS			ENDED
	A	B	C	I	Y	Z	APRIL 30, 2017
Alger International Growth Fund	–	–	–	1.15%	–	0.89%	$29,174
Alger Mid Cap Growth Fund	–	–	–	–	–	1.05	1,451
Alger Small Cap Growth Fund	–	–	–	–	–	0.99	7,130
Alger Small Cap Focus Fund	1.20%	–	1.95%	1.20	0.90%	1.10	2,430
Alger Health Sciences Fund	–	–	–	–	–	0.99	7,210

Fred Alger Management Inc. may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s
Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.
(c) Distribution Fees:
Class A Shares: The Trust has adopted a Plan of Distribution pursuant to which each Fund pays Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or
“Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class A shares and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.

Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund issuing such shares reimburse Alger Inc.
for costs and expenses incurred by Alger Inc. in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger Inc. relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of April 30, 2017, such excess carried forward was $xxxx, $xxxx, $xxxx, $xxxx, $xxxx and $xxxx, for Class B shares of Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Mid
Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund and

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Health Sciences Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(d) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pay Alger Inc. a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class C shares and shareholder servicing.
The fees paid may be more or less than the expenses incurred by Alger Inc.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of Alger International Growth Fund, Alger SMid Cap Growth Fund and Alger Small Cap
Focus Fund each pay Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Class I shares and shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger Inc.

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2017, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger
Inc., were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Capital Appreciation Fund	$5,600	$38,567
Alger International Growth Fund	2,873	4,357
Alger Mid Cap Growth Fund	1,220	9,524
Alger SMid Cap Growth Fund	594	929
Alger Small Cap Growth Fund	1,080	9,283
Alger Small Cap Focus Fund	11	6,291
Alger Health Sciences Fund	761	995
Alger Growth & Income Fund	1,619	369

(e) Brokerage Commissions: During the six months ended April 30, 2017, Alger Capital
Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger
SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund,
Alger Health Sciences Fund and Alger Growth & Income Fund paid Alger Inc. commissions of $185,558, $3,350, $27,667, $52,035, $6,848, $50,064, $9,769 and $2,023 respectively, in connection with securities transactions.
(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B and

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Class C shares and 0.01% of their respective average daily net assets of the Class I and Class
Z shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate
Fund, subject to certain limitations, as approved by the Board. For the six months ended
April 30, 2017, Alger Management charged back to Alger Capital Appreciation Fund, Alger
International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund,
Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund
and Alger Growth & Income Fund, $563,659, $37,028, $40,811, $80,557, $25,246, $26,792,
$42,363 and $19,927, respectively, for these services, which are included in transfer agent fees and expenses in the accompanying Statements of Operations.

(g) Trustees’ Fees: Effective March 1, 2016, each Independent Trustee receives a fee of
$27,250 for each board meeting attended, to a maximum of $109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional
Funds, The Alger Funds II, The Alger Portfolios and Alger Global Fund, each of which is a registered investment company managed by Fred Alger Management, Inc. The Independent
Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $2,500 for each Audit Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the
Alger Fund Complex
(h) Interfund Trades: The Funds engage in purchase and sale transactions with other funds advised by Alger Management. For the six months ended April 30, 2017, these purchases and sales were as follows:

	Purchases	Sales	Realized loss
Alger SMid Cap Growth
Fund	$–	$13,470,504	$2,783,090
Alger Small Cap Growth
Fund	2,687,146	–	–
Alger Small Cap Focus Fund	1,185,122	–	–

(i) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes with the exception of the International Growth Fund which can only borrow for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed
10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. As of April 30, 2017, Alger International

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Growth Fund borrowed $504,071, including interest, from Alger Small Cap Focus Fund at a rate of 1.71%, which was callable within seven calendar days.
During the six months ended April 30, 2017, Alger Capital Appreciation Fund, Alger
International Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund and
Alger Health Sciences Fund incurred interfund loan interest expense of $317, $145, $2,021,
$36 and $770, respectively and Alger Capital Appreciation Fund, Alger SMid Cap Growth
Fund and Alger Small Cap Focus Fund earned interfund loan interest income of $7,956,
$413 and $71 respectively.

(j) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At April 30, 2017, Alger Management and its
affiliated entities owned the following shares:

		SHARE CLASS
	A	C	I	Y	Z
Alger Capital Appreciation Fund	62,200	—	—	—	24,398
Alger International Growth Fund	—	—	7,454	—	111,246
Alger Mid Cap Growth Fund	—	—	—	—	85,681
Alger SMid Cap Growth Fund	158,916	96,218	—	—	77,335
Alger Small Cap Growth Fund	62,507	—	—	—	78,354
Alger Small Cap Focus Fund	—	—	—	773	286,570
Alger Health Sciences Fund	—	—	—	—	4,712
Alger Growth & Income Fund	—	—	—	—	29,074

NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Trust, other than U.S.
Government securities, short-term securities, purchased options and short sales, for the six months ended April 30, 2017:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$1,047,561,346	$1,092,873,411
Alger International Growth Fund	128,182,296	145,604,121
Alger Mid Cap Growth Fund	113,646,796	113,595,280
Alger SMid Cap Growth Fund	198,895,992	254,689,892
Alger Small Cap Growth Fund	29,659,280	35,964,352
Alger Small Cap Focus Fund	228,594,977	104,180,066
Alger Health Sciences Fund	64,790,953	62,523,551
Alger Growth & Income Fund	2,815,470	3,692,291

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

The following table summarizes the Fund’s securities lending agreements by counterparty which are subject to rights of offset as of April 30, 2017.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Growth & Income Fund
Fair Value
	Securities	Cash	on Non-
	Loaned at	Collateral	Cash Collateral	Net
Counterparty	Value	Received(a)	Received	Amount(b)

J.P. Morgan Securities LLC	$275,633	$275,633	—	—

(a) Collateral with a value of $282,575 has been received in connection with securities lending agreements.

(b) The Market value of loaned securities is determined as of April 30, 2017. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

NOTE 5 — Borrowing:
The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the six months ended April 30, 2017, the Funds had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Capital Appreciation Fund	$20,700	1.54%
Alger International Growth Fund	12,351	1.78
Alger Mid Cap Growth Fund	1,555	2.26
Alger SMid Cap Growth Fund	154,385	1.54
Alger Small Cap Growth Fund	4,198	1.85
Alger Health Sciences Fund	66,101	1.76

The highest amount borrowed during the six months ended April 30, 2017, for each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Fund	$3,880,377
Alger International Growth Fund	1,152,871
Alger Mid Cap Growth Fund	6,379
Alger SMid Cap Growth Fund	6,556,518
Alger Small Cap Growth Fund	873,057
Alger Health Sciences Fund	1,540,000

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 6 — Share Capital:
(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into eight series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	5,649,672	$120,043,999	15,687,296	$312,919,378
Shares converted from Class B	61,282	1,291,053	138,345	2,805,840
Shares converted from Class C	1,302	26,374	1,881	36,969
Dividends reinvested	449,205	9,145,829	5,111,190	104,063,825
Shares redeemed	(12,238,577)	(259,679,748)	(26,172,211)	(521,208,293)
Net decrease	(6,077,116)	$(129,172,493)	(5,233,499)	$ (101,382,281)
Class B:
Shares sold	21,616	$372,276	71,059	$1,160,531
Shares converted to Class A	(75,718)	(1,291,053)	(168,903)	(2,805,840)
Dividends reinvested	9,352	154,115	114,399	1,904,747
Shares redeemed	(124,548)	(2,139,439)	(336,950)	(5,485,346)
Net decrease	(169,298)	$(2,904,101)	(320,395)	$(5,225,908)
Class C:
Shares sold	853,832	$14,605,414	4,518,897	$73,901,380
Shares converted to Class A	(1,601)	(26,374)	(2,296)	(36,969)
Dividends reinvested	134,686	2,230,392	1,219,048	20,382,484
Shares redeemed	(3,676,211)	(63,171,037)	(4,114,364)	(67,196,998)
Net increase (decrease)	(2,689,294)	$(46,361,605)	1,621,285	$27,049,897
Class Z:
Shares sold	7,952,885	$173,513,389	12,133,141	$247,827,394
Dividends reinvested	274,934	5,707,638	2,060,384	42,629,342
Shares redeemed	(4,547,349)	(98,419,050)	(6,268,239)	(126,650,061)
Net increase	3,680,470	$80,801,977	7,925,286	$163,806,675

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger International Growth Fund
Class A:
Shares sold	204,115	$2,985,882	428,060	$6,288,824
Shares converted from Class B	30,045	440,565	57,050	839,382
Shares converted from Class C	—	—	404	5,744
Dividends reinvested	109,870	1,565,668	3,042	46,449
Shares redeemed	(760,907)	(11,109,295)	(1,938,462)	(28,772,583)
Net decrease	(416,877)	$(6,117,180)	(1,449,906)	$(21,592,184)
Class B:
Shares sold	12,457	$159,506	27,149	$347,798
Shares converted to Class A	(34,280)	(440,565)	(64,930)	(839,382)
Dividends reinvested	20,616	258,111	—	—
Shares redeemed	(191,754)	(2,451,199)	(287,366)	(3,725,605)
Net decrease	(192,961)	$(2,474,147)	(325,147)	$(4,217,189)
Class C:
Shares sold	22,615	$282,598	153,803	$1,968,937
Shares converted to Class A	—	—	(472)	(5,744)
Dividends reinvested	8,801	107,543	16,873	221,367
Shares redeemed	(237,968)	(2,979,546)	(548,419)	(6,850,872)
Net decrease	(206,552)	$(2,589,405)	(378,215)	$(4,666,312)
Class I:
Shares sold	86,746	$1,275,804	863,053	$12,503,069
Dividends reinvested	13,354	189,629	3,430	52,174
Shares redeemed	(619,226)	(8,991,590)	(819,147)	(11,862,325)
Net increase (decrease)	(519,126)	$(7,526,157)	47,336	$692,918
Class Z:
Shares sold	428,804	$6,283,312	1,891,889	$28,235,200
Dividends reinvested	17,752	254,748	5,881	90,447
Shares redeemed	(477,451)	(7,058,237)	(1,873,345)	(27,171,454)
Net increase (decrease)	(30,895)	$(520,177)	24,425	$1,154,193

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Fund
Class A:
Shares sold	510,807	$5,789,791	1,084,526	$10,979,693
Shares converted from Class B	91,626	999,221	121,289	1,246,159
Shares redeemed	(875,120)	(9,723,415)	(2,629,068)	(26,789,155)
Net decrease	(272,687)	$(2,934,403)	(1,423,253)	$(14,563,303)
Class B:
Shares sold	31,215	$279,266	46,923	$386,839
Shares converted to Class A	(113,602)	(999,221)	(149,628)	(1,246,159)
Shares redeemed	(269,922)	(2,391,991)	(606,867)	(4,950,680)
Net decrease	(352,309)	$(3,111,946)	(709,572)	$(5,810,000)
Class C:
Shares sold	66,648	$586,323	326,217	$2,736,652
Shares redeemed	(358,257)	(3,179,331)	(808,642)	(6,618,592)
Net decrease	(291,609)	$(2,593,008)	(482,425)	$(3,881,940)
Class Z:
Shares sold	149,376	$1,706,237	574,450	$6,081,886
Shares redeemed	(101,891)	(1,139,769)	(67,553)	(687,964)
Net increase	47,485	$566,468	506,897	$5,393,922

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger SMid Cap Growth Fund
Class A:
Shares sold	659,326	$7,081,382	1,457,730	$16,428,330
Shares converted from Class B	57,142	646,985	39,432	431,408
Dividends reinvested	808,239	8,163,213	4,172,831	44,649,289
Shares redeemed	(2,876,814)	(30,671,808)	(7,414,974)	(86,285,320)
Net decrease	(1,352,107)	$(14,780,228)	(1,744,981)	$(24,776,293)
Class B:
Shares sold	—	$—	15,952	$133,355
Shares converted to Class A	(73,902)	(646,985)	(50,211)	(431,408)
Dividends reinvested	—	—	165,010	1,379,484
Shares redeemed	(125,390)	(1,102,917)	(220,953)	(1,948,264)
Net decrease	(199,292)	$(1,749,902)	(90,202)	$(866,833)
Class C:
Shares sold	166,478	$1,284,421	642,040	$5,413,882
Dividends reinvested	452,082	3,444,868	1,957,334	16,500,322
Shares redeemed	(1,018,042)	(8,252,809)	(2,519,607)	(22,328,867)
Net increase (decrease)	(399,482)	$(3,523,520)	79,767	$(414,663)
Class I:
Shares sold	531,557	$6,081,190	392,587	$4,352,261
Dividends reinvested	218,352	2,251,213	1,747,857	19,016,684
Shares redeemed	(2,188,412)	(24,748,017)	(3,310,494)	(40,572,658)
Net decrease	(1,438,503)	$(16,415,614)	(1,170,050)	$(17,203,713)
Class Z:
Shares sold	2,051,435	$23,890,857	3,415,585	$45,335,807
Dividends reinvested	263,184	2,771,328	4,220,629	46,722,362
Shares redeemed	(1,884,324)	(21,223,735)	(12,804,443)	(142,417,710)
Net increase (decrease)	430,295	$5,438,450	(5,168,229)	$(50,359,541)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	247,978	$1,708,999	727,901	$4,433,041
Shares converted from Class B	45,477	313,258	89,271	556,042
Dividends reinvested	100	636	3,299,670	20,986,414
Shares redeemed	(1,453,499)	(9,942,142)	(4,640,378)	(28,936,820)
Net decrease	(1,159,944)	$(7,919,249)	(523,536)	$(2,961,323)
Class B:
Shares sold	17,378	$91,833	25,632	$122,745
Shares converted to Class A	(59,170)	(313,258)	(114,838)	(556,042)
Dividends reinvested	168	829	310,086	1,528,725
Shares redeemed	(85,489)	(447,572)	(163,578)	(801,673)
Net increase (decrease)	(127,113)	$(668,168)	57,302	$293,755
Class C:
Shares sold	58,732	$305,893	220,860	$1,051,271
Dividends reinvested	—	—	549,988	2,634,442
Shares redeemed	(370,178)	(1,884,884)	(1,010,403)	(4,699,299)
Net decrease	(311,446)	$(1,578,991)	(239,555)	$(1,013,586)
Class Z:
Shares sold	327,577	$2,292,209	983,036	$6,487,482
Dividends reinvested	—	—	587,321	3,794,092
Shares redeemed	(693,870)	(4,815,119)	(877,811)	(5,216,824)
Net increase (decrease)	(366,293)	$(2,522,910)	692,546	$5,064,750

Alger Small Cap Focus Fund
Class A:
Shares sold	2,126,077	$26,053,173	1,580,972	$17,237,961
Shares redeemed	(657,153)	(7,988,099)	(784,484)	(8,280,213)
Net increase	1,468,924	$18,065,074	796,488	$8,957,748
Class C:
Shares sold	1,458,389	$16,378,227	1,016,020	$10,265,323
Shares redeemed	(191,470)	(2,131,791)	(253,728)	(2,496,236)
Net increase	1,266,919	$14,246,436	762,292	$7,769,087
Class I:
Shares sold	3,360,353	$42,588,636	4,555,749	$50,270,692
Shares redeemed	(3,379,755)	(42,228,522)	(1,592,057)	(17,504,534)
Net increase (decrease)	(19,402)	$360,114	2,963,692	$32,766,158
Class Y:
Shares sold	773	$10,000	—	$—
Net increase	773	$10,000	—	$—
Class Z:
Shares sold	9,611,179	$121,924,386	5,872,255	$65,862,734
Shares redeemed	(1,216,597)	(15,587,714)	(1,467,281)	(14,974,056)
Net increase	8,394,582	$106,336,672	4,404,974	$50,888,678

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	436,838	$8,704,194	570,670	$9,965,192
Shares converted from Class B	49,479	832,610	39,317	680,424
Shares converted from Class C	—	—	6,096	113,325
Dividends reinvested	—	—	812,450	15,501,550
Shares redeemed	(1,061,732)	(19,529,626)	(2,736,188)	(48,136,846)
Net decrease	(575,415)	$(9,992,822)	(1,307,655)	$(21,876,355)
Class B:
Shares sold	—	$—	11,426	$176,984
Shares converted to Class A	(61,433)	(832,610)	(48,364)	(680,424)
Dividends reinvested	—	—	48,679	754,035
Shares redeemed	(89,753)	(1,217,246)	(174,636)	(2,547,527)
Net decrease	(151,186)	$(2,049,856)	(162,895)	$(2,296,932)
Class C:
Shares sold	49,676	$818,815	230,392	$3,501,663
Shares converted to Class A	—	—	(7,475)	(113,325)
Dividends reinvested	—	—	423,918	6,600,406
Shares redeemed	(378,003)	(5,637,677)	(1,356,871)	(19,230,756)
Net decrease	(328,327)	$(4,818,862)	(710,036)	$(9,242,011)
Class Z:
Shares sold	522,067	$10,196,458	311,511	$6,202,443
Dividends reinvested	—	—	51,369	970,367
Shares redeemed	(240,109)	(4,570,470)	(349,534)	(5,915,064)
Net increase	281,958	$5,625,988	13,346	$1,257,746

Alger Growth & Income Fund
Class A:
Shares sold	191,561	$6,697,515	238,516	$7,617,466
Shares converted from Class C	52	1,711	98	3,268
Dividends reinvested	14,001	495,173	84,971	2,728,977
Shares redeemed	(265,543)	(9,296,860)	(486,173)	(15,621,571)
Net decrease	(59,929)	$(2,102,461)	(162,588)	$(5,271,860)
Class C:
Shares sold	62,314	$2,148,675	153,477	$4,821,344
Shares converted to Class A	(53)	(1,711)	(99)	(3,268)
Dividends reinvested	2,646	92,153	22,681	720,305
Shares redeemed	(66,482)	(2,320,985)	(173,058)	(5,502,100)
Net increase (decrease)	(1,575)	$(81,868)	3,001	$36,281
Class Z:
Shares sold	163,634	$5,715,329	261,707	$8,515,819
Dividends reinvested	2,645	93,669	12,088	388,529
Shares redeemed	(101,915)	(3,620,579)	(186,481)	(5,947,525)
Net increase	64,364	$2,188,419	87,314	$2,956,823

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 7 — Income Tax Information:
At October 31, 2016, the Funds, for federal income tax purposes, had capital loss carryforwards as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

	Alger Capital	Alger International	Alger Mid Cap	Alger SMid Cap
Expiration Dates	Appreciation Fund	Growth Fund	Growth Fund	Growth Fund
POST ACT	—	$11,871,085	$3,690,505	—
2017	—	8,458,699	34,620,840	—
Total	—	20,329,784	38,311,345	—

	Alger Small Cap	Alger Small Cap	Alger Health	Alger Growth &
Expiration Dates	Growth Fund	Focus Fund	Sciences Fund	Income Fund
POST ACT	$5,535,262	$5,002,500	$6,689,167	—
Total	5,535,262	5,002,500	6,689,167	—

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds on or after January 1, 2011 (Post Act) will not be subject to expiration. In addition, losses incurred on or after January 1, 20111 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements:
The following is a summary of the inputs used as of April 30, 2017 in valuing the Funds’
investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Capital Appreciation Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$544,820,660	$544,820,660	—	—
Consumer Staples	100,068,643	100,068,643	—	—
Energy	48,169,315	48,169,315	—	—
Financials	109,658,142	109,658,142	—	—
Health Care	378,104,758	378,104,758	—	—
Industrials	171,495,216	171,495,216	—	—
Information Technology	1,133,394,883	1,132,462,928	—	931,955	I
Materials	30,891,239	30,891,239	—	—
Telecommunication Services	32,192,961	32,192,961	—	—
TOTAL COMMON STOCKS	$2,548,795,817	$2,547,863,862	—	$931,955
CORPORATE BONDS
Information Technology	—	—	—	— I
MASTER LIMITED PARTNERSHIP
Financials	25,746,651	25,746,651	—	—
PREFERRED STOCKS
Health Care	4,357,071	—	—	4,357,071
Information Technology	4,295,976	—	—	4,295,976	I
TOTAL PREFERRED STOCKS	$8,653,047	—	—	$8,653,047
REAL ESTATE INVESTMENT TRUST
Real Estate	45,017,949	45,017,949	—	—
WARRANTS
Information Technology	—	—	—	— I
TOTAL INVESTMENTS IN
SECURITIES	$2,628,213,464	$2,618,628,462	—	$9,585,002

Alger International Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	11,522,887	—	11,522,887	—
Consumer Staples	16,773,469	2,774,594	13,998,875	—
Energy	14,524,814	8,096,163	6,428,651	—
Financials	40,210,398	8,364,064	31,846,334	—
Health Care	13,876,841	1,756,933	12,119,908	—
Industrials	23,162,000	—	23,162,000	—
Information Technology	28,916,905	9,290,316	19,626,589	—
Materials	13,082,628	607,066	12,475,562	—
Telecommunication Services	3,557,252	—	3,557,252	—
Utilities	1,293,919	—	1,293,919	—
TOTAL COMMON STOCKS	$166,921,113	$30,889,136	$136,031,977	—
TOTAL INVESTMENTS IN
SECURITIES	$166,921,113	$30,889,136	$136,031,977	—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	27,943,260	27,943,260	—	—
Consumer Staples	6,089,319	6,089,319	—	—
Energy	2,379,486	2,379,486	—	—
Financials	10,979,341	10,979,341	—	—
Health Care	32,814,516	32,814,516	—	—
Industrials	21,111,629	21,111,629	—	—
Information Technology	45,305,771	45,206,205	—	99,566
Materials	7,784,666	7,784,666	—	—
TOTAL COMMON STOCKS	$154,407,988	$154,308,422	—	$99,566
PREFERRED STOCKS
Health Care	742,282	—	—	742,282
Information Technology	458,967	—	—	458,967
TOTAL PREFERRED STOCKS	$1,201,249	—	—	$1,201,249
REAL ESTATE INVESTMENT TRUST
Real Estate	5,886,751	5,886,751	—	—
SPECIAL PURPOSE VEHICLE
Financials	357,727	—	—	357,728
RIGHTS
Health Care	1,282,847	—	—	1,282,847
TOTAL INVESTMENTS IN
SECURITIES	$163,136,563	$160,195,173	—	$2,941,390

Alger SMid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	18,643,206	18,643,206	—	—
Financials	13,765,236	13,765,236	—	—
Health Care	24,702,063	24,702,063	—	—
Industrials	23,822,950	23,822,950	—	—
Information Technology	49,924,888	49,430,523	—	494,365
Real Estate	7,600,736	7,600,736	—	—
TOTAL COMMON STOCKS	$138,459,079	$137,964,714	—	$494,365
PREFERRED STOCKS
Health Care	3,584,574	—	—	3,584,574
Information Technology	2,278,845	—	—	2,278,845
TOTAL PREFERRED STOCKS	$5,863,419	—	—	$5,863,419
RIGHTS
Health Care	—	—	—	— ii
TOTAL INVESTMENTS IN
SECURITIES	$144,322,498	$137,964,714	—	$6,357,784

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	7,883,342	7,883,342	—	—
Consumer Staples	2,557,469	2,557,469	—	—
Energy	2,402,853	2,402,853	—	—
Financials	5,982,612	5,982,612	—	—
Health Care	47,452,055	47,452,055	—	—
Industrials	11,144,436	11,144,436	—	—
Information Technology	45,225,427	45,225,427	—	—
Materials	3,371,238	3,371,238	—	—
TOTAL COMMON STOCKS	$126,019,432	$126,019,432	—	—
PREFERRED STOCKS
Health Care	171,325	—	—	171,325
REAL ESTATE INVESTMENT TRUST
Real Estate	1,238,142	1,238,142	—	—
RIGHTS
Health Care	379,994	—	— iii	379,994	ii
SPECIAL PURPOSE VEHICLE
Financials	329,471	—	—	329,471
TOTAL INVESTMENTS IN
SECURITIES	$128,138,365	$127,257,574	—	$880,790

Alger Small Cap Focus Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	6,164,666	6,164,666	—	—
Energy	6,510,271	6,510,271	—	—
Financials	23,708,699	23,708,699	—	—
Health Care	140,646,073	140,646,073	—	—
Industrials	20,681,361	20,681,361	—	—
Information Technology	134,028,881	134,028,881	—	—
Materials	6,883,180	6,883,180	—	—
TOTAL COMMON STOCKS	$338,623,131	$338,623,131	—	—
PREFERRED STOCKS
Health Care	43,126	—	—	43,126
RIGHTS
Health Care	25,883	—	—	25,883
TOTAL INVESTMENTS IN
SECURITIES	$338,692,140	$338,623,131	—	$69,009

Alger Health Sciences Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Staples	329,760	329,760	—	—
Health Care	116,917,173	114,844,746	1,928,708	143,719
TOTAL COMMON STOCKS	$117,246,933	$115,174,506	$1,928,708	$143,719
PREFERRED STOCKS
Health Care	3,542,488	—	—	3,542,488
RIGHTS
Health Care	4,254,705	—	— iii	4,254,705ii,iv
TOTAL INVESTMENTS IN
SECURITIES	$125,044,126	$115,174,506	$1,928,708	$7,940,912

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Health Sciences Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3

Alger Growth & Income Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	13,412,790	13,412,790	—	—
Consumer Staples	11,943,469	11,943,469	—	—
Energy	5,483,105	5,483,105	—	—
Financials	13,618,503	13,618,503	—	—
Health Care	14,703,429	14,703,429	—	—
Industrials	12,387,002	12,387,002	—	—
Information Technology	23,351,297	23,351,297	—	— I
Materials	1,530,619	1,530,619	—	—
Telecommunication Services	3,212,978	3,212,978	—	—
Utilities	903,143	903,143	—	—
TOTAL COMMON STOCKS	$100,546,335	$100,546,335	—	—
CONVERTIBLE PREFERRED STOCKS
Health Care	666,651	666,651	—	—
CORPORATE BONDS
Information Technology	—	—	—	— I
MASTER LIMITED PARTNERSHIP
Energy	517,525	517,525	—	—
Financials	1,554,336	1,554,336	—	—
TOTAL MASTER LIMITED
PARTNERSHIP	$2,071,861	$2,071,861	—	—
PREFERRED STOCKS
Information Technology	—	—	—	— I
REAL ESTATE INVESTMENT TRUST
Financials	685,536	685,536	—	—
Real Estate	2,765,978	2,765,978	—	—
TOTAL REAL ESTATE
INVESTMENT TRUST	$3,451,514	$3,451,514	—	—
WARRANTS
Information Technology	—	—	—	— I
TOTAL INVESTMENTS IN
SECURITIES	$106,736,361	$106,736,361	—	—

i. Alger Capital Appreciation Fund’s and Alger Growth & Income Fund’s shares of
Choicestream Inc. common stock, preferred stock, corporate bonds and warrants are classified as a Level 3 investment and are fair valued at zero as of April 30, 2017.

ii. Alger SMid Cap Growth Fund’s, Alger Small Cap Growth Fund’s and Alger Health
Sciences Fund’s holdings of Dyax Corp.’s rights are classified as a Level 3 investment and are fair valued at zero as of April 30, 2017.

iii. Alger Small Cap Growth Fund’s and Alger Health Sciences Fund’s holdings of
Neuralstem, Inc.’s rights are classified as a Level 2 investment and are fair valued at zero as of April 30, 2017.

iv. Alger Health Sciences Fund’s holdings of Emmaus Life Sciences Inc.’s rights are classified as a Level 3 investment and are fair valued at zero as of April 30, 2017.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Common Stocks
Opening balance at November 1, 2016	$1,172,607
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(240,652)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	931,955
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(240,652)

Alger Capital Appreciation Fund	Corporate Bonds
Opening balance at November 1, 2016	$387,502
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(387,502)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	–
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(387,502)

Alger Capital Appreciation Fund	Preferred Stocks
Opening balance at November 1, 2016	$10,752,714
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(2,099,667)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	8,653,047
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(2,099,667)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Capital Appreciation Fund	Warrants
Opening balance at November 1, 2016	$379,752
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(379,752)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	0
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(379,752)
FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Common Stocks
Opening balance at November 1, 2016	$125,276
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(25,710)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	99,566
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(25,710)

Alger Mid Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2016	$2,103,258
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	3,292,351
Included in net unrealized gain (loss) on investments	167,491
Purchases and sales
Purchases	–
Sales	(4,361,851)
Closing balance at April 30, 2017	1,201,249
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$3,459,842

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Special Purpose
Alger Mid Cap Growth Fund	Vehicle
Opening balance at November 1, 2016	$327,271
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	30,456
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	357,727
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$30,456

Alger Mid Cap Growth Fund	Rights
Opening balance at November 1, 2016	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	967,345
Purchases and sales
Purchases	315,502
Sales	–
Closing balance at April 30, 2017	1,282,847
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$967,345

Alger Mid Cap Growth Fund	Escrow Receivable
Opening balance at November 1, 2016	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	331,036
Purchases and sales
Purchases	107,968
Sales	–
Closing balance at April 30, 2017	439,004
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$331,036

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger SMid Cap Growth Fund	Common Stocks
Opening balance at November 1, 2016	$622,021
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(127,656)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	494,365
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(127,656)

Alger SMid Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2016	$6,615,493
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(752,074)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	5,863,419
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(752,074)

Alger SMid Cap Growth Fund	Rights
Opening balance at November 1, 2016	$ –*
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	–
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$ –*

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

*Alger SMid Cap Growth Fund’s Level 3 rights are fair valued at zero at the beginning and ending of the period.
	FAIR VALUE
	MEASUREMENTS
	USING SIGNIFICANT
	UNOBSERVABLE
	INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2016	$396,005
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	971,747
Included in net unrealized gain (loss) on investments	95,602
Purchases and sales
Purchases	–
Sales		(1,292,028)
Closing balance at April 30, 2017	171,326
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$1,067,349

Alger Small Cap Growth Fund	Rights
Opening balance at November 1, 2016	$ –*
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	285,511
Purchases and sales
Purchases	94,483
Sales	–
Closing balance at April 30, 2017	379,994
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$285,551	*
*Alger Small Cap Growth Fund’s Level 3 rights are fair valued at zero at the beginning and ending of the period.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Small Cap Growth Fund	Vehicle
Opening balance at November 1, 2016	$301,420
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	28,051
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	329,471
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$28,051

Alger Small Cap Growth Fund	Escrow Receivable
Opening balance at November 1, 2016	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	97,705
Purchases and sales
Purchases	32,333
Sales	–
Closing balance at April 30, 2017	130,038
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$97,705

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Focus Fund	Preferred Stocks
Opening balance at November 1, 2016	$56,319
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	66,189
Included in net unrealized gain (loss) on investments	8,622
Purchases and sales
Purchases	–
Sales	(88,004)
Closing balance at April 30, 2017	43,126
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$74,881

Alger Small Cap Focus Fund	Rights
Opening balance at November 1, 2016	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	19,447
Purchases and sales
Purchases	6,436
Sales	–
Closing balance at April 30, 2017	25,883
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$19,447

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Focus Fund	Escrow Receivable
Opening balance at November 1, 2016	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	6,655
Purchases and sales
Purchases	2,202
Sales	–
Closing balance at April 30, 2017	8,857
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$6,655
FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Health Sciences Fund	Common Stocks
Opening balance at November 1, 2016	$143,719
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	143,719
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$–

Alger Health Sciences Fund	Preferred Stocks
Opening balance at November 1, 2016	$6,250,448
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	10,926,308
Included in net unrealized gain (loss) on investments	832,292
Purchases and sales
Purchases	–
Sales	(14,466,560)
Closing balance at April 30, 2017	3,542,488
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$11,758,600

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Health Sciences Fund		Rights
Opening balance at November 1, 2016	$	–*
Transfers into Level 3		–
Transfers out of Level 3		–
Total gains or losses
Included in net realized gain (loss) on investments		–
Included in net unrealized gain (loss) on investments		3,210,332
Purchases and sales
Purchases		1,044,373
Sales		–
Closing balance at April 30, 2017		4,254,705	*
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017		$3,210,332
*Alger Health Sciences Fund’s Level 3 rights are fair valued at zero at the beginning and ending of the period.

Alger Health Sciences Fund	Escrow Receivable
Opening balance at November 1, 2016	$	–*
Transfers into Level 3		–
Transfers out of Level 3		–
Total gains or losses
Included in net realized gain (loss) on investments		–
Included in net unrealized gain (loss) on investments		1,098,608
Purchases and sales
Purchases		357,397
Sales		–
Closing balance at April 30, 2017		1,456,005	*
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017		$1,098,698

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Growth & Income Fund	Common Stocks
Opening balance at November 1, 2016	$14,979
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(14,979)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	–
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(14,979)

Alger Growth & Income Fund	Corporate Bonds
Opening balance at November 1, 2016	$15,285
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(15,285)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	0
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(15,285)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Growth & Income Fund	Preferred Stocks
Opening balance at November 1, 2016	$52,648
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(52,648)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	0
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(52,648)

Alger Growth & Income Fund	Warrants
Opening balance at November 1, 2016	$14,979
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(14,979)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	0
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(14,979)

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of April 30, 2017. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

	Fair Value	Valuation	Unobservable		Weighted
	April 30, 2017	Methodology	Input	Input/Range	Average Inputs
Alger Capital Appreciation Fund
Common Stocks	$0	Income	Discount Rate	40%	N/A
		Approach
Common Stocks	931,955	Income	Revenue Multiple	10x-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	0.8-2.8 Years

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Preferred Stocks	0	Income	Discount Rate	40%	N/A
		Approach
Preferred Stocks	4,357,071	Market Approach	Scenario	80 to 100%	N/A
			Probability
			Time to Exit	0.5-2.0 Years
			Volatility	67.8%
Preferred Stocks	4,295,976	Income	Revenue Multiple	10x-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	0.8-2.8 Years
Warrants	0	Income	Discount Rate	40%	N/A
		Approach
Corporate Bonds	0	Income	Discount Rate	40%	N/A
		Approach
Alger Mid Cap Growth Fund
Common Stocks	99,566	Income	Revenue Multiple	10x-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	0.8-2.8 Years
Preferred Stocks	458,967	Income	Revenue Multiple	10x-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	0.8-2.8 Years
Preferred Stocks	742,282	Income	Discount Rate	35.5-39.5%	N/A
		Approach
Special Purpose Vehicle	327,271	Market Approach	Revenue Multiple	2.6x-3.1x	N/A

Rights	1,282,847	Income	Discount Rate	21.5-22.5%	N/A
		Approach
Escrow Receivable	439,004	Income	Discount Rate	21.5-22.5%	N/A
		Approach
Alger SMid Cap Growth Fund
Common Stocks	494,365	Income	Revenue Multiple	10x-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	0.8-2.8 Years
Preferred Stocks	2,278,845	Income	Revenue Multiple	10x-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	0.8-2.8 Years
Preferred Stocks	2,802,192	Market Approach	Scenario	80 to 100%	N/A
			Probability
			Time to Exit	0.5-2.0 Years
			Volatility	67.8%

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Preferred Stocks	782,382	Income	Discount Rate	35.5-39.5%	N/A
		Approach
Alger Small Cap Growth Fund
Preferred Stocks	171,326	Income	Discount Rate	35.5-39.5%	N/A
		Approach
Special Purpose Vehicle	329,471	Market Approach	Market Approach	2.6x-3.1x	N/A

Rights	379,994	Income	Discount Rate	21.5-22.5%	N/A
		Approach
Escrow Receivable	130,038	Income	Discount Rate	21.5-22.5%	N/A
		Approach
Alger Small Cap Focus Fund
Preferred Stocks	43,126	Market Approach	Scenario	80 to 100%	N/A
			Probability
			Time to Exit	0.5-2.0 Years
			Volatility	67.8%
Rights	25,883	Income	Discount Rate	21.5-22.5%	N/A
		Approach
Escrow Receivable	8,857	Income	Discount Rate	21.5-22.5%	N/A
		Approach
Alger Health Sciences Fund
Common Stocks	0	Income	Discount Rate	30%	N/A
		Approach
Preferred Stocks	3,033,097	Income	Discount Rate	35.5-39.5%	N/A
		Approach
Preferred Stocks	509,391	Market Approach	Scenario	80 to 100%	N/A
			Probability
			Time to Exit	0.5-2.0 Years
			Volatility	67.8%
Rights	4,254,705	Income	Discount Rate	21.5-30%	22%
		Approach
Escrow Receivable	1,456,005	Income	Discount Rate	21.5-22.5%	N/A%
		Approach
Alger Growth & Income Fund
Common Stocks	0	Income	Discount Rate	40%	N/A
		Approach
Preferred Stocks	0	Income	Discount Rate	40%	N/A
		Approach
Warrants	0	Income	Discount Rate	40%	N/A
		Approach
Corporate Bonds	0	Income	Discount Rate	40%	N/A
		Approach

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and
EBITDA multiples, decreases in discount rates, and increases in the probabilities of success results in higher fair value measurements, whereas decreases in revenues and EBITDA

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

multiples, increases in discount rates, and decreases in the probabilities of success results in lower fair value measurements.

On April 30, 2017, there were no transfers of securities between Level 1 and Level 2.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2017, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Capital Appreciation Fund	$17,289,756	—	$17,289,756	—
Alger International Growth Fund	10,871	$10,505	366	—
Alger Mid Cap Growth Fund	9,139,555	—	9,139,555	—
Alger SMid Cap Growth Fund	4,713,066	—	4,713,066	—
Alger Small Cap Growth Fund	1,199,082	—	1,199,082	—
Alger Small Cap Focus Fund	17,342,151	—	17,342,151	—
Alger Health Sciences Fund	2,575,647	—	2,575,647	—
Alger Growth & Income Fund	2,869,4299	282,575	2,586,854	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indexes. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The
Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.
The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended April 30, 2017, options were used in accordance with these objectives.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Funds’ option contracts were not subject to any rights of offset with any counterparty.
All of the Funds’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

There were no open derivative instruments as of April 30, 2017.

NOTE 10 — Principal Risks:
As of April 30, 2017, the Funds invested a significant portion of their assets in securities in the health care and information technology sectors. Changes in economic conditions affecting such sectors would have an impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy;
overall market changes; local, regional or global political, social or economic instability; and
currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The
Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest in companies that are not yet available in the public markets and that are accessible only through private equity investments. The Funds may also invest in venture capital or private equity funds, direct private equity investments and other investments that may have limited liquidity. There may be no trading market for these securities, and their sale or transfer may be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an initial public offering or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. The securities may be able to be liquidated, if at all, at disadvantageous prices. As a result, the Funds may be required to hold these positions for several years, if not longer, regardless of adverse price movements. Such positions may cause the Funds to be less liquid than would otherwise be the case.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the six months ended April 30, 2017. Purchase and sale transactions and dividend income earned during the period were as follows:

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Shares/
	Par at					Realized	Value at
	October	Purchases/	Sales/	Shares/Par at	Interest	Gain	April 30,
Security	31, 2016	Conversion	Conversion	April 30, 2017	Income	(Loss)	2017

Alger Capital Appreciation Fund
Common Stocks
Choicestream, Inc.*	82,955	—	—	82,955	—	—	$0
Preferred Stocks
Choicestream, Inc., Series
A and B*	2,365,288	—	—	2,365,288	—	—	0
Corporate Bonds
Choicestream, Inc., 11.0%,
8/05/18*	387,502	—	—	387,502	—	—	0
Warrants
Choicestream, Inc., 6/22/26*	387,502	—	—	387,502	—	—	0
Alger Mid Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc.,
Series D*	219,610	—	—	219,610	—	—	742,282
Tolero Pharmaceuticals, Inc,
Series B*	495,000	—	495,000	—	—	3,292,351	—
Alger SMid Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc.,
Series D *	231,474	—	—	231,474	—	—	782,382
Alger Small Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc.,
Series D *	50,688	—	—	50,688	—	—	171,326
Tolero Pharmaceuticals, Inc.,
Series B*	148,237	—	148,237	—	—	971,747	—
Alger Small Cap Focus Fund
Preferred Stocks
Tolero Pharmaceuticals, Inc.,
Series B*	10,097	—	10,097	—	—	66,189	—
Alger Health Sciences Fund
Preferred Stocks
Prosetta Biosciences, Inc.,
Series D *	897,366	—	—	897,366	—	—	3,033,097
Tolero Pharmaceuticals, Inc.,
Series B*	1,638,547	—	1,638,547	—	—	10,926,308	—

Alger Growth & Income Fund
Common Stocks
Choicestream, Inc.*	5,064	—	—	5,064	—	—	0
Preferred Stocks

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Shares/
	Par at					Realized	Value at
	October	Purchases/	Sales/	Shares/Par at	Interest	Gain	April 30,
Security	31, 2016	Conversion	Conversion	April 30, 2017	Income	(Loss)	2017
Choicestream, Inc., Series
A and B*	132,906	—	—	132,906	—	—	0
Corporate Bonds
Choicestream, Inc., 11.0%,
8/05/18*	15,285	—	—	15,285	—	—	0
Warrants
Choicestream, Inc., 6/22/26*	15,285	—	—	15,285	—	—	0

*Non-income producing security.

NOTE 12 — Subsequent Events:
Management of each Fund has evaluated events that have occurred subsequent to April
30, 2017 through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2016 and ending April 30, 2017.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2016	April 30, 2017	April 30, 2017(a)	April 30, 2017(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$1,148.29	$6.55	1.23%
	Hypothetical(c)	1,000.00	1,018.70	6.16	1.23
Class B	Actual	1,000.00	1,143.30	10.95	2.06
	Hypothetical(c)	1,000.00	1,014.58	10.29	2.06
Class C	Actual	1,000.00	1,143.91	10.47	1.97
	Hypothetical(c)	1,000.00	1,015.03	9.84	1.97
Class Z	Actual	1,000.00	1,149.88	4.74	0.89
	Hypothetical(c)	1,000.00	1,020.38	4.46	0.89

Alger International Growth Fund
Class A	Actual	$1,000.00	$1,077.06	$6.95	1.35%
	Hypothetical(c)	1,000.00	1,018.10	6.76	1.35
Class B	Actual	1,000.00	1,072.83	10.54	2.04
	Hypothetical(c)	1,000.00	1,014.63	10.24	2.04
Class C	Actual	1,000.00	1,073.21	11.05	2.14
	Hypothetical(c)	1,000.00	1,014.13	10.74	2.14
Class I	Actual	1,000.00	1,078.52	5.98	1.15
	Hypothetical(c)	1,000.00	1,019.04	5.81	1.15
Class Z	Actual	1,000.00	1,079.78	4.59	0.89
	Hypothetical(c)	1,000.00	1,020.38	4.46	0.89

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$1,171.57	$7.16	1.33%
	Hypothetical(c)	1,000.00	1,018.20	6.66	1.33
Class B	Actual	1,000.00	1,167.68	10.96	2.04
	Hypothetical(c)	1,000.00	1,014.68	10.19	2.04
Class C	Actual	1,000.00	1,166.87	11.60	2.16
	Hypothetical(c)	1,000.00	1,014.08	10.79	2.16
Class Z	Actual	1,000.00	1,173.83	5.61	1.05
	Hypothetical(c)	1,000.00	1,019.64	5.21	1.05

Alger SMid Cap Growth Fund
Class A	Actual	$1,000.00	$1,137.17	$7.15	1.35%
	Hypothetical(c)	1,000.00	1,018.10	6.76	1.35
Class C	Actual	1,000.00	1,131.55	11.47	2.17
	Hypothetical(c)	1,000.00	1,014.03	10.84	2.17
Class I	Actual	1,000.00	1,136.43	7.57	1.42
	Hypothetical(c)	1,000.00	1,017.70	7.15	1.42
Class Z	Actual	1,000.00	1,138.65	5.62	1.06
	Hypothetical(c)	1,000.00	1,019.54	5.31	1.06

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2016	April 30, 2017	April 30, 2017(a)	April 30, 2017(b)
Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$1,185.37	$7.37	1.36%
	Hypothetical(c)	1,000.00	1,018.05	6.80	1.36
Class B	Actual	1,000.00	1,181.82	11.47	2.12
	Hypothetical(c)	1,000.00	1,014.28	10.59	2.12
Class C	Actual	1,000.00	1,180.83	11.90	2.20
	Hypothetical(c)	1,000.00	1,013.88	10.99	2.20
Class Z	Actual	1,000.00	1,186.60	5.37	0.99
	Hypothetical(c)	1,000.00	1,019.89	4.96	0.99

Alger Small Cap Focus Fund
Class A	Actual	$1,000.00	$1,154.12	$6.41	1.20%
	Hypothetical(c)	1,000.00	1,018.84	6.01	1.20
Class C	Actual	1,000.00	1,149.27	10.34	1.95
	Hypothetical(c)	1,000.00	1,015.17	9.69	1.95
Class I	Actual	1,000.00	1,154.72	6.36	1.19
	Hypothetical(c)	1,000.00	1,018.89	5.96	1.19
Class Y	Actual	1,000.00	1,030.16	4.53	0.90
	Hypothetical(c)	1,000.00	1,020.33	4.51	0.90
Class Z	Actual	1,000.00	1,155.25	4.76	0.90
	Hypothetical(c)	1,000.00	1,020.38	4.46	0.90

Alger Health Sciences Fund
Class A	Actual	$1,000.00	$1,382.26	$8.21	1.39%
	Hypothetical(c)	1,000.00	1,017.90	6.95	1.39
Class C	Actual	1,000.00	1,376.73	12.85	2.18
	Hypothetical(c)	1,000.00	1,013.98	10.89	2.18
Class Z	Actual	1,000.00	1,384.42	5.85	0.99
	Hypothetical(c)	1,000.00	1,019.89	4.96	0.99

Alger Growth & Income Fund
Class A	Actual	$1,000.00	$1,143.51	$6.22	1.17%
	Hypothetical(c)	1,000.00	1,018.99	5.86	1.17
Class C	Actual	1,000.00	1,139.19	10.18	1.92
	Hypothetical(c)	1,000.00	1,015.27	9.59	1.92
Class Z	Actual	1,000.00	1,144.69	4.73	0.89
	Hypothetical(c)	1,000.00	1,020.38	4.46	0.89

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice		Rev. 12/20/16
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes — to offer our	Yes	No
products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’ everyday business	Yes	No
purposes — information about your
transactions and experiences
For our affiliates’ everyday business	No	We don’t share
purposes — information about your
creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?	Federal law gives you the right to limit
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.
Other important information

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’
fiscal quarter. The Funds’ Forms N-Q are available online on the SEC’s website at www.
sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law.
From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer, President, Secretary
or Assistant Secretary.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds. Such information will include, but not be limited to, relative weightings and characteristics of a Fund’s portfolio versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-
3863 to obtain such information.

THE ALGER FUNDS

360 Park Avenue South
New York, NY 10010

(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of The Alger
Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

(This page has been intentionally left blank.)

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AFSAR

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.
(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the
Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-
2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b)
under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By: /s/Hal Liebes

Hal Liebes

President

Date: June 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: June 27, 2017

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 27, 2017